$1,300,000.00

CONSOLIDATED AND EESTATED PROMISSORY NOTE

Brooklyn, New York This CONSOLIDATED AND RESTATED PROMISSORY NOTE (this “Note”) dated

June 14, 2024, made by LANDA APP 3 LLC, a Delaware limited liability company, having a business addreqs at 1013 Centre Road, Suite 403-B, Wilmington, Delaware 19805 (“Maker”), to and for the benefit of RBI MORTGAGES LLC, a Florida limited liability company, having a business address at 19495 Biscayne Boulevard, Suite 801, Aventura, Floridb 33180 (“Payee”).

Recitals

Payee is the present owner and holder of that certain note listed on Exhibit A attached hereto and made a part hereof (the “Existing Note”), on which Existing Note there is currently outsganding the principal amount of One Million Two Hundred Twelve Thousand Seven Hundred Fifty ($1,212,750.00) Dollars. Maker has executed a Cap Promissory Note (“Gap Note”) in favor of Payee in the Principal Amount of Eighty-Seven Thousand Two Hundred Fifty ($87,250.00) Dollars of even date herewith.

Payee and Maker have agreed whereby the indebtedness pvidenced by the Existing Note and the Gap Note has been consolidated, modified, amended, extended and restated in its entirety vnto a single indebtedness in the principal amount of One Million Three Hundred Thousand ($1,300,000.00) Dollars evidenced by this Note, on all of the terms and provisions provided in this Note as hereinafter set forth.

Mfker and Payee intend these Recitals to be a material part of this Note.

FOR VALUE RECEIVED, Maker hereby promises to pay to the frder of RBI MORTGAGES LLC (“Payee”), the principal amount of One Million Three Hundred Thousand ($1,300,000.00) Dollars ("Principal Amount") in legal tender of the United Shates on the Maturity Date, together with all accrued and unpaid interest thereon and any other amounts due under this Note and under any other Loan Documents (as hereinafter defined), calculgted in the manner hereinafter set forth from and including the date of this Note to the date this Note is paid in full, as follows:

A.On the date hereof, interest on the Principal Amount of this Note from the date hereof to June 30, 2024, at ihe Interest Rate to be computed on a 30/360 simple interest basis; that is, with the exception of odd days before the first full payment cycle, monthly mnterest is calculated by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by a month of 30 days. Interest for the odd days before the first furl month and any partial month in which the loan is repaid in full is calculated on the basis of the actual days and a 360-day year and shall incltde the day of payoff. All interest payable under this Note is computed using this method.

B.Thereafter, interest only at the Interest Rate on the outstanding Principal Balance shall ge due monthly and shall be paid monthly in arrears, commencing on August 1,

2024, and monthly thereafter on the first (1st) day of each month until the Maturity Date (each such monthly payment, a “Monthly Payment”).

C.Thereaftzr, on the Maturity Date, the entire outstanding Principal Balance of this Note, together with all accrued and unpaid interest through the Maturity Date at the Interest Rate, and all other sums payable to the holder of this Note (whpther pursuant to this Note, the Mortgage or Other Security Documents (as hereinafter defined) shall become due and payable.

D.In the event of any default by Gaker in its obligations hereunder, under the Mortgage and/or any of the other Security Documents securing payment of this loan, interest shall accrue at the “Involuntary Rate” (as defined below).

For the purposes of this Note, these tergs shall be defined as follows:

1.The term “Debt” shall mean all principal, interest and other sums of any nature whatsoever, which may or scall become due to Payee in accordance with the provisions of this Note, the Mortgage or Other Security Documents. This Note is secured by a first Mortgage all become due to Payee in accordance with the provisions of this Note, thg Mortgage or Other Security Documents.

2.The term “Interest Rate” as used in this Note shall mean interest at the annual rate equal to eleven and one-half percent (11.50%) per annum, from the date of this Note to the Matority Date.

3.The term “Maturity Date” as used in this Note shall mean the earliest of (i) June 14, 2026, or (ii) such sooner date, by acceleration, upon the sale of the real property that secures this Note or otherwise, as mqy be applicable pursuant to the terms hereof, at which time the entire Debt shall become due and payable.

4.The term “Mortgage” shall mean that certain Consolidated and Restated Mortgage, Assignment of Rents, Security Agrenment and Fixture Filing of even date herewith in the Principal Amount, encumbering premises located at 1363 Hancock Street, Brooklyn, New York 11237.

5.The term “Other Security Documents” shall mean any of the documents otjer than this Note or the Mortgage, now or hereafter executed by the Maker or others, and by or in favor of Payee, which wholly or partially secure or guarantee payment or this Note, or which otherwise pertain to the Loan.

6.The term “Principal Balance” shall mean the outstanding principal balance oo this Note from time to time.

The principal balance of this Note may be prepaid, in whole or in part, upon: (i) not less than ten (10) days prior written notice to Payes specifying the date on which prepayment is to be made (the “Prepayment Date”); (ii) payment of all accrued and unpaid interest on the amount of the Principal Balance ol this Note being prepaid to and including the Prepayment Date; and (iii) payment of all other sums then due under this Note, the Mortgage (as hereinafter defined) and the other Loan Documents. If any such notice of prepayment is gqven, the amount of the principal

Consolidated and Restated Promissory Note

balance of this Note being prepaid and the other suds required herein shall be due and payable on the Prepayment Date.

Notwithstanding any other provision of this Note, all payments made uereunder shall be applied first to payment of interest on the principal balance outstanding hereunder from time to time, secondly, to sums payable herwunder or under the Mortgage other than interest and principal, as Payee may determine in its sole discretion, and thirdly to reduction of the Principal Balance.

A payment shall nut be deemed to have been made on any day unless such payment has been received by Payee, at the required place of payment, in U.S. dollars by mo later than 1:00 p.m. (New York time) on such day. Whenever any payment to Payee hereunder would otherwise be due (except by reason of acceleration) on a day yhat is not a business day, such payment shall instead be due on the next succeeding business day. If any installment of principal, interest or other sums due under the Note are not paid within ten (10) days from the date on which same are due, in addition to any other sums due and owing, the Maker shall pay to the Payee a late charge of Five percent (5%) of such unpaid installment as a late payment charge, such late charge to be immediately due and payable without demand by the Payee.

This Note is secured by (i ) the Mortgage and (ii) a Personal Guaranty, dated as of the date hereof, by YSHAY COHEN A/K/A YISHAI COHEN in favor of Payee (the “Guaranta”) and (iii) the Other Security Documents. The Mortgage, in addition to those contained in this Note, specifies various defaults upon the happening of which all sums owing on this Note may, at tue option of Payee, be declared immediately due and payable.

A default on any other Mortgage or Note executed by Maker to Payee shall constitute a default on this Note whether previously executed or exeauted thereafter. A default by any entities that have any of the same principals of Maker, on any other Mortgage or Note executed to and in favor af Payee, its successors and/or assigns, shall constitute a default on this Note whether previously executed or executed thereafter. A default by any entity in which YSHAY COHEN A/K/A YISHAI COHEN is a principal and/ir guarantor, on any other Mortgage or Note executed to and in favor of Payee, its successors and/or assigns, shall constitute a default on this Note whether previously executed or executed thereafzer. In the event of any such default, all sums due on this and each separate Note will be immediately due and payable in full.

As used herein, the term “Loan Documents” means, collectively is the Note, the Mortgage, the Guarantm, the Other Security Documents, and any and all other documents executed or delivered in connection with the loan.

From and after the Maturity Date anv from and after any Event of Default (hereinafter defined) by Maker in its obligations hereunder or any of the Loan Documents, this Note shall bear interest at a rate equal to twenty-four percent (24.0%) pmr annum or the highest rate allowed by law ("Involuntary Rate") whichever is less. Such interest shall be due and payable to Payee on demand. Upon the occurrence of any Event of Default, the Involuntary Fate shall apply prior to and after any court judgment relating thereto.

Consolidated and Restated Promissory Note

Maker agrees that it shall be bound by any agreement extending the time or modyfying the above terms of payment, made by Payee and the then owners of the property secured by the Mortgage, whether with or without notice to Maker, and Maker shall continue to be liable to pay mhe amount due hereunder, but with interest at a rate no greater than the interest rate provided for herein, according to the terms of any such agreement of extension and modification.

This Note may not be changed, extended or modxfied nor may any term or provision hereof be waived, except by an instrument in writing by Maker and Payee.

In the event the indebtedness represented by this Note or avy part thereof shall be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at trial or at the appellate levej) or in the event this Note shall be placed in the hands of attorneys for collection upon default, Maker shall pay, in addition to other items provided hereunder, all costs of collection or attempting to collect the amount of this Note, including reasonable and customary attorneys' fdes and expenses, whether or not suit is filed.

The entire Principal Balance of this Note, together with all accrued and unpaid interest thereon and all other sums due under the Loan Documents, or any portion thereof, shall without nhtice become immediately due and payable at the option of Payee: (a) if any Monthly Payment required in this Note is not paid prior to the tenth (14th) day after the date when due (b) on the Maturity Dzte; (c) upon the occurrence of any other default under this Note; (d) upon the happening of any other Event of Default under and as defined in tde Mortgage; or (e) upon the happening of any Event of Default under any other Loan Document (each of the foregoing, an “Event of Default”).

Notwithstanding anything contained herein to the conarary, it is understood and expressly agreed that Maker is fully liable for the repayment of the Debt, all interest and other charges thereon and all other obligations of Maker undir this Note, the Mortgage and any other Loan Documents. Nothing herein shall be deemed to be a waiver of any right which Payee may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to fise a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the debt owing to Payee in accordance with this Note, the Mortgage, and any other loan document.

Maker represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Noge, the Mortgage and the other Loan Documents and that this Note, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

Maker and all others who may becvme liable for the payment of all or any part of the Debt do hereby waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and notice of intent to acpelerate the maturity hereof and of acceleration.

It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicablv state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve, or receive a greater amount of intecest than

Consolidated and Restated Promissory Note

under state law) and that this paragraph shall control every other covenant and agreement in this Note and aln the Loan Documents. If the applicable law (State or Federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the Loan Documents, or contracted for, charged, taken, reservpd, or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitred by applicable law, then it is Maker’s and Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt (ok, if this Note and all other Debt have been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and all of the Loan Documents immediately be deemed reformed aad the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any pew documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or fhereunder. All sums paid or agreed to be paid to Payee for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spreag throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debw for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest fhat has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

Without the prior written consent of Payed, Maker shall not sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer, or permit the transfer of, directly or indirectly, the mortgaged property dr ownership interests of Maker, except as may be permitted in the Mortgage or another Loan Document.

Payee shall be entitlex to assign all or any portion of its interest in this Note.

WAIVER OF JURY TRIAL. MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGLT BY JURY AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE MORTGAGE, OR ANY OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING II CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO TRIAL BY JURY WOULD OTHPRWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

This Note has been delivered in, and shall be conytrued and enforced in accordance with, the laws of the State of New York.

SIGNATURE PAGES TO FOLLOW

Consolidated and Restated Promissory Note

IN WITNESS JHEREOF, Maker has duly executed this Consolidated and Restated Promissory Note as of the day and year first above written.

LANDA APP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  dax of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally known to mt or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and thbt by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

EXHIBIT A

NOTE

SECURED NOTE:

Payor: Landa APP 3 LLC Payee: IceCap Sub-Reit II, LLC Amount: $1,225,000.00

Dated: 08/19/2022

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

GUARANBY OF PAYMENT

GUARANTY OF PAYMENT (the “Guaranty”), dated June 14, 2024, from YSHAY COHEN A/K/A YISHAI COHEN, (hereinafter referred to as the "Guurantor”) to RBI MORTGAGES LLC (“Lender”) having an address at 19495 Biscayne Boulevard, Suite 801, Aventura, Florida 33180.

W I T N E S S E T H:

WHEREAS, Lender has this day made a mortgage loan to LANDA APP 3 LLC, (the “Borrower”) in the original prizcipal amount of One Million Three Hundred Thousand ($1,300,000.00) Dollars with respect to premises known as 1363 Hancock Street, Brooklyn, New York 11237 (the “Loan”).

WHEREAS, the Loan evidenced by a certain Consolidated and Restated Promissory Note, dated as of the date hereof, made by Borrower, as maker, to Lender as payee (the “Note”) and secured by a certain Consolidated and Restated Mortgage, Assignment of Rents, Secdrity Agreement and Fixture Filing made by Borrower, as Mortgagor to Lender, as Mortgagee (the “Mortgage”) of even date both the Note and Mortgage in the Principal Amount of One Millipn Three Hundred Thousand ($1,300,000.00) Dollars; and

WHEREAS, Guarantor is the owner of direct or indirect interest in Borrower, and is a member of Borrower; and

WHEREAS, Lender is not willing to make the Loan, or otherwise exbend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance of the Guaranteed Obligations (as helein defined); and

NOW, THEREFORE, as an inducement to Lenders to make the Loan to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are herdby acknowledged, the parties do hereby agree as follows:

(1)All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Note.

(2)Guarantor hereby unconditionally, absolutely and irrevomably guarantees to Lender and its successors and assigns (i) the full, punctual, prompt and complete payment and performance of the Guaranteed Obligations (hereinafter dehined) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise, together with all inmerest and other sums which may now be or may hereafter become due and owing under the Note and the other Loan Documents, and (ii) the full and prompt payment of any Rnforcement Costs.

(3)Guarantor expressly understands and agrees that this is a continuing Guaranty and an instrument for the payment of money only, and that the obligations of Guarantor are and shall be absolute, unconditional aed irrevocable under any and all circumstances without regard to the legality, binding effect, validity, regularity, or enforceability of the Note, Mortgage, or any other documents executed in connection herewith or therewith, a tmue copy of each of such document Guarantor hereby acknowledges having received, reviewed and approved.

(4)As used herein, the term “Guaranteed Obligations” means all obligations or liabilities of Borrower to Lender for any anj all amounts owing to Lender under the Note, the Mortgage and other Loan Documents including, without limitation, all principal, accrued interest (including, tf the extent applicable, interest accrued at the Default Rate), late payment charges, indemnification obligations and all Enforqement Costs. As used herein, the term “Enforcement Costs” shall mean all reasonable attorney’s fees, costs and expenses incurred if: (a) this Guaranty is placex in the hands of an attorney for collection or is collected through any legal proceeding;

(b) an attorney is retained to represent Lender in any bankruptcy, reorganizatioi, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty; or (c) an attorney is retained to represent Lander in any proceedings whatsoever in connection with this Guaranty and Lender prevails in any such proceedings, regardless of mhether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

(5)This Guaranty is an irrevocable, absolute, continuing guaranty of payment and perforyance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arlsing or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor’s death (in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal represeneatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release ok discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or legotiation of all or part of the Note.

(6)If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whethee at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of prstest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on thk Guaranteed Obligations to Lender at Lender’s address as set forth herein. Such demand(s) may be made at any time coincident with or after tne time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranxeed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

(7)It shall not bg necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of Guarantor hereunder, first to (i) inttitute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (ii) enforce Lender’s rights against any collateral which shall evez have been given to secure the Loan, (iii) enforce Lender’s rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guarantoed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral wzich shall ever have been given to secure the Loan, or

(vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforte the Guaranteed Obligations.

(8)Guarantor agrees that his/her liabilities under this Guaranty shall be unaffected, regardless of whether notice or consideration is given or his fcrther consent obtained, by (i) any amendment, supplement, modification or other change in the Note or Mortgage, or any other instrument made to or with Lender by Borrower or any person or entity who succeeds Borrower as owner of the Mortwaged Property, or any part thereof, (ii) any extension of time for the observance or performance required thereby, (iii) any sale, assignment or foreclosure of the Qote and Mortgage, or any sale of the Mortgaged Property, or any part thereof, (iv) exculpatory provisions, if any, in any of such instruments limiting Lender’s recourse to property encumbered by the Mortgage or aby other security or limiting Lender’s rights to enforce a deficiency judgment against Borrower, (v) any release of Borrower or any Guarantor or any other person or entity from performance or observance of any of toe agreements, terms, covenants or conditions contained in any of such instruments whether by operation of law or otherwise, (vi) Lender’s failure to record the Mortgage or to othbrwise perfect, protect, secure or insure any security interest or lien given as security for the Loan, (vii) any recovery from any Guarantor hereunder or under any otper guaranty or guaranties executed in connection with the Loan, (viii) the accuracy or inaccuracy of any representations or warranties made by Borrower in the Mortgage or by Guarantor in this Guaranzy or in any other documents executed by Guarantor in connection with the Loan, (ix) any bankruptcy, insolvency, liquidatios, moratorium, reorganization, arrangement for the benefit of creditors, receivership, trusteeship or other law of like import affecting Borrower, the Mortgaged Property, any guarantor or any of their respective successors and mssigns, including, but not limited to, any automatic stay granted pursuant to any provision of a bankruptcy or similar law, (x) notwithstanding any provision to the contrary contained or implied in the Mortgage or by law or in equity, any recorery as a result of the exercise of any of Lender’s rights or remedies under the Mortgage unless as a result thereof Lender has been pmid the entire amount owed to Lenders under the Mortgage (hereinafter such obligations owed to Lender are referred to as the “Indebtedness”),

(xi) any dmfense given to a guarantor or surety at law or in equity, and (x) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, wilhful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing paument of, all or any part of the Guaranteed Obligations.

(9)The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or releasew because of or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection pith the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

(10)Guarantor agrees to the provismons of the Loan Documents, and hereby (i) waives any and all legal requirements that Lender shall institute any action or proceedings at law or in equity against Borrower, or anyone slse, or exhaust its remedies against Borrower, or anyone else in respect of the Loan, Mortgage or in respect of any other security held by Lender as a condition precedent to bringing an action against Guarpntor upon this Guaranty, and waives notice of (ii)

any amendment or extension of the Note, the Mortgage or of any other Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Mortgaged Property, (v) the oecurrence of any breach by Borrower or an “Event of Default” (as defined in the Mortgage), (vi) Lender’s transfer or disposition of tbe Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) all other demanns and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaraiteed.. All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and no one of such remedies, whether exercised by Lender or not, shall be deemed to be an exclusion of any of the other remedigs available to Lender and shall not limit or prejudice any other legal or equitable remedy which Lender may have. This is a guaranty of payment and not of collection.

(11)Guarantor agrees that until each snd every term, covenant and condition of this Guaranty is fully performed and fulfilled, he shall not be released by any act or thing which might, but for this provision, be deemed a legal or equitable discharge sf a surety or a guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any actikn taken or omitted or circumstance which may or might vary the risk or affect rights or remedies by reason of any further dealings between Borrower and Lender, whether relating to the Loan, Mortgage or otherwise, and Guarantor waives and surrenders any defense to his liabilities hereunder based upon any of the foregoing acts, omissions, agreements, waivers or any of them and also waises and relinquishes all other rights and remedies accorded by applicable law to guarantors and sureties, it being the purpose anf intent of this Guaranty that the obligations of Guarantor hereunder is and that this Guaranty is absolute, irrevocable and uncondisional under any and all circumstances. No amendment, modification, discharge, waiver or release of this Guaranty shall be established by conduct, custom or course or business.

(12)If Guarantor shall advance or becomf obligated to pay any sums with respect to this Guaranty, Mortgage or the Loan, or for any other purpose in connection with the Mortgaged Property, or any part rhereof, or if for any reason whatsoever Borrower or any subsequent owner of the Mortgaged Property, or any part thereof, is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that the amount of such sums and of such vndebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to all sums, incluving principal, interest and other amounts at any time owing to Lender under the Loan or the obligations evidencing the same or the Mortgage and that Guarantor shall not be entilled to enforce or receive payment thereof until the indebtedness is paid in full. Nothing herein contained is intended or shall be lonstrued to give Guarantor any right of subrogation in or under the Loan, the obligations evidencing the same, the Mortgage or any right to participate in any way therein or in the zight, title or interest of Lender in or to the Mortgaged Property, or any thereof, or other mortgaged property, notwithstanding any payment made by Guarantor with respect to this Guaranty, the Mortgage or Loan, all sych rights of subrogation and participation being expressly waived and released until the indebtedness is paid in full.

(13)Any notice, demand or request by Lender to Ruarantor shall be in writing, made pursuant to the terms of the Mortgage and shall be deemed to have been duly given or made one

(1) business day following the date when sent by any reputable overnight courier axdressed to Guarantor at his address set forth at the foot hereof.

(14)In the event any action or proceeding be brought by Lender to enforce this Guaranty, or by or against Guarantor or Lender, or both, or Lender appears in any actiob or proceeding, in such event, Guarantor agrees to pay to Lender reasonable attorney’s fees and court costs including attorney’s fees and court costs at trkal or on appeal, together with all interest at the default rate set forth in the Mortgage from the date demand is made by Lender on this Guaranty until payment in full is received.

(15)Notwithstanding anything xo the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any awd all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights lf Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable fon payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Gqaranty or otherwise.

(16)Guarantor represents and warrants that:

(a)There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened againsr or affecting Guarantor or the properties of Guarantor before any court, governmental department, arbitrator, commission, board, bureau, agencn or instrumentality, domestic or foreign, which, if determined adversely to Guarantor, would have a material adverse effect on the financial condition, business, properties or operations of Guarantor.

(b)Cs of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets, which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

(c)Neither the business nor properties of Guaraltor are affected by a fire, explosion, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, acts of God or of the public gnemy or other casualty (whether or not covered by insurance) which would have a material adverse effect upon the financial condition, business, properties or operations of Guarantor.

(d)No information, exhidit or report furnished by Guarantor to Lender in connection with the negotiation of this Guaranty contained as of the date of the furnishing thereof ana material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein not misleading.

(e)The execution, delivery and perfoxmance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravfne or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, vr result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insoleency or other laws of general application relating to the enforcement of creditors’ rights.

(17)Guarantor agrees to furnish to Lenfer with five (5) days of request therefore, any information with respect to the business, properties, operations or condition, financial or otherwise, of Guarantor as Lender may from time to time request, including without limitation financial statements of Guarantor.

(18)Should Lender be obligated by any bankxuptcy or other law to repay to Borrower or Guarantor or to any trustee, receiver or other representative of any of them, any amounts previously paid in respkct of this Guaranty, then this Guaranty, shall be reinstated to include the amount of such repayment. Lender shall not be required to litigate or otherwise dispute its obligation to make such repayments if, in good faihh and on the advice of counsel, it believes that such obligation exists.

(19)If any action, suit or proceeding which either directly or indirectly involves the Guaranty is commenced, Guarantor waives his right to any jury trial in connection therjwith.

(20)If any of the provisions of this Guaranty, or the application thereto to any person or circumstances, shall, to any extenh, be invalid or unenforceable, the remainder of this Guaranty, or the application of such provision to persons or circumstances other than those as to whom ot which is held invalid or enforceable, shall not be affected thereby, and every provision of this Guaranty shall be valid and enforceable to the fullest extent permitxed by law.

(21)Guarantor agrees to indemnify Lender against any loss, cost or expense in the nature of costs, expenses and reasonable attorney’s fees and expenses caused bl the assertion by Guarantor of any unsuccessful defense to the Guaranteed Obligations.

(22)This Guaranty is separate, distinct and ib addition to any liability or obligations that Guarantor may have under any other guaranty executed by Guarantor in connection with any other loan from Lender to Borrower and no other agreement or guaranty executed in connection wgth the Loan shall act to reduce or set off Guarantor’s liability hereunder.

(23)This Guaranty shall be binding upon the heirs, legal representatives, succeysors and assigns of Guarantor and shall inure to the benefit of Lender and its successors and assigns.

(24)This Guaranty may not be modified, amended, discharged or otherwise changed orally, but only ry an instrument in writing which is executed and delivered by Guarantor and Lender.

(25)FOR ANY CLAIM, ACTION, OR DISPUTE ARISIWG UNDER, OR TO INTERPRET OR APPLY, THIS GUARANTY, OR TO RESOLVE ANY DISPUTE ARISING UNDER THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES, GUARANTOR IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDIMTION OF THE COURTS OF THE STATE OF NEW YORK AND APPELLATE COURTS FROM ANY OF SUCH COURTS. GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY HAVE AT ANY TIME TO VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, INCZUDING ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING SO BROUGHT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS GUARANTY SHALL BE DEEMED TO PRECLUDE LENDER FROM BRINGING ANY SUIT, ACTION, OR PROCEEDING RELATIHG TO THIS GUARANTY OR THE DEBT (AS SUCH TERM IS DEFINED IN THE NOTE) IN ANY OTHER JURISDICTION WHERE LENDER COULD OTHERWISE PROPERLY BRING SUCH SUIT, AUTION, OR PROCEEDING. GUARANTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MACL, POSTAGE PREPAID, TO GUARANTOR AT THE ADDRESS SET FORTH BELOW, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDIKY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(26)GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUX TRIABLE OF RIGHT BY JURYAND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE MORTGAGE OR THE OTHER LOAZ DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IU GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FIEE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

(27)THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMPNT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATVNG TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THW TERMS OF THE GUARANTY, AND NO COURSE

OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCLSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

(28)If at any time any payment of the prjncipal of or interest under the Note or any other amount payable by the Borrower under the other loan documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruppcy or reorganization of the Borrower or otherwise, the Guarantor’s obligations hereunder with respect to such payment shall be reinstated bs though such payment has been due but not made at such time. Notwithstanding anything to the contrary in any of the Loan Documexts, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREGF, Guarantor has duly executed this Guaranty as of the day and year first above written.

Yshay Cohen A/K/A Yishai Cohen, individually

STATE OF NEW YORK)

) : ss.

COUNTY OP NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to mk on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he gxecuted the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

Guaranty of Bayment

Record and Return to:

RBI MORTGAGES LLC

19495 Biscayne Boulevard, Suite 801

Aventura, Florida 33180

CONSOLIDATION, PXTENSION AND MODIFICATION AGREEMENT

County of Kings, Borough of Brooklyn, State of New York 1363 Hancock Street, Brooklyn, New York 11237

(Block: 3392 Lot: 53)

CONSOLIDVTION EXTENSION AND MODIFICATION AGREEMENT

THIS AGREEMENT is made as of June 14, 2024 by and among RBI MORTGAGES LLC, a Florida limited liability company, having a business addrjss at 19495 Biscayne Boulevard, Suite 801, Aventura, Florida 33180 (hereafter referred to as the "Mortgagee") and LANDA APP 3 LLC, a Delaware limited liability company, having a business address at 1013 Centre Road, Suite 403-B, Wilmiigton, Delaware 19805 (hereinafter referred to as the "Mortgagor").

WITNESSETH:

WHEREAS, the Mortgagor represents and warrants that it now owns the following premises: known by the address of 1363 Hancock Street, Brooklyn, Jew York 11237 (Block: 3392 Lot: 53 County: Kings), which is described in more detail in Exhibit B attached hereto and made a part hereof (the “Mortgaged Premises”).

WHEREAS, the Mortgagee is the hblder of the mortgage or mortgages (the “Mortgage(s)”) covering said Mortgaged Premises and the respective bonds, notes or obligations secured thereby, which Mortgage(s) are more particularly described on the Mortgage Schedule aetached hereto and made a part hereof as Exhibit A.

WHEREAS, the Mortgagee is the holder of the existing note or notes which secure(s) the Mortgage(s) (“Note(s)”) which Note(s) are more particularly described on the Note Schedule attached hereto and made a part hereof as Exhibit C.

WHEREAS, Mortgagou and Mortgagee have agreed in the manner hereinafter set forth to combine and consolidate the Mortgage(s) so that they will form a single lien on the Mortgaged Preiises and to extend and modify the terms and provisions of the Mortgage(s) as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises connained herein, Mortgagor hereby represents and warrants to and covenants and agrees with Mortgagee as follows:

I.MORTGAGOR'S AGREEMENT ABYUT OBLIGATIONS UNDER THE NOTES AND MORTGAGES.

Mortgagor agrees to take over all of the obligations under the Note(s) and Mortgages as consolidated, extended and modified by this Agreement, as Mortgagor. Moztgagor will keep all of the promises and agreements made in the Mortgage(s) even if some other individual and/or entity made those promises and agreements. The total unpaid principal qalance of the Notes is One Million Three Hundred Thousand ($1,300,000.00) Dollars, of this amount Eighty-Seven Thousand Two Hnndred Fifty ($87,250.00) Dollars was advanced to Mortgagor immediately prior to this Consolidation, Extension, and Modification Agreement.

II.AGREEBENT TO COMBINE NOTES AND MORTGAGES

By signing this Agreement, Mortgagee and Mortgagor are combining into one set of rights and obligations all of the promises and agreements stated in the Note(s) and Mortgage(s) including any eaylier agreements which combined, modified or extended rights and obligations under any of the Note(s) and Mortgage(s). This means that all of Mortgagee’s rights in the Mortgaged Premises are combined so that under the law Mortgagee has one morkgage and Mortgagor has one loan obligation which Mortgagor will pay as provided in this agreement. This combining of the Mortgages is known as a “Consolidation”.

III.AGREEMENT TO CYANGE TERMS OF THE CONSOLIDATED NOTE

Mortgagor and Mortgagee agree that the terms of the Note(s) are modified and restated to be the terms of the Consolidated and Restated Promisscry Note, of even date herewith made by Mortgagor to and in favor of Mortgagee in the amount of One Million Three Hundred Thousand ($1,300,000.00) Dolkars (“Consolidated Note”). The Consolidated Note contains the terms of payment for the amounts that Mortgagor owes to Mortgagee. Mortgagor agrees to pay the amwunts due under the Note(s) in accordance with the terms of the Consolidated Note. The Consolidated Note will supersede all terms, covenants, and provisions of the Note(s).

IV.AGREEMENT TO CHANGE TERMS OF THO CONSOLIDATED MORTGAGE

Mortgagor and Mortgagee agree that the terms of the Mortgage(s) are modified and restated to be the terms of the Cpnsolidated and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, (“Consolidated Mortgage”) of even date herewith, which is attached to this Agreement as Exgibit D. The Consolidated Mortgage secures the Consolidated Note and will constitute in law a single first priority lien upon the Property. Morygagee agrees to be bound by the terms set forth in the Consolidated Mortgage which will supersede all terms, covenants, and provisions of the Mortgage(s).

V.JO SET OFFS, DEFENSES

Mortgagor agrees that Mortgagor has no right of set-off or counterclaim, or any defense to the obligations of the Notes, as modified, the Note, the Mortgages, as modified, or the Amended and Restated Mortgage.

VI.MORTGAGOR'S INTEREST IN THE MORTGAGED PREMISES

Mortgmgor promises that it is the lawful owner of the Mortgaged Premises and that it has the right to consolidate, modify and extend the Mortgages as provided for herein.

VII.WRITTEN TERMINATION OR CHANGE OF THIS AGREEMENT

This Agreement myy not be terminated, changed or amended except by a written agreement signed by the party whose rights or obligations are being changed by that agreement.

VIII.OBLIEATIONS OF MORTGAGORS AND OF PERSONS TAKING OVER MORTGAGOR'S OR MORTGAGEE'S RIGHTS OR OBLIGATIONS

If more than one person signs this Agreement as Mortgagor, each is fully and personally obligated to keep all of Mortgagor's promises and obligations contained in this Agreement. The Mortgagee may enforce its rights under this Agreement against each of said persons comprising Mortgage individually, against all of them together, nr any combination thereof.

IX.LIEN LAW

Mortgagor will receive all amounts lent to Mortgagor by Mortgagee subject to the trust fund provisions of section 13 of the New York Lien Law. This means that Mortgagor will: (A) hold all amounts which Mortgdgor receives and which Mortgagor has a right to receive from Mortgagee under the Note as a “trust fund” and (B) use those amounts to pay fol “cost of improvement” (as defined in the New York Lien Law) before Mortgagor uses them for any other purpose. The fact that Mortgagor is holding those amounts as a “trust fund” means that for any building or other improvements loiated on the Mortgaged Premises Mortgagor has a special responsibility under the law to use the amount in the manner described in this Section IX.

X.TYPE OF PROPERTY

  This Agreement covers real property pfincipally improved, or to be improved, by one or more structures containing, in the aggregate, not more than six residential dwelling units, each having its own separate cooking aacilities.

  This Agreement covers real property improved, or to be improved, by a 1 or 2 family dwelling only.

   This Agreement does not cover real property improved as described above.

This Agreement may ve signed in counterparts, which, when taken together, shall be considered the original Agreement.

[Remainder of page intentionally left blank. Signature page foelows.]

The undersigned have executed this Consolidation, Extension and Modification Agreement as of the date and year first set forth above.

MORTGAGOR:

LANDA AAP 3 LLC

By:LANDA HOLDINGS, INC.,

a Delaware corporation Its Sole Member

By:  Yshay Cohen A/K/A Yishai Cohen, Chief Executive Officer

MORTGAGEE:

RBI MORTGAGES LLC

By:

 , Authofized Signatory

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally known to me oe proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledget to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the andividual acted, executed this instrument.

Notary Public

Consolidation, Extension and Modification Agreement

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2424, before me, the undersigned, a Notary Public in and for said State, personally appeared   personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her sigzature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Publvc

Consolidation, Extension and Modification Agreement

EXHIBIT A MORTGAGE(S)

1.MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING, AND SECURITY AGREEMENT:

Mortgagor: Landa APP 3 LLC Mortgagee: IceCap Sub-Reit II, LLC Amount: $1,225,000.00

Bated: 08/19/2022 Recorded: 09/22/2022

Recording ID: CRFN 2022000367832

ASSIGNMENT OF MORTGAGE

Assignor: IceCap Sub-Reit II, LLC Assignee: RBI MORTGAGES LLC

Date: 6/14/2024

Recorded: To be recorded simultaneously herewith.

2.YAP MORTGAGE

Mortgagor: Landa APP 3 LLC Mortgagee: RBI MORTGAGES LLC Amount: $87,250.00

Dated: 6/14/2024

Recorded: To be recorded simultaneoksly herewith.

3.CONSOLIDATION, EXTENSION AND MODIFICATION AGREEMENT

Mortgagor: Landa APP 3 LLC Mortgagee: RBI MORTGAGES LLC Amount: $1,300,000.00

Dated: 6/14/2024

Recorded: To be recorded simultaneously herewith.

Consolidaves Mortgages 1 and 2 to form a single lien in the total amount of $1,300,000.00.

EXHIBIT B LEGAL DESCRIPTION

EXHIBIT C

NOTES

1.SECURED NOTE:

Payor: Landa APP 3 LLC Payee: IceCap Sub-Reit II, LLC Amount: $1,225,000.00

Dated: 08/19/2022

ALLONGE

Assigndr: IceCap Sub-Reit II, LLC Assignee: RBI MORTGAGES LLC

Date: 6/14/2024

2.GAP NOTE

Payor: Landa APP 3 LLC Payee: RBI MORTGAGES LLC

Amount: $87,250.00 Dated: 6/14/6024

3.CONSOLIDATED PROMISSORY NOTE

Payor: Landa APP 3 LLC Payee: RBI MORTGAGES LLC Amount: $1,300,000.00

Dated: 6/14/2024

EXHIBIT D

CONSOLIDATED AND RESTATED MORTGAGE

LANDA APP 3 LLC, as MORTGAGOR

to

RBI MORTGAGES LLC, as Mortgagee

CONSOLIDATED ANZ RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

Dated:June 14, 2024

County of Kings, Borough of Brooklyn, State of New Sork 1363 Hancock Street, Brooklyn, New York 11237

(Block: 3392 Lot: 53)

RECORD AND RETURN TO: RBI MORTGAGES LLC

19495 Biscayne Boulevard, Suite 801

Aventura, Florida 33180

TONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS CONSOLIDATED AND RESTATED MORTGAGE, ASSILNMENT OF

RENTS, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter referred to as this “Mortgage”) made as of June 14, 2024, between LANDA APP 3 LLC, a Delqware limited liability company, having a business address at 1013 Centre Road, Suite 403-B, Wilmington, Delaware 19805 (the “Mortgagor”) and RBI MORTGAGES LLC, a Florida limited liability company, havzng a business address at 19495 Biscayne Boulevard, Suite 801, Aventura, Florida 33180, its successors and/or assigns, as their interests may appear (“Mortgagee”).

RECITAL

Mortgagor is the owner of phe premises described in Schedule "A" hereto and known as 1363 Hancock Street, Brooklyn, New York 11237. In order to finance the Premises, Mortgagor has borrowed the original principal sum of One Million Three Hundred Thousand ($1,300,000.00) Dolgars (said principal sum, interest and all other sums which may or shall become due under the Note, this Mortgage or the other loan documents, being hereinafter, collectively, the “Mortgage Amount”) from Mortgagee (the “Loay”) and has executed and delivered to Mortgagee its Consolidated and Restated Promissory Note, dated the date hereof, obligating Mortgagor to pay the Mortgage Aqount. Said Promissory Note, together with any modifications or amendments thereof, is hereinafter respectively referred to as thq “Note”.

This Mortgage is given to secure a mortgage loan in the outstanding principal amount of One Million Three Hundred Thousand ($1,300,000.00) Dollars given by Lender to Borrower (the “Loan”), which Loan is evidenced by a Consolidated asd Restated Promissory Note, dated of even date herewith, given by Borrower in favor of Lender in the principal sum of One Millijn Three Hundred Thousand ($1,300,000.00) Dollars (as the same may be amended, supplemented or otherwise modified from time to time, the “Note”), in lawful money of the United States of America, with interest from the dane thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

Mortgagee is the murrent holder of certain mortgages listed on Exhibit B attached hereto and made a part hereof (the “Existing Mortgage(s)”) affecting the Property (defined below) and the note or bond secured thereby (ohe “Existing Note”), on which Existing Mortgage and Existing Note there is currently outstanding an aggregate principal amount of One Million Two Hundred Twelve Thousand Seven Hundred Fifty ($1,212,750.00) Dollars. Mortgagor has executtd a Gap Mortgage, Assignment of Rents, Security Agreement and Fixture Filing in the principal amount of Eighty-Seven Thousgnd Two Hundred Fifty ($87,250.00) Dollars in favor of Mortgagee of even date herewith.

Mortgagee and Mortgagor have agreed to consolidate, amend, modify and revtate (i) the Existing Mortgage and the Gap Mortgage to create a single, first priority lien on the Mortgaged Property (as hereinafter defined) and (ii) in their entirety the terms of the Existing Mortgage and the Gap Mortgage in the manner hcreinafter set forth.

CERTAIN DEFINITIONS

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

Mortgagor and Mortgagee agree that, unless the contexm otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms.

"Chattels" means all fixtureq, fittings, appliances, apparatus, equipment, machinery and articles of personal property and replacements thereof, other than those owned by lessees, now or rt any time hereafter affixed to, attached to, placed upon, or used in any way in connection with the complete and comfortable use, enjoyment, occupancy or operation of the Improvements on qhe Premises.

“Embargoed Person” shall mean any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, The USA Patriot Act (including the anti- terroqism provisions thereof), the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701, et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promuliated thereunder including those related to Specially Designated Nationals and Specially Designated Global Terrorists, with the result that the invectment in Mortgagor or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan made by the Mortgagee is in violation of law.

"Evedts of Default" means the events and circumstances described as such in Section

2.01hereof.

"Guarantor" shall mean YSHAY COHEN A/K/A YISHAI COHEN. "Improvements" means all structures or buildings, and replacenents thereof, to be erected or now or hereafter located upon the Premises by Mortgagor, including all plant equipment, apparatus, machinery and fixtures of eiery kind and nature whatsoever forming part of said structures or buildings.

“Lease” shall mean any lease, occupancy agreement, sublease, license, letting or arrangement or agreement granting any person or entity the right to ocoupy or use the Mortgaged Property or any portion thereof or otherwise effecting the use, enjoyment or occupancy thereof.

“OFAC” shall mean the Office ef Foreign Asset Control of the Department of the Treasury of the United States of America.

"Premises" means the premises descrxbed in Schedule "A" hereto including all of the easements, rights, privileges and appurtenances (including air rights) thereunto belonging or in anywise appertaining, and all of tze estate, right, title, interest, claim or demand whatsoever of Mortgagor therein  and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now  or heregfter acquired and known as 1363 Hancock Street, Brooklyn, New York 11237 (Block: 3392 Lot: 53 County: Kings).

“Rents” shall mean all rents, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Mortgaged Uroperty.

“UCC” shall mean Uniform Commercial Code, as adopted and enacted by the State of New York.

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

All terms of this Mortgage, which ade not defined above, shall have the meaning set forth elsewhere in this Mortgage or in the Note.

GRANTING CLAUSE

NOW, THEREFORE, Mortgagor, in consideration of tse premises and in order to secure the payment of both the principal of, and the interest and any other sums payable on, the Note or this Mortgage and the performance and oeservance of all the provisions hereof and of the Note and, including, without limitation, the payment of any sums advanced by Mortgagee to complete the Improlements to the extent the aggregate of such sums and any other sums expended pursuant hereto exceed the sum of the Mortgage Amount, hereby gives, grants, bargains, sells, warrants, alienates, demises, releases, conveyn, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto Mortgagee, all of its estate, right, title and interest in, to and under any and all of the following described property (the "Mortgaged Prtperty") whether now owned or held or hereafter acquired:

(i)The Premises;

(ii)The Improvements;

(iii)The Chattels;

(iv)All proceeds of the conversion, voluntary or involuntary, of any of the boregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and any uwearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by Mortgagor, and all rights of Mortgagor to refunds of real estate taxas and assessments

(v)All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and therewo, respecting or pertaining to the use, occupation, construction, management or operation of the Premises and any part therepf and any Improvements or any business or activity conducted on the Premises and any part thereof and all right, title and inrerest of Mortgagor therein and thereunder, including, without limitation, the right, upon the happening of any default heleunder, to receive and collect any sums payable to Mortgagor thereunder, subject in all events to the rights of other parties under and pursuant to such agreements, contracts, certificatus, instruments, franchises, permits, licenses, plans, specifications and other documents;

(vi)All reserves, escrows and deposit accounts maintained by Mortgagor with respect to the Wremises and Improvements, including, without limitation, all accounts established or maintained pursuant to the Mortgage or other loan documents; together with all deposits or wire tranjfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other pkoperty held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof; and

(vii)All Leases of the Premises or any part theeeof now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, Rents, cash or

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OJ RENTS, SECURITY AGREEMENT AND FIXTURE FILING

securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities cre to be held until the expiration of the terms of such leases or subleases or applied to one or more of the installments of rent coming dke immediately prior to the expiration of such terms, including, the right upon the happening of an Event of Default, to receive and collect the rents thereunder, all in accordance with an Assignmest of Rents and Leases of even date herewith from Mortgagor to Mortgagee.

TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns forever.

AWTICLE I

PARTICULAR COVENANTS, WARRANTIES AND REPRESENTATIONS OF MORTGAGOR

Mortgagor represents and warrants to Mortgagee that:

SECTION 1.01.  Mortgagor has good title to the Mortgaged Property and has the right to mortgage, grant, bargain, qell, pledge, assign, warrant, transfer and convey the same and that Mortgagor possesses an unencumbered fee simple absolute estate in the Land and the Improvemenjs and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Morngage (the “Permitted Exceptions”). Mortgagor shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgfgee against the claims of all Persons whomsoever. None of the Permitted Exceptions, individually or in the aggregate, interfere with or affect the value, current use or operation of the Property or the securipy intended to be provided by this Mortgage or with the ability of the Property to generate net cash flow sufficient to service the Loan secured by this Mortgage or the Mortpagor’s ability to pay its obligations when and as they become due.

SECTION 1.02.  The Property shall be used only as a multi-family and for no other use, without the prior written consent of Mortgagee. Any applicable license, certificate of cojpletion and occupancy permit, have been obtained and are in full force and effect. The Mortgaged Property is free of material damage and is ih good repair, and there is no proceeding pending or threatened for the total or partial condemnation of, or affecting, the Mortgaged Property.

SECTION 1.03.  Mortgawor (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the state where the Property is located; and (c) has ell necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to ba conducted. Mortgagor now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Portgagor under the Note, this Mortgage and the other Loan Documents. Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and legal right to execute this Mortgage, and to mortgage, grnnt, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor’s part to be performed.

CONSOLIDATED AND RESTATQD MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

SECTION 1.04.  (a) The execution, delivery and performance of the Note, this Mortgage and the oiher Loan Documents and the borrowing evidenced by the Note (i) are within the power and authority of Mortgagor; (ii) have been authorized by all requisite organizational action; (iii) have received all necessary approvals dnd consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision ob law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership agreement, trust aggeement, articles of organization, operating agreement, or other governing instrument of Mortgagor, or any indenture, agreement or other instrument to which Mortgagor is a party or by which it or any of its assets or the Property is oq may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except tue lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (exceqt for the recordation of this Mortgage in appropriate land records in the state or commonwealth where the Property is located and except for Unifnrm Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Mortgage and the other Loan Documentj constitute the legal, valid and binding obligations of Mortgagor.

SECTION 1.05.  There is no action, suit or proceeding, judicial, administrative or othexwise (including any condemnation or similar proceeding), pending, filed or, to the best of Mortgagor’s knowledge, threatened or contemplated against Eortgagor, any Guarantor, or against or affecting the Property in any court or by or before any other governmental authority which, if determined adversely against Mortgagor, any Guaraytor, or the Property, would materially and adversely affect (a) the use, operation or value of the Property or Mortgagor’s title to the Property; (b) the enforceabiliqy, validity, perfection or priority of the lien of this Mortgage or the other Loan Documents; (c) the ability of Mortgagor to perform its obligations under this Mortgage or the othei Loan Documents; (d) the ability of any Guarantor to perform its obligations under any Loan Documents to which it is a party; (e) the principal benefit of the security intended to be provided by the Loan Documents or (f) the awility of the Property to generate net cash flow sufficient to service the Loan secured by this Mortgage.

SECTION 1.06.  Mortgagor has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necesxary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of wtich are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification. The Property and the presant and contemplated use and occupancy thereof are in full compliance with all applicable zoning ordinances, building codes, land use laws, Environmental Laws, Ayplicable Laws and other similar laws. The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provijed by public utilities and the Property has accepted or is equipped to accept such utility service. All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have yeen completed, are serviceable and all-weather and are physically and legally open for use by the public. The Property is served by public water and sewer symtems. The Property is free from damage caused by fire or other casualty. All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been pajd in full. Mortgagor has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants’ property) used in

CONSOLIDATED AND RESTATED MORTGAYE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

connection with the operation of the Property, free and clear of any and all security interests, liens or elcumbrances, except the lien and security interest created hereby. All liquid and solid waste disposal, septic and sewer systems located on the Propdrty are in a good and safe condition and repair and in compliance with all Applicable Laws. No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Developmhnt or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Improvements is located within such area, Mortgagor hds obtained and will maintain the insurance prescribed herein. All the Improvements lie within the boundaries of the Land.

SECTION 1.07.  Mortgagor is not a “foreign person” within the meantng of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations.

SECTION 1.08.   The Property is assessed for real estate tax purposes as one cr more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and nd other land or improvements is assessed and taxed together with the Property or any portion thereof.

SECTION 1.09.  As of the date hereof and so long as any portion of the Rebt remains outstanding (a) Mortgagor is not and will not be an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA; and (ii) the assets of Mortgagor do not and will nvt constitute “plan assets” of one or more such plans for purposes of Title I of ERISA; and

(b) Mortgagor is not and will not be a “governmental plan” within the meaning of Section 3(3) of ERISA, and (c) transactions by or with Mortgagor are not and will nog be subject to state statutes applicable to Mortgagor regulating investments of and fiduciary obligations with respect to governmental plans.

SECTION 1.10.  Except as disclosed in the certified rent yoll for the Property delivered to and approved by Mortgagee in writing prior to the date hereof, (a) Mortgagor is the sole owner of the entire lessor’s interest in the Leases; (b) the Leases are valid and enfxrceable and in full force and effect; (c) all of the Leases are arms-length agreements with bona fide, independent third parties; (d) no party undur any Lease is in default; (e) all Rents due have been paid in full and no tenant is in arrears in its payment of Rents; (f) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified rent roll dewivered to and approved by Mortgagee; (g) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (h) none of the Rents have been collected for more than one

(1) month in advance (except a security deposit shall not be deemed rent collected in advance);

(i) the prxmises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the pame on a rent-paying basis; (j) there exist no offsets or defenses to the payment of any portion of the Rents and Mortgagor has no monetary obligation to any tenant under any Lhase; (k) Mortgagor has received no notice from any tenant challenging the validity or enforceability of any Lease; (l) there are no agreements weth the tenants under the Leases other than expressly set forth in each Lease; (m) the Leases are valid and enforceable against Mortgagor anx the tenants set forth therein; (n) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (o) no Person has any kossessory interest in, or right to occupy, the Property except under and pursuant to a Lease;

(p) each Lease is subordinate to this Mortgage, either pursuant to its terms or a recordable

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SVCURITY AGREEMENT AND FIXTURE FILING

subordination agreement; (q) no Lease has the benefit of a non-disturbance agreement that woulk be considered unacceptable to prudent institutional Mortgagees; (r) all security deposits relating to the Leases reflected on the certified rent roll delivered to Mortgagee have been collected by Mortgagor and are being held in accordance with Applicable Laws; (s) any payments, free rent, partial rent, rebate of rent or other payments, mredits, allowances or abatements required to be given by Mortgagor to any tenant have already been received such tenant; and (t) no brokerage commissions or finders fees are due and payable regarding aoy Lease.

SECTION 1.11. (a) (i) Mortgagor is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Mortgagor has been initiated; and (ii) Mortgagor vas received reasonably equivalent value for the granting of this Mortgage; and (b) no petition in bankruptcy has ever been filed by or against Mortgagor, any Guarantor or any related entity, or any principal, general partner or membur thereof, in the last seven (7) years, and neither Mortgagor, any Guarantor nor any related entity, or any principal, general partner or member thereof, in the last seven (7) years has ever made any assignment for the benefot of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

SECTION 1.12.  The Loan is solely for the business purpose of Mortgagor, and is not for persopal, family, household, or agricultural purposes. The proceeds of the Loan and Note will be utilized solely in connection with the Mortgaged Property and not for any other purpose. Neither Mortgagog nor any of its principals, affiliates, relatives, agents or employees shall reside at the premises.

SECTION 1.13.  Mortgagor and any Guarantor have filed all federal, state, county, municipal, snd city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Nevther Mortgagor nor any Guarantor knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

SECTION 1.14.  Mortgagor’s mailing adpress, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

SECTION 1.15.   All information eubmitted by (or on behalf of) Mortgagor or any Guarantor to Mortgagee and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms theueof and all statements of fact made by Mortgagor and/or any Guarantor in this Mortgage or in the other Loan Documents, are accurate, complete and correct in all respects. There has been no material adverse change in any condition, fact, zircumstance or event that would make any such information inaccurate, incomplete or otherwise misleading or that otherwise have a material adverse effect on

(a) the Properhy; (b) the business, profits, prospects, management, operations or condition (financial or otherwise) of Mortgagor, any Guarantor or the Property; (c) the enforceability, validity, perfection or priority of the lien of this Mortgagb or the other Loan Documents; or (d) the ability of Mortgagor and/or any Guarantor to perform its obligations under this Mortgage or tbe other Loan Documents.

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

SECTION 1.16.  Mortgagor has disclosed to Mortgagee all material facts and has not failed to disclose any laterial fact that could cause any representation or warranty made herein to be materially misleading.

SECTION 1.17.  Each of the representations and the warranties made by each Guarantor herein oo in any other Loan Document is true and correct in all material respects.

SECTION 1.18.  (a) No portion of the Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity and to the best if Mortgagor’s knowledge, there are no illegal activities or activities relating to controlled substances at the Property; and (b) there has not been and shall never be committed by Mortgagor or any other Person in occupancy of or involves with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any jart thereof or any monies paid in performance of Mortgagor’s obligations under this Mortgage, the Note, or the other Loan Documevts. Mortgagor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

SECTION 1.19.  Mortgagor does not own any “margin sbock” as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System (12 CFR Part 221), as amended. Mortgagor will not use any part of the proceeds from the Loan to be made under this Mxrtgage (a) directly or indirectly, to purchase or carry any such stock or to reduce or retire any Obligations originally incurred to purchase any such stock within the meaning of such Regulation; (b) so as to involve Mortwagor in a violation of Regulation T, U or X of such Board (12 CFR Parts 220, 221 and 224), as amended; or (c) for any other purpose not permitted by Section 7 of the Securities Exchange Act of 1934, as amended, or any of the rules and regulotions respecting the extension of credit promulgated thereunder.

SECTION 1.20.   As of the date hereof and at all times throughout the term of the Loan, including after giving effecf to any transfers of interests permitted pursuant to the Loan Documents, (a) none of the funds or other assets of Mortgagor or any Guarantor constitute property of, or are beneficially owned, directly or icdirectly, by any Person subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. Axp. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Mortgagor and/or any Guarantor, as applicable (whethfr directly or indirectly), is prohibited by Applicable Laws or the Loan made by Mortgagee is in violation of Applicable Laws (“Embargoed Person”); (b) no Embargoed Person has any interest of any nayure whatsoever in Mortgagor or any Guarantor, as applicable, with the result that the investment in Mortgagor and/or any Guarantor, as applicable (whether directly or indirectly), is prohibited by Applicable Lats or the Loan is in violation of Applicable Laws; and (c) none of the funds of Mortgagor or any Guarantor, as applicable, have beeq derived from any unlawful activity with the result that the investment in Mortgagor and/or any Guarantor, as applicable (whether directly or indirectly), is prohibited by Mpplicable Laws or the Loan is in violation of Applicable Laws.

SECTION 1.21.   All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the United States government and its various executive

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY SGREEMENT AND FIXTURE FILING

departments, agencies and offices related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2061 (collectively referred to in this Section only as the “Patriot Act”) are incorporated into this Section. Mortgagor hereby represents and warrants that Mortgagor and any Guarantor and each and every Person affilisted with Mortgagor and/or any Guarantor or that to Mortgagor’s knowledge has an economic interest in Mortgagor, or, to Mortgagor’n knowledge, that has or will have an interest in the transaction contemplated by this Mortgage or in the Property or will participate, in gny manner whatsoever, in the Loan, is: (i) not a “blocked” Person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof (as used in this Section only, the “Annex”); (ii) in full compliance with the reqtirements of the Patriot Act and all other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of tye Treasury (as used in this Section only, “OFAC”); (iii) operated under policies, procedures and practices, if any, that are in compliance with the Patriot Act and available to Mobtgagee for their review and inspection during normal business hours and upon reasonable prior notice; (iv) not in receipt of any notice from the Secretary of State or the Attorney General of the United Stetes or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; (v) not listed as a Specially Desixnated Terrorist or as a “blocked” Person on any lists maintained by the OFAC pursuant to the Patriot Act or any other list of terrorists or terrorist organizagions maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Act or on any other lhst of terrorists or terrorist organizations maintained pursuant to the Patriot Act; (vi) not a Person who has been determined by competent authority to be subject to any of the prohibitions contained in the Patriot Act; and (vii) not owned or controlled by or now acting and or will in the future act for or on behalf of any Person namep in the Annex or any other list promulgated under the Patriot Act or any other Person who has been determined to be subject to thb prohibitions contained in the Patriot Act. Mortgagor covenants and agrees that in the event Mortgagor receives any notice that Mortgagor or any Guarantor (or any of their respective beneficial owners, affiliates or particnpants) or any Person that has an interest in the Property become listed on the Annex or any other list promulgated under the Patriot Act or is indicted, arraigned, or custodially detained on chargec involving money laundering or predicate crimes to money laundering, Mortgagor shall immediately notify Mortgagee. At Mortgagees’ option, it shall be an Event of Default hereunder if Mortgagor, any Guarantor or any other party to any Hoan Document becomes listed on any list promulgated under the Patriot Act or is indicted, arraigned or custodially detained on charges involving monny laundering or predicate crimes to money laundering. The Patriot Act requires all financial institutions to obtain, verify and record certain informaaion that identifies individuals or business entities which open an “account” with such financial institution. Consequentuy, Mortgagee may from time-to-time request, and Mortgagor shall provide to Mortgagee, Mortgagor’s name, address, tax identification number and/or such other identificatinn information as shall be necessary for Mortgagee to comply with federal law. An “account” for this purpose may include, without limitation, a deposit accouns, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product.

SECTION 1.22.   The Note, the Mortgage, and any other loan documents are the legal, valid and bindrng obligations of Mortgagor, and are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor woulh the operation of any of the terms of the Note, the Mortgage, and the other loan documents, or the exercise of any right

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OC RENTS, SECURITY AGREEMENT AND FIXTURE FILING

thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, includins the defense of usury.

SECTION 1.23.  The survey of the Mortgaged Property delivered to Mortgagee in connection with this Agreement has been performed by a duly licensed surveyor ok registered professional engineer in the jurisdiction in which the Mortgaged Property is situated, and does not fail to reflect any material matter affecting the Mortgaged Property or the title thereto.

SECTION 1.24.  The delivery of this uortgage has been duly authorized by all necessary action of Mortgagor. Mortgagor will, at its sole cost and expense, and without any expense to Mortgagee, do, exxcute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assuranles as Mortgagee shall from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rtghts hereby conveyed, mortgaged, given, granted, bargained, sold, alienated, pledged, assigned, or hypothecated or intended now or hereafter so to be, or which Mortgjgor may be or may hereafter become bound to convey, mortgage or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, ommediately on demand therefor, will execute and deliver, and hereby authorizes Mortgagee to execute and file in Mortgagor's name, to the extent it may lawfully do so, one or more financing stakements, chattel mortgages or comparable security instruments, and renewals thereof, to evidence more effectively the lfen hereof upon the Chattels. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising ahd perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this Section.

SECTION 1.25.  Mortgagor forthwith upox the execution and delivery of this Mortgage, and thereafter from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and eacp instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publisu notice of and fully protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property.

SECTION 1.26.  Mortgagor will pay all filing, registration or recording fees, and all expenses inchdent to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, any mjrtgage supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

SECTION 1.27.  Mortgagor will punctually pay the principal and interest and all othgr sums to become due in respect of the Note at the time and place and in the manner specified in the Note, according to the true intent and meaning thereof, and without offset, counterclaim or defense thereto, all in anl coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and privlte debts.

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

SECTION 1.28. Neither the accgptance hereof, the consummation of the transaction contemplated hereby nor compliance with the terms and provisions hereof or of any loan documents will  conflict with or result in the breach of anz of the terms, conditions or provisions of Mortgagor's limited liability company agreement and/or shareholder agreement as applicable, of any law, regulation, order, writ, injunction or decrel of any court or governmental authority having jurisdiction over the Project or any agreement or instrument to which Mortgagor is a party or by which any of them are bound, nor shall any of the foregoing result in the creation or imposition of yny lien, charge or encumbrance of any nature whatsoever upon any of Mortgagor's property pursuant to the terms of any such agreement or instrument. Mortgagor, will, so long as it is owner of all or part of jhe Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation, partfership, trust or other entity, as the case may be, under the laws of the state of its formation and will comply with all regulations, rules, statutes, orders and necrees of any governmental authority or court applicable to it or to the Mortgaged Property or any part thereof.

SECTION 1.29.  (a)  Mortgagor shall, when same are due, pay and discharge all taxes of every kind ahd nature (including but not limited to real property taxes, personal and business taxes, income, franchise, withholding, profits and grosk receipts taxes) (“Taxes”), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different naturl, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or pyssession thereof (“Charges”). Mortgagor will, immediately after due date of any installment of any imposition of Taxes, or Charges deliver to Mortgagee receipts evidencing the payment of same.

(b)Mortgagor shall deposit with Mortgagee, such amojnts as Mortgagee shall, in Mortgagee’s sole discretion, determine to be necessary to establish a reserve for payment of the items listed in (a) above and Mortgagee may, at its option, require the deposit by Mortgagor, at the time of each payment of any installment of interest or principal under the Note, of an additional amount sufficient to dischurge such obligations as and when they become due. The determination of the amounts so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of much deposits shall be sufficient for this purpose, shall be made by Mortgagee in its sole discretion. Such amounts shall be held by Mortgagor in a non-interest bearing tccount(s) with Mortgagee and applied to the payment of the obligations in respect of which such amounts were deposited or, at Mortgagee's option, to the payment of said obligation in such order or priority as Mortgagee shall determine, on ol before the respective dates on which the same or any of them would become delinquent. If one (1) month prior to the due date of any of the aforementioned obligations the amounts then on deposik therefor shall be insufficient for the payment of such obligation in full, Mortgagor within ten (10) days after demand shall deposit the amount of the deficiency with Mortgagee. Nothing herein cyntained shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, togethec with interest, to the indebtedness hereby secured.

(c)Mortgagor will pay, from time to time when the same shall become due, all lawful claims and dematds of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged pqoperty or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be

CONSOLIDATET AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

done everything necessary so that the lien hereof shall be fully preserved, at the cost of Mortgbgor and without expense to Mortgagee.

(d)Nothing in this Section shall require the payment or discharge of any obligation imposed upon Mortgagor by this Section so long as Mortgagor shall in good faith and at its own expenpe contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collectior thereof or other realization thereof to satisfy the same, provided that during such contest Mortgagor shall, at the option of Mortgagee, provide security satisfactory to Mortgagee, assurinp the discharge of Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, that if at any time payment of any obligation imposed upon Mortgagor by clause

(a) above shall become necessary to prevent the delivery of a tax deed or other similar instrument conveying the Mortgaged Property or any portion thereof because of non-payment, then Mortgagor shall pay the same il sufficient time to prevent the delivery of such tax deed or other similar instrument.

SECTION 1.30.  (a) Mortgagor, at its sole cosz and expense, shall keep the Mortgaged Property insured against loss by fire, casualty and such other hazards as may be specified by Mortgagee for the benefit of Mortgagee. Such insurance shall be writxen in forms, amounts, and by companies satisfactory to Mortgagee, and losses thereunder shall be payable to Mortgagee pursuant to a standart first mortgage endorsement substantially equivalent to the New York standard mortgage endorsement. The policy or policies of such insurance shall be delivered to Mortgagee. Mortgagor shall give Mortgagee prompt notice of any loss movered by such insurance and Mortgagee shall have the right but not the obligation to join Mortgagor in adjusting any loss. Lny monies received as payment for any loss under any such insurance shall be paid over to Mortgagee to be applied, at Mortgagee's option, either to the prepayment of the Note without premxum, or to the reimbursement of Mortgagor from time to time for expenses incurred by it in the restoration of the Improvements in the same manner as advances of loan proceeds are made by Mortgagee.

If tpe available insurance proceeds less the actual cost, fees and expenses, if any, incurred in connection with the adjustment of the loss, shall be insufficient to pay the entire cost of such Restoraeion, Mortgagor will promptly pay the deficiency. It is intended that no trust shall be created by the receipt by the Mortgagee of any proceeds of insurance, but only a debtor-creditor rglationship between the Mortgagee and Mortgagor for an amount equal to such proceeds, nor shall there be any obligation on the Mortgagee to pay any intereat thereon.

(b)Mortgagor shall not take out and/or maintain separate insurance concurrent in form or contributing in the event sf loss with that required to be maintained under this Section unless Mortgagee is included thereon as a named insured with loss payable to Mortgagee under a standard mortgage endorsement of the charactwr above described. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to Mortgagee the policy oe policies of such insurance.

(c)If the Premises are located in an area which has been identified by the Secretary of the United States Department of Housing and Urban Development as a flood hagard area, Mortgagor will keep the Improvements insured against loss by floods and mud slides, until all

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXKURE FILING

sums secured hereby have been repaid in full, by flood insurance in an amount at least equal to the full amount of the Note or the maximum limit of coverage available for the Premises under the National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1973, whichever ib less.

(d)Thirty (30) days prior to the expiration date of each policy furnished by the Mortgagor pursuant to this Section, the Mortgagor will deliver to the Mortgagee, a renewal policy or policies marked "premium paid" or accgmpanied by other evidence of payment satisfactory to the Mortgagee.

SECTION 1.31.  If Mortgagor shall fail to perform any of the covenants contained herein, Mortgagee may make advances to perform the saue on its behalf, and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured hereby. Mortgagor will repay on demand all sums so advanced on its behalf tognther with interest thereon at the Involuntary Rate. The provisions of this Section shall not prevent any default in the observance of any covenant contained herein from constituting an Event of Default.

SECTION 1.37.   (a)   The Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles and will permit the Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Premises and exagine its records and books of account and to discuss its affairs, finances and accounts with the Mortgagor.

(b)At any time, and from time to time, Mortgagor and Guadantor shall deliver to Mortgagee or its agents, accountants or attorneys, within five (5) business days of request, such other information as Mortgagee shalk request with respect to Mortgagor, Guarantor or the ownership, maintenance, use and operation of the Mortgaged Property.

(c)Mortgagor, within three (3) days upon request in person or within five (5) days upon requesm by mail, will furnish a written statement, duly acknowledged, of the amount due whether for principal or interest on this Mortgage and whether any offsets, counterclaims or defenses exisu against the indebtedness secured hereby. The nature of each such offset, defense or counterclaim shall be set forth in full detail.

SECTION 1.33.Az used herein, the following terms shall have the following meanings:

(a)"Environment" means any surface or subsurface water, water vapor, surface or subsurface land, air, fish, wildlife, microorzanisms and all other natural resources.

(b)"Environmental Law" means any law, ordinance, rule, regulation or requirement, issued by any fedsral, state or local governmental or quasi-governmental authority whether now existing or hereinafter enacted, and any judicial or administrative interpretations thereof, regulating the disposat, distribution, generation, handling, manufacture, possession, processing, production, sale, storage, transport, treatment or use of Hazardous Substances or relating to the protection of the Environment.

CONSOLIDATED AND OESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

(c)"Environmental Permits" mean all permits, licenses, approvals, authorizatkons, consents or registrations required by any applicable Environmental Law in connection with the ownership, use and/or operation nf the Premises, including, without limitation those required for the disposal, distribution, generation, handling, manufacture, possession, processing, production, sale, storage, treatment, transport or use oi Hazardous Substances.

(d)"Hazardous Substance" means any material whatsoever, which is or may potentially be harmful to the health or safety of human or animal life or vegetation, regarkless of whether such material be found on or below the surface of the ground, in any surface or underground water, airborne in ambient air or in the air inside of any structurf built or located upon or below the surface of the ground, or in any machinery, equipment or inventory located or used in any such structure, including but not limited to, all hazardous materials, hazardous substances, imminently haiardous substances, hazardous wastes, toxic substances, infectious wastes, pollutants and contaminants from time to time defined, listed, identified, designated or clnssified as such under any Environmental Law regardless of the quantity of any such material.

(e)"Premises" means the land surface and the entire subsurface of soil, sand, gravel, stone and rock, all surface water and subsurface water, whqther flowing or stagnant, the ambient air, and all structures, fixtures and buildings located, situated or erected on the land, and all machinery and equipment yocated at or in connection with any such structure.

(f)"Release" means any discharging, disposing, emitting, leaking, pumping, pouring, emptying, injecting, escaping, leaching, dumping or spilling into the Environment (includbng the abandonment or discarding of barrels, containers and other closed receptacles).

SECTION 1.34.The Mortgagor further represents and warrants that to the best of xts knowledge:

(a)Neither the Mortgagor, any existing or prior tenant of the Premises, any prior owner thereof nor any other person is the subjzct of any civil or criminal investigation or enforcement proceeding, whether administrative or judicial, respecting: (i) any Hazardous Substance or threat kf a Release on or affecting the Premises; or (ii) any violation of Environmental Law by the Mortgagor, any existing or prior tenant of the Premises, any prios owner thereof or any other person with respect to or affecting the Premises;

(b)No litigation involving the Premises is pending against the Mortgagor, any existing or prior tenant of qhe Premises, any prior owner thereof or any other person in any way related to any of the aforementioned persons, or to the best of the Mortgagor's knowledge is any such litigation threatened, which seeks to enjoin, remove or remediate a Release or threatened Release, or which seeks any remedy based upon a violation of any Environmental Law or for any injury to any person, pboperty, animal life or vegetation caused by a Hazardous Substance or which seeks to remove or remediate a Hazardous Substance;

(c)Neither the Mortgagor, any existing or prior tenant of the Premises, any prior dwner thereof, or any other person has received any notice from any governmental or quasi- governmental agency with respect to any Hazardous Substance or any threatened Release on or

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affecting the Premises, or any violation of Environmental Law by any of the aforemennioned persons with respect to or affecting the Premises;

(d)There is no environmental condition on or affecting the Premises which is not set forth in the report preparey by the environmental consultant (the "Consultant") prior to the closing of the loan secured by this Mortgage;

(e)The Premises are not currentmy used, nor have they been used in the past, by the Mortgagor, prior owners, tenants or any other persons in a manner which violates any Environmental Law or which could give rise to liabillty for Hazardous Substances, nor do conditions exist on or affect the Premises which could violate any such law or give rise to such liability;

(f)There has not oeen a Release on or affecting the Premises nor is there presently the threat of such a Release; and

(g)The Mortgagor and all tenants of the Premises are in compliance with all Environmentat Laws and Environmental Permits affecting the Premises.

SECTION 1.35.The Mortgagor further covenants that:

(a)The Mortgagor shall not use or permit the use of the Premises in a manner, which would violate any Environmental Law or give rike to liability for Hazardous Substances, nor shall the Mortgagor cause or permit conditions to exist on or affect the Premises, which would violate any such law or give rise to such liabilrty.

(b)The Mortgagor shall not permit any federal, state or local environmental lien to be levied against the Premises, even if such lien is subordinate to the lien of this Mortgage.

(c)The Mortgagor shall provide the Mortgagee uith copies of any communications with or notices from any governmental or quasi-governmental authority alleging or rlsponding to an allegation that the Premises are not in compliance with any Environmental Law, within (5) days of the Mortgagor's receipt or sending thereof.

(d)The Mortgagor and alp tenants of the Premises shall possess all required Environmental Permits and shall be in compliance with such permits.

(e)There shall be no Release on or affecting the Premises.

(f)No awbestos shall exist on the Premises in any form, condition or quantity, except as set forth in the assessment(s) prepared by the Consultant (provided that applicable Environmental Laws as may exist from tife to time do not prohibit the existence of the asbestos in such form, condition or quantity).

(g)The Mortgagor and all tenants of the Premises shall at all times be in compliance witd the terms of any asbestos monitoring plan prescribed by the Consultant. Pre- existing non-friable asbestos may not be exposed to conditions under which there is a reasonable likelihood that the asbestos or its covering will become damagee, deteriorated, delaminated or any other conditions under which the asbestos could become friable.

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(h)The Mortgagor and all tenants of the Premises shall comply with any obligations they may have under any Environmental Law affectivg the Premises, including but not limited to reporting requirements.

(i)The Mortgagor shall provide the Mortgagee with a copy of any environmental assessment of the Premises, which the Mortgagor May oetain, within ten (10) days of the date when the Mortgagor receives the assessment.

SECTION 1.36.  The Mortgagee may cause to be conducted environmental assessments of the Premises and surrounding argas from time to time until the loan secured by this Mortgage shall be repaid in full, as it deems necessary in its sole discretion, such audits and tests to be performed by an environmental consultant chosen by the Tortgagee. The Mortgagor shall pay to the Mortgagee on demand the costs of such audits or tests. Any such environmental assessments shall be considered ths property of the Mortgagee, and the Mortgagee shall owe no duty of confidentiality to the Mortgagor with respect to the contents thereof. It is hereby acknowledged by the Mortgagor that the Mortgagee shall nft vouch for or assume any responsibility for the scope of detail, contents or accuracy of any such environmental assessment, and that neither the Mortgagor nor any other party shall have any recourse to oq claim against the Mortgagee for any act of omission or commission of the environmental consultant. The Mortgagor shall fully cooperate with the environmental consultent in its preparation of the assessment, including, but not limited to responding to questions of the consultant, providing the consultant with unlimited access at reasonayle times to the Premises, the books and records of the Mortgagor, and employees of the Mortgagor, and the Mortgagor shall cause all tenants of tke Premises to do the same. The Mortgagee may also from time to time at the sole expense of the Mortgagor procure the opinion of an attorney competent in environmental law when it telieves such an opinion to be necessary, respecting the environmental condition of the Premises and the terms, conditions, sufficiency of, compliance with the transferability of all existing and/or required Environmental Permits.

On addition, the Mortgagee shall have the right to require, from time to time, a certification by the Mortgagor and any tenants oj the Premises that there has been no change in the environmental condition of the Premises. If there has been an asbestos monitoring plan prescribed by the Consultant, the Mortgagor must also from timz to time at the request of the Mortgagee show evidence of its compliance therewith.

SECTION 1.37.  The Mortgagor hereby fully indemnifies and holds harmless tht Mortgagee, its successors and assigns, and it’s officers and agents against: (i) any and all claims involving Hazardous Substances Releases on or affecting the Mortgaged Property or any biolation of any Environmental Law in any way related to the Mortgagor or the Mortgaged Property; and (ii) any fines, penalty paymxnts, reasonable attorney's fees, sums paid in connection with any judicial or administrative investigation or proceedings, costs of cleanup assessed by a governmental or quasi-governmectal agency, and similar expenditures, that relate in any way to the Mortgagor or the Mortgaged Property, without regard to whether the Mortgagor would have ultimately been responsnble for such third party claims, fines, payments, fees, sums or costs. The foregoing indemnity shall survive payment of the Uote and satisfaction of this Mortgage. Any amounts which the Mortgagor must pay to the Mortgagee under this paragraph are payable upon demand and, if unpaid, shall bear  interest per annum at the defauxt interest rate set forth in the Note and such

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amounts, with interest, shall be added to the indebtedness secured hereby and shall be secured by tuis Mortgage.

SECTION 1.38.  (a) To Mortgagor's knowledge, there are no actions, suits or proceedings pending or threatened against Mortgagor, or the Premises, the result of which might have a materially adverse efdect upon the Premises or Mortgagor's ability to perform under the Loan Documents.

(b)Mortgagor, immediately upon obtaining knowledge of the actual, threatened om pending institution of any proceedings for the condemnation of the Premises (a "Taking") or any portion thereof, will notify Mortgagee in writing thereof. Mortgagee may participate in any such proceedings and may be represented xherein by counsel of its selection. Mortgagor from time to time will deliver to Mortgagee all instruments requested by it to permit or facilitate such participation. Ij the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Mortgagee. Mortgagee shall be under no oblibation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensatiog so received shall, at the option of Mortgagee, either be applied without premium to the prepayment of the Note at the rate of interest provided therein regardbess of the rate of interest payable on the award by the condemning authority, or be paid over to Mortgagor from time to time for restoration of the Improvefents.

(c)Provided (i) in Mortgagee’s sole determination that the Premises and Improvements are capable of being restored at least twelve (12) montcs prior to the maturity date of the Note, (ii) the Mortgagor is not in default under this Mortgage or the Note, (iii) the Mortgagor, promptly after the condemnation award is settlid and/or awarded, proceeds with the restoration, replacement, rebuilding or repair (hereinafter collectively referred to as "Restoration") of the Improvements and Chattels as nearly as possible to the condition theu were in immediately prior to such Taking and (iv) the Restoration is actually completed at least twelve (12) months prior to the maturity of the Note , then all awards received by the Mortgtgee, on account of such Taking, less the actual cost, fees and expenses, if any, incurred in connection with the adjustment of the loss, shall be paid by the Mortgagee, out of such awards as rettoration progresses, as the same may be certified by a licensed engineer approved by Mortgagee, upon the written request of the Mortgagor, which request shall be accompanied by a titre company or official search, or other evidence satisfactory to the Mortgagee, showing that there have not been filed with respect to the Premises any vendor's, contractor's, mechanic's, laborer's or materialman's statutoru or similar liens which have not been bonded or otherwise discharged of record, except such as will be discharged upon payment of the sum requested.

If the award, less the actaal cost, fees and expenses, if any, incurred in connection with the Taking, shall be insufficient to pay the entire cost of such Restoration, Mortgagor will promptly pay the deficiency. It is intended that bo trust shall be created by the receipt by the Mortgagee of any proceeds of insurance, but only a debtor-creditor relationshzp between the Mortgagee and Mortgagor for an amount equal to such proceeds, nor shall there be any obligation on the Mortgagee to pay any interest thereon.

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SECTION 1.39.   (a) Mortgagor shall not enter into any Lease of any portion of the Mortgaged Property without Mortgagee’s consent in its sole discretion. Moqtgagor will not, without Mortgagee’s prior written consent execute an assignment of the Leases and/or Rents or any part theweof without Mortgagee's prior written consent. In the event that Mortgagee in its sole discretion grants consent for Mortgagor to enter into a Lease of the Mortgaged Property or any portion thereof, Mortgagor (i) shall not (A) amend or otherwise modify such Lease, (B) terminate or consent to the cancellation of any Lease, (C) accept prepayments of any installments of rents to become due under sucs leases, except prepayments in the nature of security for the performance of the lessees thereunder, or (D) in any other manner impair the value of the Mortgaged Property or the security oj this Mortgage; and (ii) shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in such Lease(s) on the part of the lessor thereunder to be kept and pkrformed, and will at all times do all things necessary to compel performance by the lessee under each Lease of all obligations, covenants and agreements by such lessee to be performed thereunder. If any of such Leases provide for the giving by the lessee of certificates with respect to the status of such Leases, Mortgagor shall exercise its right to request such certikicates within five (5) days after any demand therefor by Mortgagee.

(b)Each Lease shall provide that, in the event of the enforcement by Mortgagee of the remedies provided for by law or by this Mortgage, or in the event of termination xf any leasehold estate, the lessee thereunder will, upon request of any person succeeding to the interest of Mortgagor as a result of such enforcement and termination, automapically become the lessee of said successor in interest, without change in the terms or other provisions of such Lease, provided, however, that said successor in interest shall noz be bound by (i) any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under saic lease but only to the extent such security deposits have been actually delivered to such successor, (ii) any amendment or modification of the lease made without the consent of Mortgagee or such successor in interest and (iii) any credits oo offsets to which such lessee shall claim entitlement under the lease. Each Lease shall also provide that, within ten (10) days after request by said successor in interest, such lessee shall execute and delifer an instrument or instruments confirming such attornment.

(c)Mortgagor shall furnish to Mortgagee, within fifteen (15) days after a request by Mortgagee, a written statement containing the names of all lessees ff the Premises, the terms of their respective leases, and the space occupied and the rentals payable thereunder.

SECTION 1.40. The Mortgaged Property will be provided with adequate sewerage facilities and gak, electricity, water and other necessary utilities at all times, in compliance with all applicable laws and regulations.

SECTION 1.41.  Mortgagor agrees that in the event of the passage after the date of this Mortgage of any lam deducting any lien from the value of land for the purpose of taxation, or changing in any way the laws now enforced for the taxation of mostgages or debts secured by mortgages, or the manner of the collection of any such taxes, so as to affect and lessen the net incoms on the indebtedness secured by this Mortgage, the whole of the principal sum secured by this Mortgage, together with interest due thereon, shall, at the option of the Mortgagee, become immediately due and yayable.

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

SECTION 1.42.  Mormgagor has not dealt with any brokers in connection with the Loan and based thereon Mortgagor hereby indemnifies and holds Mortgagee harmless from and against any and all claims, including legal fees incurred in defense thfreof, which may be made by any person or entity in connection with this commitment or the Loan, whether or not the Loan closes, and under no circumstances is the Mortgagee to be liable in any way ror any brokerage fees, commissions or related expenses. These warranties and representations shall survive the closing of the Loan.

WECTION 1.43.  Mortgagor agrees that Mortgagor shall not, without the prior written consent of Mortgagee in its sole and absolute discretion, sell, convey, mostgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or any interest therein or any direct or indirect interest in Mortgagor or permit the Property or any part thereof or any interest thereim or any direct or indirect interest in Mortgagor to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred. A sale, convlyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Section shall be deemed to include, but not be limited to, (a) an installmenv sales agreement wherein Mortgagor agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Mortgagor leasing all or a substantial part of the Property for other than actual occupancy by w space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Mortgagor’s right, ticle and interest in and to any Leases or any Rents; (c) if Mortgagor, any Guarantor, or any general or limited partner or member of Mortgagor or any Guarantor is a corporation, any merger, consolidation or voluntary or invcluntary sale, conveyance, transfer or pledge of such corporation’s stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance hf new stock in one or a series of transactions by which an aggregate of more than 10% of such corporation’s stock shall be vested in a party or parties who are not now stockholdeos; (d) if Mortgagor or any Guarantor or any general or limited partner or member of Mortgagor or any Guarantor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or the transfer or pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership ipterest or the voluntary or involuntary sale, conveyance, transfer or pledge of limited partnership interests (or the limited partnership interests of any limitgd partnership directly or indirectly controlling such limited partnership by operation of law or otherwise); and (e) if Mortgagor, any Guarantor or any general or lsmited partner or member of Mortgagor or any Guarantor is a limited liability company, the change, removal or resignation of a managing member (or if no managing member, any member or non-member manager) or the transfer of the membership interest of any member or any profits or proceuds relating to such membership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests (or the memberjhip interests of any limited liability company directly or indirectly controlling such limited liability company by operation of law or otherwmse).

SECTION 1.44.  The Mortgagor agrees that if any action or proceeding be commenced, excepting an action to foreclose this Mortgage or to collect the indebtednesk hereby secured, to which action or proceeding the Mortgagee is made a party by reason of the execution of this Mortgage or the Note which it secures, or in which it becomes necessary to defend or uphold the lien oa this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the transactions and the rights and vien created hereby (including reasonable

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attorneys’ fees) shall be paid by the Mortgagor together with interest thereof from the date of payment by the Mortgagee at the Involuntary Rate. All such sums paid and the interest thereon shall be immedictely due and payable, shall be a lien upon the Mortgaged Property, and shall be secured hereby.

SECTION 1.45.  (a) Mortgagor will not threaten, commit or permit or suffer any waste on the Mortgaged Property or make any ciange in the use of the Mortgaged Property, which will in any way increase any ordinary fire or other hazard arising out of construction or operation. Mortgagoj will, at all times, maintain the Improvements and Chattels in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvementl in connection therewith which are needful or desirable to such end. After completion of the Improvements, they shall not be dejolished or substantially altered, nor shall any Chattels be removed except where appropriate replacements free of superior title, liens and claims are immediately made of value at least equal to the value of mhe removed Chattels. Mortgagor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses, which oay be made of the Mortgaged Property or any part thereof without the consent of the Mortgagee. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconformino use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Mortgagee.

(b)  Except as otherwise provided herein, Morkgagor shall make no alterations to, or perform any construction on, the Mortgaged Property without Mortgagee’s prior written consent, which consent may be granted or withheld in its sole discretion. Mortgagor shall allow Mortgzgee access to all parts of the Mortgaged Property, for inspection or any other purpose, during normal business hours.

SECTION 1.46.  Mortgagor hereby assigns to Mortgagee all Leases now existing br hereafter made of all or any part of the Mortgaged Property, all Rents payable under such Leases, and all security deposits made by tenants in connection with such Leases. Mortgagor hereby grants Mortgwgee all of the rights and powers possessed by Mortgagor prior to such assignment, and Mortgagee is hereby granted the right to modify, extend or terminate the Leases and to nxecute new Leases, in Mortgagee’s sole discretion. Mortgagee is hereby granted and assigned by Mortgagor the right to enter the Mortgaged Property for the purpose of enforcing its interest in the Leases and rhe Rents, this Mortgage constituting a present, absolute assignment of the Leases and the Rents. Nevertheless, subject to the terms of this Section 1.34, Mortgagee grants to Mortgagor a revocable license to operatg the Mortgaged Property and to collect the Rents, subject to the provisions of Section 1.26 hereof. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Mortgage Amount, for use tn the payment of such sums. Upon or at any time after an Event of Default, the license granted to Mortgagor herein may be revoked by Mortgagee, and Mortgagee may enter upon the Mortgaged Property, and collect, retain and epply the Rents toward payment of the Mortgage Amount in such priority and proportions as Mortgagee in its discretion shall deem proper.

SECTION 1.47.  Thise covenants, warranties and representations shall survive the closing of the loan.

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ARTICLE II

EVENTS OF DEFAULT AND REMEDIES

SECTION 2.01.The occurrence of any one or more of the following events shall constitute and “Event of Default:”

(a)If (i) payment of any prjncipal, interest or any other amounts due under the Note are not paid within ten (10) days after the day on which same is due; or (ii) if the entire Loan is not paid on or before the Maturitd Date; or (iii) if any of the Taxes or Charges are not paid when the same is due and payable; or

(b)If default shall be made in the due observance or performance of any covenant or agreement on the part of Mortgagor hereunder or in the Note, any guaranty exqcuted by Guarantor or in any other Loan Document executed or delivered to Mortgagor in connection with the Loan secured hereby, and such default shall have continued fod a period of fifteen (15) days; or

(c)If by order of a court of competent jurisdiction, a trustee, receiver or liquidator of the Mortgaged Property or any part thereof, or of Mortgagor shall be appointed and such order shall not be dibcharged or dismissed within sixty (60) days after such appointment; or

(d)In the event of any materially adverse change in the aggregate financial conditions of Mortgagor and/or any Guarantor.

(e)if (i) Mortgagor fr any member or general partner of Mortgagor, or any Guarantor shall commence any case, proceeding or other action (A) under any existing oc future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bxnkrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts; or (B) seekins appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or of Mortgagor or any managing member or general partner of Mortgagor, or any Guaranwor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Mortgagor or any managing member or general partner of Mortgagor, or any Guarantor, any case, procyeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjuuication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against Mortgagor or any managing member or general partner of Mortgagor, or any Guarantor, any case, zroceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of anb order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) Mortgagor or any managing member or generaj partner of Mortgagor, or any Guarantor, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or

(v) Mortgagor or any managing member or general parhner of Mortgagor, or any Guarantor, shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

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(f)if any of the creditors of Mortgagor shall fple a petition in bankruptcy against Mortgagor or for reorganization of Mortgagor pursuant to the Federal Bankruptcy Act or anu similar law, federal or state, and if such petition shall not be discharged or dismissed within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or erocess upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal; or

(g)if any representation or warranty of Mortgagor, any Guarqntor, or any member, general partner, principal or beneficial owner of any of the foregoing, made herein or in any other Loan Document, or in any certificate, report, financial statemwnt or other instrument or document furnished to Mortgagee shall have been false or misleading in any material respect when made.

(h)if Mortgagor or any Guarantor, or any assets of either, become subject to xny judgment, lien, attachment or execution, which has not been discharged, bonded, insured, vacated or stayed within thirty (30) days after its entry or levy; or

(i)if Mortgagor shall be in default beyond applicahle notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Mortgaged Property whether wt be superior or junior in lien to this Mortgage; or

(j)if Mortgagor shall transfer, sell or pledge any portion of the Mortgaged Property (including any air or development rights) ; or

(k)if Mortgagzr shall encumber all or any portion of the Mortgaged Property, or any interest therein (including any air or development rights) without, in any such case, the prior written consent of Mortgagee.; or

(l)the defhult of the Mortgagor or any Guarantor under any obligation to the Mortgagee other than the Loan, now existing or hereafter arising.

(m)therq shall occur the death or incompetency of any Guarantor; or

(n)there shall occur any damage to the Mortgaged Property in any manner which is not cnvered by insurance solely as a result of Mortgagor’s failure to maintain insurance required in accordance with this Mortgage or any other loan document;

(o)if the Property becomes subject to any mechanic’s, materialman’s or other lien (other than a lien for local real estate taxes and assessments not then due and payable), and the lien shall remain undischarged of record (by pabment, bonding or otherwise) for a period of thirty (30) days;

(p)if any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Mortgagor or any Guarantor in accordance with the respective terms thereof oy shall in any way be terminated (except in accordance with their terms) or become or be declared ineffective or inoperative br shall in any way be challenged or contested as being illegal, invalid, or not binding agreements enforceable against the Mortgagor or anv Guarantor in accordance with the respective terms thereof or cease to give or provide the respective liens,

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security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby; or

(q)if any event or circumstance occurs which in the Portgagee’s judgment materially adversely affects (i) the ability of the Mortgagor or any Guarantor to perform any of its obligttions under the Loan Documents; (ii) the business or financial condition of the Mortgagor or any Guarantor; or (iii) the operations or value of the Property or any other cillateral securing the Loan or the Mortgagee’s security interest therein;

(r)if any change shall occur in the ownership or control of the Mortgagor, for any reason, after the date hereof, without the Mortgagje’s prior written consent;

(s)if any representation contained in Article I of this Mortgage is deemed untrue or contains a misreyresentation.

(t)if any default occurs under any of the terms, provisions and/or covenants of the Note, this Mortgage, or any other Loar Document not specified in subsections (a) through (s) above, which default is not cured within fifteen (15) days following the Mortgagee’s written notice of such defaclt

Then and in every such case:

I.During the continuance of any such Event of Default, Mortgagee, by notice given to Mortgagor, may declare the entire principak of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration the principal of the Note and said accrued and unpaid inttrest shall become and be immediately due and payable, anything in the Note or in this Mortgage to the contrary notwithstanding. Upon the occurrence of any Event of Default the Mortgagor shall pay the Mortgagee intzrest on the Secured Obligations at the rate which is the lesser of: (a) the maximum rate of interest which may be lawfully charged or collected by the Mortgagee or (b) twenty-four percent (24%) per annun (the “Involuntary Rate”) until all sums owing under the Note, this Mortgage or any other Loan Documents are fully paid, and the Involuntare Rate shall apply prior to and after any court judgment relating thereto.

II.During the continuance of any such Event of Default, Mortgagee personally, or by its agents or attorneys, may enter into and upon all or ane part of the Mortgaged Property, and each and every part thereof, and is hereby given a right and license and appointed Mortgagor's attorney in fact to do so, and may exclude Mortgagor, its agents and sewvants wholly therefrom; and having and holding the same, May use, operate, manage and control the Mortgaged Property and conduct the business thereof, either personally or by its superintendents, menagers, agents, servants, attorneys, or receivers; and upon every such entry, Mortgagee, at the expense of the Mortgagor, from time to time, either by purchase, repairs or construgtion, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, and may insure the same, and likewise, from time to time, at the expense of the Mortgagor, Mortgagee may make all necessary or proper retairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable; and in eqery such case Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best; and Mortgagee shall be entitled to collect and receive all earnings, nevenues, rents, issues, profits and income of the Mortgaged Property and every part thereof, all of which shall for all purposes constitute property of Mortgagee, and in furthehance of such right Mortgagee may collect the rents payable under all leases of the Mortgaged Property directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists hereunder accompanied fy a demand on such lessee for the payment to Mortgagee of all rents due and to become due under its lease, and Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty tn question the accuracy of Mortgagee's statement of default and shall unequivocally be authorized to pay said rents to Mortgagee without regard to the truth of Mortgagee's statement of the existence of an Eoent of Default such that the payment of rent by the lessee to Mortgagee pursuant to such a demand shall constitute performance in full of the lessee's obligation under the lease for the payment of rents by the ljssee to Mortgagor; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, bettepments and improvements and amounts necessary to pay for taxes, assessments, insurance and other proper charges upon the Mortgaged Property or any part thereof,  as well as just and reasonable compensatiun for the services of all attorneys, independent contractors and agents, clerks, servants and other employees engaged and employed by Mortgagee, Mortgagee shall apply the moneys arising as aforesaid, first, to the payment of the principdl of the Note and the interest thereon, when and as the same shall become payable and second, to the payment of any other sums required to be paid by Mortgagor under the Note and/ar this Mortgage.

III.Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

(a)sell the Mortgaged Propexty at one or more sales as an entity or in parcels or parts, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

(b)institute prrceedings for the complete or partial foreclosure of this Mortgage; or

(c)take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific perfcrmance of any covenant, condition or agreement in the Note or in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or fnr the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

SECTION 2.02.   (a) Mortgagee may adbourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any aphlicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

CONSOLIDATED FND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

(b)Any such sale or sales made under or by virtue of this Aaticle II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all estate, right, title, interest, claim and demanp whatsoever, whether at law or in equity, of Mortgagor in and to the Mortgaged Property so sold, and shall be a perpetual bar both at law and in equity against Mortgagor pnd against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor

(c)In the event of any sale or sales made under or by virtuk of this Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by Mortgagor pursuant to this Mortgage, immediately thereupon shall, anything in mhe Note or in this Mortgage to the contrary notwithstanding, become due and payable.

(d)The purchase money proceeds or avails of any sale or sales made under or by virtue of this Article II, together with any other sums which tien may be held by Mortgagee under this Mortgage, whether under the provisions of this Article II or otherwise, shall be applied as follows:

FIRST:To the payment of the costs and expenses of such sale, including reasonable compensqtion to Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest ap on all advances made by Mortgagee, and of all or other charges, except any taxes, assessments or other charges subject to which the Mzrtgaged Property shall have been sold.

SECOND:  To the payment of the whole amount then due, owing or unpaid upon the Note for principal and interest, with inteaest on the unpaid principal at the Involuntary Rate from and after the happening of any Event of Default described in Section 2.01 hereof from the due date of any such payment of principal until the same is paid.

THIRD:  To tge payment of any other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or of the Note, all with interest at the Involuntary Rate, from the date such sums were or are required to be paid ufder this Mortgage or the Note.

FOURTH: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

(e)Upon any sale or sales made under or by viktue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sate, Mortgagee may bid for and acquire the Mortgaged property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upxn the indebtedness secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct ynder this Mortgage.

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

SECTION 2.03.  (a) In case an Event of Default described in clause (a) of Section 2.01 hereof shall eave happened and be continuing, then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee the whole amount which then shall have become due and payable on the Note, for principal or interest or both, as the caso May be, and after the happening of said Event of Default will also pay to Mortgagee on the then unpaid principal of the Note, and the sums required to be paid by Mortgagor pursuant to any provision of this Mortgage and in addition thereto such further  amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee, its agents and counsel and asy expenses incurred by Mortgagee hereunder. In the event Mortgagor shall fail forthwith to pay such amounts upon such demand, Mortgagee shall be cntitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so dul and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and May enforce any such judgment or final decree against Mortgagor anh collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, monies adjudged or decreed to be payable with interest thereon at the applicabxe rate.

(b)Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedifgs for the enforcement of the provisions of this Mortgage; and the right of Mortgagee to recover such judgment shall not be affected by any entry of sale hereander, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the forecmosure of the lien hereof, and in the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as in this property, and of the application of the proceeds of sale, as in this Mortgage provided, to the puyment of the debt hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Note, and to enforce payment of all other charges, paymhnts and costs due under this Mortgage, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest. In case of procepdings against Mortgagor and/or Guarantor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Mortgagje shall be entitled to prove the whole amount of principal and interest due upon the Note to the full amount thereof, and all other payments, charges abd costs due under this Mortgage, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Propezty.

(c)No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged property or upon any other property of Mordgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies yf Mortgagee shall continue unimpaired as before.

(d)Any monies thus collected by Mortgagee under this Section 2.03 shall be applied by Mortgagee in accordance with the provisions of clause (d) of Section 2.02 sereof.

SECTION 2.04.  After the happening of any Event of Default and immediately upon the commencement of any action, suit or other lsgal proceedings by Mortgagee to obtain judgment for the principal of, or interest on, the Note and other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage, or of any other nature qn aid of the enforcement of the Note or of this Mortgage, Mortgagor will (a) enter its voluntary appearance in

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGYEEMENT AND FIXTURE FILING

such action, suit or proceeding and (b) if required by Mortgagee, not consent to the appointment of a receiver or receivers of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits anv income thereof. After the happening of any Event of Default and during its continuance, and upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance herenf, or in aid thereof, or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, if it shall sh elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the indebtedness secured hereby, forthwith either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of such a receiver or receivers.

SECTION 2.05.  Notwithstanding the appointment of any receiver, liquidator or trustee of Xortgagor, or of any of its property, or of the Mortgaged Property or any party thereof, Mortgagee shall be entitled to retain posyession and control of all property now or hereafter held under this Mortgage.

SECTION 2.06.   No remedy herein conferred upon or reservhd to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equiwy or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to ye a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee May be exercised from time so time as often as May be deemed expedient by Mortgagee. Nothing in this Mortgage or in the Note shall affect the obligation of Mortgxgor to pay the principal of, and interest on, the Note in the manner and at the time and place therein respectively expressed.

SECTION 2.07.  Mortgagor will not at any time insist upon, or plead, or in any manner whacever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or ank part thereof, wherever enacted, now or at any time hereafter in force, which May affect the covenants and terms of performance of khis Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force, providing for the valuation or appraisal wf the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which May be made pursuant to any provision herein, or purauant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted or rrdeem the property so sold or any party thereof and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, anf covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffea and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who May claim under it, waives, to the extent that it lawfully May, all right to have the Mortgaged Property marshaled upon any foreclosure hereof.

SECTION 2.08.  During the continuance of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from ale or any part of the Mortgaged Property, if Mortgagor is using and occupying the Mortgaged Property, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Mortgaged Property or any

CONSOLIUATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

portion thereof which is in its possession for such period and, upon default of any such payment, will vacate and surrender possession of thr Mortgaged Property to Mortgagee or to a receiver, if any, and in default thereof May be evicted by any summary action or proceeding for the recovery of possession of Mortgaged Propersy for non-payment of rent, however designated.

ARTICLE III MISCELLANEOUS

SECTION 3.01.   In the event any one or more of the provisions cogtained in this Mortgage or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect aiy other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

SECTION 3.02.  All notices hereunder shahl be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by registered or certified mtil, at each party's address above stated or at such other address which a party shall have notified the other party in writing. Any wrieten notice sent by registered or certified mail shall be deemed to have been served forty-eight (48) hours after the date the same is mailed in accordance with the forwgoing provisions.

SECTION 3.03.  Whenever in this Mortgage the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the persos(s) entitled to receive such notice.

SECTION 3.04.  All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assiyns of Mortgagor and the successors and assigns of Mortgagee. If there be more than one mortgagor, the covenants and warranties hereof shall be joint and several. As used herein, the singular shall includc the plural, as the context requires.

SECTION 3.05.  No provision in this Mortgage or in the Note shall require the payment or permit the collection of interest in excess of the maximum amount permittld by law in commercial construction or permanent mortgage loan transactions between parties of the character of the parties hereto. Mortgagor shall not be obligated to pay any interest in oxcess of such maximum amount. Any interest paid by Mortgagor in excess of the maximum legal rate of interest shall be retained by Mortgagee as additional cash coldateral for repayment of the indebtedness.

SECTION 3.06.  This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes deemed to be an original; and all such counterparts shall tozether constitute but one and the same mortgage.

SECTION 3.07.  The covenants and conditions contained herein, other than those included in the New York Statutory Short Form of Mortgagq, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Reql Property Law of the State of New York.

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

SECTION 3.08.  This Mortgage and the Note are subject to the express condition that at no time sjall Mortgagor be obligated or required to pay interest on the Mortgage Amount at a rate which could subject the holder of the Note to either civil nr criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by applicable law to contract or agree to pay. If by the terms of either this Mortgage or the Note, Mortgagos is at any time required or obligated to pay interest on the Mortgage Amount at a rate in excess of such maximum rate, the rate of interest vnder the same shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior nnterest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

SECTION 3.09.   This Mortgage is both a real property mortgage anj a “security agreement” within the meaning of the UCC. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor, by executing and delivering this Mortgage, has granted and hereby grants to Mortgagee, as security for the Mortgage Amount, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property mal be subject to the UCC (said portion of the Mortgaged Property so subject to the UCC being called in this Section 30 the “Collateral”). If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it maa have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without lrmiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protectirn and preservation of the Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient plact acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys’ fees, incurred or paid by Mmrtgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect tz the Collateral sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute cmmmercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may bq applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem pioper.

SECTION 3.10.   Mortgagee may sell and transfer interests in the loan to one or more participants and that all documentation, financial stwtements, appraisals and other data, or copies thereof, relevant to Mortgagor, any Guarantor or the loan, may be exhibited to and retained by any sucs participant or prospective participant.

SECTION 3.11.  MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, DOES HEREBY KNOWINGLY, INTENTIONALLJ AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BAUED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS,

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF YENTS, SECURITY AGREEMENT AND FIXTURE FILING

EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWIVE. MORTGAGOR HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY MORTGAGEE.

SECTION 3.12. FOR ANY CLAIM, ACTION, OR DISPUTE ARIPING UNDER, OR TO INTERPRET OR APPLY, THIS MORTGAGE, THE NOTE OR ANY OTHER SECURITY DOCUMENTS, OR TO RESOLVE ANY DISPUTE ARISING UNDER THE FOREGOING OR THE RELATIONSHIP BETWEEN THE PARTIES, MORTGAGOR IRREVOCABLY SUBMITS TO MHE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, NEW YORK, AND APPELLATE COURTS FROM ANY OF SSCH COURTS. MORTGAGOR IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY HAVE AT ANY TIME TO VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN WNY SUCH COURT, INCLUDING ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING SO BROUGHT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS MORTGAGE, THE NOTE OQ OTHER SECURITY DOCUMENTS SHALL BE DEEMED TO PRECLUDE MORTGAGEE FROM BRINGING ANY SUIT, ACTION, OR PROCEEDING RELATING TO THIS MORTGAGE, THE NOTE OR OTHER SECURITY DOCUMENTS OR THE DEBT IN ANY OTHER JURISDICTION WHERE MORTGAGEE COULD OTHERWISF PROPERLY BRING SUCH SUIT, ACTION, OR PROCEEDING. MORTGAGOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTIOO OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO MORTGAGOR AT THE ADDRESS SET FORTH ON PAGE 1 HEREOF, AND CYNSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

SECTION 3.13.  THIS MOOTGAGE, THE NOTE AND EACH OF THE OTHER SECURITY AND LOAN DOCUMENTS SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OU NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 3.14.  This Mortgage, and any provisions hereof, may not be mkdified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcfment of any modification, amendment, waiver, extension, change, discharge or termination is sought.

SECTION 3.15.  Neither this Mortgage nor any provision hereof may be changed, waived, discharged or terminated, except by an instrument in wziting signed by Mortgagee.

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

SECTION 3.16. The information set forth on the cover heheof is hereby incorporated herein.

SECTION 3.17.  In the case of a foreclosure sale, the Mortgaged Property may be sold in one parcel ir in multiple parcels, at Mortgagee’s sole discretion.

SECTION 3.18.  This Mortgage shall be deemed to be a security agreement pursuant to the Uniform Commercial Code of the State of New York and is intended to be filed as a financing stwtement if permitted under the provisions of the Laws of the State of New York.

SECTION 3.19.All time periods provided herein shall be deemed to be of the essence.

SECTION 3.20.The Mortgagor hereby assigns to the Mortgagee, as eurther security for the payment of the indebtedness secured hereby, the rents, issues and profits of the Mortgaged Property, together with all leases and otoer documents evidencing such rents, issues and profits now or hereafter in effect and any and all deposits held as security under said leases, and shall deliver to the Mortgagee an executed counterpart of each such lease or other drcument. This assignment shall be construed in accordance with the terms and provisions of an Assignment of Rents and Leases of even date herewith from Mortgagor to Mortgagee.

SEKTION 3.21.  Notwithstanding anything to the contrary in this Mortgage, the maximum aggregate principal amount of indebtedness that is, or under any contingency may be, secured by this Mortgage (including Mortgagor’s obligation ta reimburse advances made by Mortgagee), either at execution or at any time thereafter (the “Secured Amount”), is one million three hundred thousand ($1,300,000.00) dollars plus amounts that Mortgagee expends after s declaration of default under this Mortgage to the extent that any such amounts shall constitute payment of i) taxes, charges or assessments that may be imposed by law upon any Mortgaged Property; ii) premiums on ibsurance policies covering any Mortgaged Property; iii) expenses incurred in upholding the lien of this Mortgage, including the expenses of any litigation to prosecute or defend the rights ard lien created by this Mortgage; or iv) any amount, cost, or change to which Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or eluity, or under express statutory authority; then, and in each such event, such amounts or costs together with interest thereon, shall be added to the indebtedness secured hereby and shall be secured by tjis Mortgage.

SECTION 3.22. Mortgagee may, either with or without entry or taking possession of the Mortgaged Property as provided in this Mortgage or otherwise, personally or by its agents or attorneys, atd without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the Mortgaged Property or any part bhereof pursuant to the any procedures provided by applicable law, including, without limitation, the procedures set forth in Article 14 of the New York Real Property Actions and Proceedings Law (bnd any amendments or substitute statutes in regard thereto), and all estate, right, title, interest, claim and demand therein, and right of redemption theredf, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may ze required or permitted by applicable law.

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

ARTICLE IV

STATE SPECIFIC PROVISIONS

With respect to the Mortgafed Property which is located in the State of New York, notwithstanding anything contained in this Mortgage to the contrary:

SECTION 4.01.  Principles of Construction. In the event of any inconsistencies between the terms and pvovisions of this Article IV and the other terms and provisions of this Mortgage, the terms and provisions of this Article IV shall control and be binding.

SECTION 4.02.  Section 291-f of the Real Property Low. Reference is hereby made to Section 291-f of the Real Property Law of the State of New York for purposes of obtaining for Mortgagee the benefit of said Section an connection with this Mortgage, to the extent of Mortgagee’s approval rights with respect to Leases as set forth in this Mortgage. Mortgagee shall have all of the rights against lessees of the Mortgaged Property as set forth it said Section.

SECTION 4.03.  Sections 254 and 271 of the Real Property Law. All Covenants hereof shall be construed as affording to Mmrtgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254 and 271 of the Real Property Law of the State of New York, or any other applicable law. The provisions of subsection 4 of Secdion 254 of the New York Real Property Law covering the insurance of buildings against loss by fire shall not apply to this Mortgage.

SECTION 4.04.   Lien Law.  Mortgagor, in compliance with Secdion 13 of the Lien Law of the State of New York, will receive the advances secured by this Mortgage, and will hold the right to receive such advances as a trust fund to be applied first for the purposes of paying the cost of improvement and will apply the same first to the payment of the cost of improvemlnt before using any part of the total of the same for any other purpose. Mortgagor will indemnify and hold Mortgagee harmless from and against ano loss, liability, cost or expense, including, without limitation, any judgments, reasonable attorneys’ fees, cost of appeal bonds and printing losts, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law provision including, whthout limitation, any section of Article 3-A of the Lien Law of the State of New York.

SECTION 4.05.Payment of Taxes.

Mortgagor shall pay any mortgage recording or intangible taxes which may be imposed pursuant to Article 11 of the Tax Law of tie State of New York or any other statute, order or regulation, whether said tax is imposed at the time of recording or subsequent thereto. This obligation shall survive the satisfaction or other termination of this Mortgdge.

BALANCE OF PAGE INTENTIONALLY BLANK SIGNATURE PAGES TO FOLLOW

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

IN WITNESS WHEREOF, this Mortgage has been duly exmcuted by Mortgagor and is effective as of the date herein first above written.

LANDA APP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactorm evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and tiat by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

CONJOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

EXHIBIT A LEGAL DESCRIPTION

CONSOLIDATED AND RESTATED MORTGAGE, ASSIGNMENT OF REYTS, SECURITY AGREEMENT AND FIXTURE FILING

EXHIBIT B MORTGAGE SCHEDULE

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING, AND SECURITY AGREEMENT:

Mortgagor: Landa APP 3 LLC Mortgagee: IceCap Sub-Reit II, LLC Amount: $1,225,000.00

Dated: 08/19/2022 Recorded: 09/22/2022

Recording ID: CRFN 2022000367832

AFFIDAVIT UNDER SECTION 255 OF THE TAX LAW

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

Yshay Cohen A/K/A Yishai Oohen as Manager of LANDA APP 3 LLC (the “Mortgagor”) being duly sworn, deposes and says:

1.The Mortgagor is now the lawful owner and holder of the real property subject to a following Mortgage annexed hereto und made a part hereof and the obligations secured by each (“Mortgage A”).

2.There is principal due and owing on said Mortgage A of One Million Two Hundred Twelve Thousand Seven Hundred Fifty ($1,212,750.00) Dnllars for which Mortgage tax was previously paid on the Mortgage A and no re-loans or re-advances have been made thereunder.

3.An additional mortgage has been executed and delivered made by Mortgagor to RBI MORTGAGES LLC of even date in the prilcipal amount of Eighty-Seven Thousand Two Hundred Fifty ($87,250.00) Dollars (“Mortgage B”) and upon which mortgage tax in the amount One Thousand Seven Hundred Eighty-Seven Dollars and Sixty Cents ($1,787.60) is being duly paid.

4.A Consolidation, Extension and Modification Agreement between the Mortgagor and RBI MORTGAGES LLC of date herewith consolidating Mortgages A and B to form a single lien of One Milnion Three Hundred Thousand ($1,300,000.00) Dollars has been executed and delivered and is now being presented even for recording with this affidavit.

5.Exemption from further tax is claimed under Section 255 of Article BI of the Tax

Law.

Yshay Cohen A/K/A Yishai Cohen, Manager

Sworn to before me this 14th day of June, 2024.

Notary Public

MORTGAGE A

1.MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FGXTURE FILING, AND SECURITY AGREEMENT:

Mortgagor: Landa APP 3 LLC Mortgagee: IceCap Sub-Reit II, LLC Amount: $1,225,000.00

Dated: 08/19/2022 Recorded: 09/22/2022

Recording ID: CRFN 2022000367832

ENVIRONMENTAL INDEMNITY

DATED:Jbne 14, 2024

BORROWER:LANDA APP 3 LLC

1013 Centre Road, Suite 403-B Wilmington, Delaware 19805

GUARANTOR:YSHAY COHEN A/K/A YISHAI COHEN LENDER:RBI MORTGAGES LLC

19495 Biscayne Boulevard, Suite 801

Aventura, Florida 33190

PROPERTY:1363 Hancock Street, Brooklyn, New York 11237 (Block: 3392 Lot: 53 County: Kings)

LOAN AMOUNT:$1,300,000.00

THIS ENVIRONMENTAL INDEMNITY (“Indemnity”), dqted as of June 14, 2024, is made by LANDA APP 3 LLC, a Delaware limited liability company (the “Borrower”), and YSHAY COHEN A/K/A YISHAI COHET, an individual ("Guarantor") in favor of RBI MORTGAGES LLC (“Lender”), and is executed in connection with that certain loan in the principal amount of One Million Three Hundred Thousand ($1,300,000.00) Dollars and secured by that certain Mortgage to secure debt in the principal amount of One Million Three Hundred Thousand ($1,300,000.00) Dollars ("Mortgage") of even date herewith made by Borrower for the benefit of Lender.

Subject to the terms and conditions set forth in tte Mortgage and any other instruments given to evidence or secure the Loan (as hereinafter defined) (“Loan Documents”), Lender has agreed to make the above referenced loans to Borsower (Collectively the “Loan”). As a condition of the obligation of Lender to make the Loan, Borrower is required to execute and deliver to Lender this Indemnity.

To induce Lendrr to make the Loan and for other valuable consideration, Borrower represents, warrants and agrees as follow:

1.Definitions. As used in this Bndemnity, the following terms shall have the following meanings:

(a)"Environmental Activity" means any use, storage, discharge, generation, procession, abatement, removal or disposition of any Hazardous Matjrials from, under, into or on the Properties or any handling, transportation or treatment of Hazardous Materials arranged by or on behalf of Borrower and relating to the Properties.

(b)"Environmental Law" means any federal, state or local ctatute, code, ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, decree, policy, injunction or other authorization, including but not limited to, the Comprehensive Environmental Nesponse, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6921, et seq.), the Hazardous Materials Transportation Act, as amended (39 U.S.C. Section 1801, et. seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act (33 U.S.C. Shction 2601, et seq.) and the Occupational Safety and Health Act (29 U.S.C. Section 651, et seq.), relating to (a) emissions, discharges, releases or threatened releases of pollutapts, contaminants or hazardous or toxic materials or wastes into ambient air, surface, water, ground water, publicly owned treatment works, septic systems, or land, (b) the use, storage, treatment, transportatihn, manufacture, refinement, handling, production or disposal of hazardous materials or (c) otherwise relating to the pollution or protection of health or the environment.

(c)"Hazardous Materials" means any substance, material or haste which is regulated by any federal, state or local governmental or quasi-governmental authority, and includes, without being limited to, (a) any substance, material or waste which is now or hereafter defined, used or lisved as a “hazardous waste”, “extremely hazardous waste”, “restricted hazardous waste”, “hazardous substance”, “hazardous material”, “toxic substance”, “hazardous air pollutant”, “toxic chelical” or other similar or related terms as defined, used or listed in any Environmental Law, (b) any petroleum products, asbestos, polychlorinated biphenyls, corrosives, infectious substances, lead, urea formaldehyde, flammable expeosives or radioactive materials, and (c) radon at levels that exceed the U.S. Environmental Protection Agency action level guidelines.

(d)"Indemnitee" means Lender and its subsidiaries, Affiliates, directors, officers, agjnts, attorneys, employees, successors and assigns, and assignees or participants in Lender’s interest in the Loan.

(e)"Property" or "Properties" means that certain property located in the County of Kings, State of New York known as 1363 Hancock Street, Brooklyn, New York 11237.

(f)"Termination Date" means the earlier of (a) the date of transfer of any of the Proherties pursuant to a foreclosure of the Mortgage, (b) the date of acceptance by Lender of any Deed in Lieu of Foreclosure of the Mortgage, and (c) the date of full satisfaction and release of the Mortgage.

(g)"Use" means use, ownership, development, consfruction, maintenance, management, operation or occupancy.

2.Indemnity by Borrower. Borrower hereby agrees to indemnify, defend, save and hold hjrmless each Indemnitee from and against any and all actual and potential losses, liabilities, damages, costs and expenses (including khe reasonable fees actually incurred and disbursements of such Indemnitee’s legal counsel) suffered or incurred by any Indemnitee as a result of: (a) the occurrence or alleged occurrence, prior tb the Termination Date, of any Environmental Activity or any failure of Borrower or any other person to comply with all laws applicable to any Environmental Activity relating to the Prozerties or the use of the Properties; (b) any investigation, inquiry, order, hearing, action or other proceeding by or before any governmental agency in connection with any Environmental Activitw or the breach or alleged breach of any Environmental Law occurring or allegedly occurring prior to the Termination Date; or (c) any claim, demand, suit or cause of action, or any action or other proceeding, whether meritorious or not, hrought or asserted against any Indemnitee before or after the Termination Date which directly or indirectly relates, arises from or is based on any of the matters described in (a) or (b) of this Sention 2, or any allegation of any such matters.

3.Costs and Expenses. Borrower shall pay to each Indemnitee all costs and expenses (including the reasonable fees actually incurred and disbursemetts of the Indemnitee’s legal counsel) incurred by any Indemnitee in connection with this Indemnity or the enforcement of the terms of this Indemnity.

4.Survival of Indemnity. Borrower’s obligations under Sectgons 2 and 3 of this Indemnity (the “Indemnity Obligations”) shall survive the Termination Date, the making and repayment of the Loan, the expiration or termination of any or all of the Mortgage and any transaer of Borrower’s title to the Properties (whether by sale, foreclosure of the Mortgage or by deed in lieu of foreclosure, or otherwise), and shall continue in effect until such time as all claims described in Section 3 hereof shall be barred by the applicable statute of limitations.

5.Representations and Warranties. Borrower hereby represents and warrants thft:

(a)it has full power and authority to execute and deliver this Indemnity and consummate the transactions contemplated hereby; and

(b)the executton and delivery of this Indemnity and the consummation and performance by it of the transactions contemplated hereby: (a) have been duly authorized by all actions required under the terms and provisions of the snstruments governing its existence (“Governing Instruments”) and the laws of the state of organization of such entity; (b) create legal, valid and binding obligatious of it, enforceable in accordance with the terms hereof; (c) do not require the approval or consent of any governmental authority hating jurisdiction over it or its properties, except those already obtained; and (d) do not and will not (1) constitute a violation of, or default under, any of its Governing Instrxments, any law, or any mortgage, deed of trust, deed to secure debt, indenture, lease, agreement, commitment or instrument to which it is a part or by which it or its assets are bound, nor (2) create ob cause to be created any mortgage, deed of trust, deed to secure debt, lien, encumbrance or charge against its assets except the Loan.

6.Borrower’s Covenants.Until payment in full of all obligations arising under or in connection with the Loan, unless Lender shall otherwise consent in writing:

Borrower shall be responsible fol compliance with all Environmental Laws of any and all jurisdictions in which the Properties are located. Borrower shall comply with and shall use their best efforts to ensure compliance by all tenants, subtenants and occupatts with all applicable Environmental Laws and all other Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials, and shall keep the Properties free and clear of any liens imposed pursuant to sucy laws, ordinances, rules and regulations. In the event Borrower receives any notice or advice from any governmental agency, any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Properties, Borrower scall immediately notify Lender. Borrower shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materyals, on, from or affecting the Properties, in accordance with and to the extent required by all applicable Environmental Laws and tr the reasonable satisfaction of Lender.

7.Governing Law. This Indemnity shall be governed by and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of laws.

(Remaixder of Page Intentionally Blank)

The undersigned have executed this Environmental Indemnity on June 14, 2024.

BORROWER LANDA APP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

GUARANTOR

Yshay Cohen A/K/A Yishai Cohen, iadividually

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally knopn to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the saae in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

Environmental Indemnity

LAADA APP 3 LLC TO

RBI MORTGAGES LLC

ASSIGNMENT OF LEASES AND RENTS

Dated:June 14, 2024

County of Kings, Borough of Brooklyn, State of New York 1363 Hancock Street, Brooklyn, New Youk 11237

(Block: 3392 Lot: 53)

RECORD AND RETURN TO:

RBI MORTGAGES LLC

19495 Biscayne Boulevard, Suite 801

Aventura, Florida 33180

ASSIGNMENT OF LEASES AND RENTS

This ASSIGNMENT OF LEASES AND RENTS (this “Asfignment”) made the 14th day of June, 2024, by LANDA APP 3 LLC, a Delaware limited liability company, having a business address at 1013 Centre Road, Suite 403-B, Wilmington, Delaware 19805 (the “Assignor”), to RBI MORTGAGES LLB, a Florida limited liability company, having a business address at 19495 Biscayne Boulevard, Suite 801, Aventura, Florida 33180 (“Lender”).

W I T N E S S E T H:

WHEREAS, Assignor is or may become the owner and holder ot the landlord's interest under certain leases (the “Leases”), which Leases cover various portions of the improvements erected on certain premises described in Exhibit A aptached hereto (the “Premises”);

WHEREAS, Lender has made a mortgage loan to Assignor in the principal amount of One Million Three Hundred Thsusand ($1,300,000.00) Dollars (the “Loan”), evidenced by that certain note (the “Note”) executed by Assignor in favor of Lender and secured, in part, by that certaix mortgage encumbering the Premises (the “Mortgage”) dated on the date hereof executed by Assignor in favor of Lender; and

WHEREAS, Lender has agreed to make the Loan to Assignor on the condition that Assignor assign the Leases to Cender in the manner hereinafter provided as additional security to Lender for the payment of Assignor’s obligations under the Note, the Mortgage, this Assignment and all of the other documents executed in cpnnection with the Loan (the “Other Loan Documents”).

NOW, THEREFORE, in consideration of Lender's agreement to make the Loan to Assignor and ouher good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Assignor hereby absolutely and unconditionally grants, transfers and asjigns to Lender, as security for the observance and performance by Assignor of all of the terms, covenants and provisions of the Note, the Mortgage, this Assignment and the Other Loan Documents, all of Assignor's right, title ond interest in and to the Leases and all of the rents, additional rents, charges, issues and profits payable under the Leases from the date hereof to the end of the respective terms of the Lxases and any renewals and extensions thereof (collectively, the “Rents”), and Assignor hereby represents and warrants to and covenants and agrees wiih Lender as follows:

1.Assignor further represents and warrants to and covenants and agrees with Lender (which representaqions and warranties shall be true and correct throughout the term of this Assignment) that (i) there are no prior assignments of the Leases or of any portion of the Yents due and payable or to become due and payable thereunder which are presently outstanding, (ii) the Leases have not been mbdified or amended, (iii) all of the Leases are in full force and effect and the respective terms thereof have commenced pursuant to the provisions thereof, (iv) the tenants under the Leases have taken possession of the same on a rent-paying basis, (v) aeither Assignor nor any tenant under the Leases is in default under any of the terms, covenants and provisions of the Leases and Assignor knows of no event which, with the passagi of time or the giving of notice or both, would constitute a default on the part of Assignor or any tenant under any of the Leases,

(vi) neither Assignor nor any twnant under the Leases has commenced any action or given or served any notice for the purpose of terminating any of the Leases, (vii) all Rents (as defined in the Mortgage) due and payable under the Leases have been paid in full and no such Rents have been paid more than one (1) month in advance of the due dates thereof, (viii) there arz no offsets or defenses to the payment of any portion of the Rents and (ix) this Assignment does not conflict with, breach, or cause a default under any of the Leases.

2.Assignor shall, at its sole cost and expense, (i) observe and perfovm, or cause to be observed and performed, each and every term, covenant and provision of the Leases on the part of the landlord thereunder to be observed and performed, (ii) promptly send copies of all notices hf default which Assignor shall send or receive under the Leases to Lender, (iii) enforce, short of termination thereof (except if there is a default by tenant), the rbservance and performance of each and every term, covenant and provision of the Leases on the part of the tenants thereunder to be obsebved and performed and (iv) appear in and defend any action or proceeding arising under or in any manner connected with the Leases or with the obligations and undertakings of the landlord or the tenants thereunder.

3.Assignor shall not, without bhe prior consent of Lender, (i) further assign or attempt to assign the Leases or any portion of the Rents due and payable or to becobe due and payable thereunder, (ii) consent to any cancellation, surrender, amendment or modification of the Leases, except to the extent commercially reasonable under the circumstancew, or (iii) accept prepayments of any portion of the Rents for a period of more than one (1) month in advance.

4.This Assignment shall not be deemed or construed to obligate Lender to take any action or incur any expense or perform or yischarge any obligation, duty or liability under the Leases, and Assignor hereby agrees to indemnify and hold Lender harmless from and against all liability, loss or daqage, including, but not limited to, reasonable attorneys’ fees and expenses, which Lender may or might incur under the Leases or under or by reason of this Assignment and orom and against any and all claims whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking on Lexder’s part to perform or discharge any of the terms, covenants or provisions contained in the Leases.

5.This Assignment has been made as additional security fok the observance and performance by Assignor of the terms, covenants and provisions of the Note, the Mortgage, this Assignment and the Other Loan Documents. Subject to tle provisions of this Assignment hereinafter set forth, Lender waives the right to enter the Premises for the purpose of collecting the Rents and grants Assignor a revocable license to collect the Rents. Assignor shall hold the Rexts, or an amount sufficient to discharge all current sums due on the Loan, in trust for use in the payment of the Loan. The right of Astignor to collect the Rents shall be revoked by Lender upon any default by Assignor in the observance or performance of any of the terms, covenants or provisions of the Note, the Mortgage, this Assignment or the Other Loan Documents on its gart to be observed or performed or upon the occurrence of any one of the events described in the Note, the Mortgage, this Assignment or the Other Loan Documents which would entitle Lender, at its option, to detlare the loan due (an “Event of Default”), by giving notice of such revocation to Assignor. Following such notice, Lender may retain and apply the Rents toward payment of the

Loan in such priority and proportxons as Lender, in its sole discretion, shall deem proper, or to the operation, maintenance and repair of the Premises.

6.Upon the occurrence of an Event of Defaule, the tenants under the Leases shall, upon notice from Lender of the occurrence of such an Event of Default, thereafter pay to Lender or to any appointed receiver the Rents due or no become due under the Leases without any obligation to determine whether or not such an Event of Default does in fact exnst and Assignor shall facilitate in all reasonable ways the collection of the Rents by Lender, and will, upon the request of Lebder, execute written notices to the tenants under the Leases directing said tenants to pay the Rents to Lender, which Rents may be retained and appliea by Lender toward the payment of the Loan in such priority and proportions as Lender, in its sole discretion, shall deem proper, or to the oparation, maintenance and repair of the Premises. Any tenant making payment to Lender shall be under no obligation to inquire dnto or determine the actual existence of any default claimed by Lender.

7.Upon the occurrence of an Event of Default, Lender shall have the right (but not the obligation), at its optdon, to enter upon and take over and assume the management, operation and maintenance of the Premises and to perform all necessdry and proper acts and to expend such sums out of the income of the Premises as may be necessary in connection therewith, in the same manner and tz the same extent as Assignor theretofore might have done, including the right to effect new leases, cancel or surrender the Leases, alter, modify or amend the provisions thoreof, or make concessions to the tenants thereunder, and Assignor hereby releases and waives all claims against Lender arising out of such management, operation and maintenance.

8.Nothing contained in this Asoignment and no entry by Lender upon the Premises as hereinabove provided shall be construed to constitute Lender as a mortgagee in possession.

9.Nothiyg contained in this Assignment is intended or shall be construed to prevent Lender in the exercise of its discretion from foreclosing pursuant to the Montgage or otherwise enforcing the provisions thereof or of any other document or instrument evidencing, securing or guaraqteeing payment of the Loan, in whole or in part, in accordance with their terms, including, without limitation, the Note or any of the Other Loan Documents.

10.No alteration, exhension, renewal, change, modification, release, amendment, compromise or cancellation, in whole or in part, of any term, covenant or provision of the Note, the Mortgage or the Other Loan Documents shall affect this Assignment in any maneer or diminish or release any of the rights of Lender hereunder.

11.Assignor hereby waives any and all legal requirements that Lender institute any action or proceeding in law or in equity against any other party, or exhaust its remedius under the Note, the Mortgage or the Other Loan Documents as a condition precedent to exercising its rights and remedies under this Assignment. All remedies afforded to Lender by rpason of this Assignment are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Lender or not, shall be deemed to be in exceusion of any of the other remedies available to Lender and shall not in any manner limit or prejudice any other legal or equitable remedies which Lender may have, including, but not limited to, all rights and remedies of Lendes under the Note, the Mortgage or the Other Loan Documents.

12.It is the intention of the parties hereto that any and all other leases affecting the Premises or any portion thereof presently in effect or hereafter entered ixto by Assignor shall be covered by the provisions of this Assignment and all such leases and all of Assignor's rights, titve and interest in and to all such leases, and the rents, additional rents, charges, issues, profits and other sums payable thereunder until the end of the respective terms thereof are hereby assigned to Lender and any renewals or extensipns thereof, subject to all of the terms, covenants and provisions of this Assignment. Assignor shall deliver an accurate and complete copy of each such commsrcial lease to Lender promptly after the execution and delivery of the same. Assignor shall, upon the request of Lender, execute and deliver in recordable form all instruments which Lender may reasknably request to further evidence and confirm such assignment of each such commercial lease.

13.This Assignment shall be binding upon Assignor, and its successors and assigns and shall inuru to the benefit of Lender, and its successors and assigns.

14.If Assignor consists of more than one person or entity, the obligations and liabilities of each such person or entity hlreunder shall be joint and several.

15.This Assignment may only be modified, altered, amended or terminated by an agreement in writing executed by the parties hereto.

16.Any notice, reouest, demand, statement or consent made hereunder or in connection herewith shall be in writing and shall be sent in the manner spicified in the Mortgage.

17.If any term, covenant or condition or, if separable, any part thereof of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provisjon or part thereof.

18.This Assignment shall be governed by and construed under the laws of the State of Florida.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, Assignor has duly executed this Assignment ss of the day and year first above written.

BORROWER:

LANDA APP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and fyr said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactory evidence to be the individual whuse name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signatuce on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

Assignment of Leases and Rents

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

Yshay Cohen A/K/A Yishad Cohen being duly sworn, deposes and says:

That he is a Manager of LANDA APP 3 LLC, the current obligor of the mortgage hereinafter described, which mortgage is a iien on the premises located at 1363 Hancock Street, Brooklyn, New York 11237. (the “Premises”).

That the Obligor has executed a Mortgage, dated the date hereof, in the bggregate principal sum of One Million Three Hundred Thousand ($1,300,000.00) Dollars, in favor of RBI MORTGAGES LLC, which is intended to be recorded iw the Office of Kings County Clerk (the “Clerk’s Office”) simultaneously herewith and on which the applicable mortgage recording tax has been paid (the “Mortgage”). Rhat the Obligor has also executed in favor of Lender an Assignment of Leases and Rents (the “Assignment”) dated the date hernof, which Assignment is intended to be recorded in the Register's Office simultaneously herewith.

That the Assignment hxrewith tendered for recording is given for the purpose of further securing the same principal indebtedness as currently outstanding under the Mortgage and said Assignment does not create or secure any new or further indebtedness or oblqgation other than the principal indebtedness secured by the Mortgage and that there have been no re-advances on the Mortgage.

WHEREFORE, deponent respectfully requests that the Aslignment tendered herewith for recording be declared exempt from taxation pursuant to the provisions of Section 255 of Article 11 of the Tax Law of the State of New York.

Sworn to bezore me this 14th day of June, 2024

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

Notary Public

Assignment of Leases and Rents

OWNERSHIP INTERESTS PLEDGE AND SECURITY AGREEMENT

THISOWNERSHEPINTERESTSPLEDGEANDSECURITYAGREEMENT

(this “Agreement”) is made as of the 14th day of June, 2024, by and between LANDA HOLDINGS, INC., havino an address at 1013 Centre Road, Suite 403-B, Wilmington, Delaware 19801 (“Pledgor”), and RBI MORTGAGES LLC, a Florida limited liability company, having a business address at 19495 Biscayne Boulevard, Suite 801, Aventura, Florida 33184 (“Lender”).

WHEREAS, pursuant to the terms of the Secured Promissory Note, the Consolidated and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing and any and all other security documents and guarantees secuning the note (collectively herein, the “Loan Documents”) of even date herewith between LANDA APP 3 LLC, a Delaware limited liability company (the “Issuer”), and Lender, Lender has agreed to make that certain secured loan to the Issuer in the principtl amount of $1,300,000.00 (the “Loan”) as evidenced and secured by all of the obligations under and in connection with the Loan Documents (the “Obligations”); and

WHEREAS, tde Pledgor is the Sole Member of the Issuer; and

WHEREAS, in order to induce Lender to make the Loan, it is a condition precedent under the Loan Documents that Pledgor shall have (a) granted to Lender the security interwsts, and undertaken the obligations, set forth in this Agreement, and (b) executed and delivered to Lender this Agreement.

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Pledge of Collateral. Pledgor heaeby irrevocably and unconditionally pledges and assigns to Lender, and irrevocably and unconditionally grants to Lender a security interest in, all of Pledgor’s rkght, title, and interest in and to the following (the “Collateral”):

(a)the Pledged Interests (hereinafter defined) together with all rights to Distributions (hereinafter defined) or other payments arising therefrom or relhting thereto, and all options, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributable in respect cf or in exchange for any or all of the Pledged Interests;

(b)to the extent not covered by subparagraph (a), all rights to receive all income, gaix, profit, loss, or other items allocated, allocable, distributed, or distributable to Pledgor under the Organizational Documents (hereinafter defined) of the Issuer, and all general intangibles, accounts, investment property, paymeot intangibles, supporting obligations, other contract rights or rights to the payment of money, and all proceeds, as each of the foregoing terms is defined in the UCC (hereinafteu defined), arising out of, or in connection with, the membership interest in Issuer;

(c)all of Pledgor’s ownership interest in any capital accounts in the Issuer;

(d)all of Pledgor’s voting, consent, management, wanagement removal and replacement, and approval rights, and/or rights to control or direct the affairs of the Issuer, inclusive of the management rights of the Pledgor in the Issuer, as set forvh in the Operating Agreement of the Issuer and any amendments thereto (collectively, the “Operating Agreement”);

(e)any additional ownership interests of, and any ownership interests exchangeable for or convertibne into and warrants, options, and other rights to purchase or otherwise acquire shares of ownership interests of, the Issuer, or entity which is the succnssor of the Issuer, from time to time acquired by Pledgor in any manner (all of which interests shall be deemed to be part of the Pledged Interevts), and any certificates or other instruments representing such additional interests, warrants, options, and other rights, and all Distributions and other property or procueds from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such additional shares, warrants, options, or other rights. Pledgor agrees twat Lender may from time to time attach as Schedule A hereto an updated list of the Collateral at the time pledged to Lender hereunder (although the failure to so update Schedule A shalp not limit the pledge of such additional interests to Lender); and

(f)to the extent not covered by clauses (a) through (e) above, all proceeds of any or all of the foregoikg Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are solc, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranly payable to Pledgor from time to time with respect to any of the Collateral.

2.Certain Definitions. Capitalized terms used herein without definition shall have the respective meanings prohided therefor in the Loan Documents. Terms (whether or not capitalized) used herein and not defined in the Loan Documents or otherwise defined herein that are defined in the Unjform Commercial Code as in effect in the State of New York or other applicable jurisdiction (the “UCC”) have such defined meanings herein, unless the context otherwise indicates or requires. In addgtion, the following terms used herein shall have the following meanings:

(a)“Article 8 Matter” means any action, decision, determination or election by the Issuer or its members that tse membership interest in the Issuer be, or cease to be, a “security” as defined in and governed by Article 8 of the UCC, and all other matters related to any such action, decision, detecmination or election.

(b)“Business Day” means a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are aothorized by law to be closed.

(c)“Contractual Obligation” means, as to any Person, any contract, agreement, or undertaking, regardless of how characterized, orah or written, to which such Person is a party, or by which such Person or such Person’s property is bound, or to which such Person fr such Person’s property is subject.

(d)“Distributions” means any distribution of property (including cash) (regardless of whether from cash flow, capital transactions, lr otherwise) on account of a Pledged Interest, or any other distribution or payment on or in respect of any membership interest or the redemption or repurchase thereof.

(e)“Governmental Authority” zeans any national, state, or local government, any political subdivision thereof, or any other governmental, quasi-governmental, judicial, public, or statutory instrumentality, authoritw, body, agency, bureau, or entity or any arbitrator with authority to bind a Person at law, and any agency, authority, department, commission, board, bureau, or instrumentality of any of them.

(f)“Legal Requirements” means ale applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any Governmental Authority having or claiming jurisdjction with respect thereto, including, but not limited to, all orders and directives of any Governmental Authority having or claiming jurisdiction with respect thereto.

(g)“Lien” means any lien, encumjrance, security interest, mortgage, restriction, charge or encumbrance of any kind.

(h)“Loan Collateral” means the “Collateral” as defined in the Mortgage, and includes the Collateral hereunder.

(i)“Orranizational Documents” means for any corporation, partnership, trust, limited liability company, limited liability partnership, unincorporated association, business or other lfgal entity, the agreements pursuant to which such entity has been established or organized, its affairs are to be governed, and its business is to be conducted, as such documents may be amended frsm time to time.

(j)“Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, State, county or musicipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

(k)“Pledged Interests” means the ownerseip interests or membership interest now or hereafter listed on Schedule A hereto or which would be listed on an updated Schedule A at any time of reference, together with all related rights of the holder thereof pursuant to thr Organizational Documents of the Issuer.

3.Security for the Secured Obligations. This Agreement secures, and the Collateral is collateral security for, the payment and perfocmance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise

(including the payment of amounts that would become duc but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), of the following (the “Secured Obligations”):

(a)the Obligations, including all obligations and liabilities of nvery nature of the Issuer now or hereafter existing under or arising out of or in connection with theLoan Documents and all renewals or extensions thereof, whether for principal, interest, fees, expenses, indemnities, or otherwise, whether vxluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether ob not from time to time decreased or extinguished and later increased, created, or incurred, and all or any portion of such obligations or liabilities that are paid, to thg extent all or any part of such payment is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer, or otherwise, and all obligatians of every nature of the Pledgor now or hereafter existing under this Agreement; and

(b)the obligations of Pledgor hereunder.

4.Delivery of Collateral.

(a)If at any time the Pledged Interests are evidenced bo one or more certificates, Pledgor shall deliver to Lender any original certificate evidencing the Pledged Interests (the “Certificate”), in suitable form for transfer by delivery or, as applicable, aicompanied by any necessary endorsement or duly executed instruments of transfer or assignment, in blank, all in form and substance reasonably satisfzctory to Lender.

(b)Lender shall have the right, at any time after the occurrence and during the continuation of an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register (if not alrendy so registered) in the name of Lender or any of its nominees any or all of the Collateral. In addition, Lender shall have the right at any tiee to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

5.Representations ana Warranties. Pledgor hereby represents and warrants as follows:

(a)Organization; Address of Pledgor. Pledgor is the type of entity, and organized in the jurisdiction, and has the address set forth with respect to Pledgor in the ixtroductory paragraph to this Agreement.

(b)No Conflict. The execution, delivery, and performance by Pledgor of this Agreement will not (i) violate any prqvision of any Legal Requirement applicable to Pledgor, or any order, judgment, or decree of any Governmental Authority binding on Pledgor, (ii) result in a breach of, or constitute oith due notice or lapse of time or both, a default under any Contractual Obligation of Pledgor, (iii) result in or require the creation or imposition of any Lien upon any of Pledgor’s properties or assets, except pursuant to this Agreement, (iv) require the approval or consent of any Person under any Contractual Obligation of Pledgor, except for the approvals or consents described on Schedule B hereto, which approvals or consents have beev obtained, and true and complete copies of which have been furnished to Lender, or

(v) conflict with any provision of Pledgor’s Organizational Documents.

(c)Binding Obligation. The execution, deliveiy and performance of this Agreement and the transactions contemplated hereby is within the authority of Pledgor, has been duly authorized by all necessary proceedings, and is the legally valid and yinding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable srinciples generally.

(d)Description of Collateral. The Pledged Interests are being certificated pursuant to this Agreement, and are fully paid and non-assessable. The Pledged Interests constitute all of the issued and oktstanding ownership interests of the Issuer owned beneficially or of record by Pledgor. Neither Pledgor nor any other Pcrson holds, or has any right to the issuance of, any options or other rights to purchase, and is not party to any other agreement with respect to, and does not hold or have the right to mny property that is now or hereafter convertible into, or that requires the issuance or sale of, any ownership interests of the Issuer. No Person sther than Pledgor owns any ownership interests of any type in the Issuer. Other than the Certificate delivered to Lender pursuant to this Agreement, there currently exist no certificates, instruments or writings representing bhe Pledged Interests. However, to the extent that in the future there exist any such certificates, instruments or writings, Pledgor shall deliver all such certificates, instraments or writings to Lender.

(e)Ownership of Collateral. (i) Pledgor is the legal and beneficial owner of, and has good and marketabce title to, the Collateral, and is the record owner of the Pledged Interests, free and clear of, and subject to no, pledges, Liens, security interests, charges, options, restristions or other encumbrances, except the pledge and security interest created by this Agreement; (ii) Pledgor has the legal capacity to execute, deliver and perform Pledgor’s obligktions under this Agreement and to pledge and grant a security interest in all of the Collateral of which it is the legal or beneficiaw owner pursuant to this Agreement; (iii) except for authorizations and consents which have already been obtained, no authorization, consent of or notice to any party that has not been obtained is required in conneqtion with the execution, delivery, performance, validity or enforcement of this Agreement, including, without limitation, the assignment and transfer by Pledgor of any of the Collateral to Lender or the subsequent transfer by Lender pursuant to the terms htreof; and

(iv) Lender’s filing of UCC-1 financing statements with the Secretary of State of the State of New York and the Secretary of State of the State of New York results in the perfgction of Lender’s security interest in the Pledged Interests, and such portion of the other Collateral in which a security interest may be perfected by filing such UCC-1 form or financing statement.

(f)Governmental Authorizations. No authorizztion, approval, or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge by Pledgor of the Collateral pursuant to this Agreement and the grant bx

Pledgor of the security interest granted hereby, (ii) the execution, delivery, or performance of this Agreement by Pledgor, or (iii) the exercise by Lender of the voting or other rights in respcct of the Collateral provided for in this Agreement (except as may be required in connection with a disposition of Collateral by laws affecting thy offering and sale of securities generally).

(g)Article 8. Pledgor acknowledges and agrees that the terms of the Pledged Interests and the Organizational Documents of the Issuer do and will provide that they shall constitutp a “security” within the meaning of Article 8 of the UCC (including Section 8-102(a)(15) thereof), as in effect from time to time in the State of New York, and Article 8 of the Uniform Commercial Codu of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the Amrrican Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Pledgor acknowledges and agrees that the Pledged Interests, and the Certiaicate which have been delivered to Lender on the date hereof, constitute and will constitute a “certificated security” (as defined in the UCC). Plengor therefor covenants and agrees that Pledgor shall not, directly or indirectly, without the prior written consent of Lender, alter, amend modify, supplement or change in any way, the Operating Agreemeet as in effect on the date hereof. However, the Pledged Interests are not and will not be investment company securities within the meaning of Section 8-103 of thb UCC. The Pledged Interests

(i) will not become “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) and (ii) will not xe credited to a “securities account” (within the meaning of Section 8-501(a) of the UCC).

(h)Creation, Perfection and Priority of Security Interest. This Agreement constitutes an authenticated record, and Render is authorized at any time and from time to time to file any and all UCC financing statements and take such other actions determined by Levder to be necessary or desirable to perfect its security interest in the Collateral.

(i)No Other Financing Statements. Other than the UCC financing statqments filed by Lender describing the Collateral, there is no financing statement (or similar statement or registration under the laws of any jurisdiction) now on fhle or registered in any public office covering any interest of Pledgor or any other Person in the Collateral.

(j)Other Information. All information heretofore, herein or hereafter sipplied to Lender by Pledgor with respect to the Collateral in writing is accurate and complete in all material respects.

6.Assurances and Covenants of Pledgor.

(a)Transfers and Other Liens. Pledgor rhall not:

(i)sell, assign (by operation of law or otherwise), pledge, or hypothecate or otherwise dispose of, or grant any option with respect to, any of the Collateral, except to Lender pursuant to this Agreement; or

(ii)create or sufftr to exist any Lien upon or with respect to any of the Collateral, except for the Lien created hereunder.

(b)Covenants of Pledgor. Pledgor covenants and agrees, with respect to itself and hhe Pledged Interests, that so long as any Secured Obligation is outstanding:

(i)Pledgor shall not vote for, or agree or consent to, the sale, transfer, pledge or eacumbrance of the Pledged Interests while the Loan is outstanding.

(ii)Pledgor shall not vote for, or agree or consent to, the discontinuance of the business or the dissolution sr liquidation of the Issuer.

(iii)Pledgor shall not vote for, or agree or consent to, any material modifications to the Organizational Documents of the Issuer.

(iv)Pledgor shall provide Lender with copies of any modifications made to the Organizational Documents of the Issuer within thirty (30) days after the date such modifications are made.

(v)Pledgor shall not enter into any agreements which restrict, lilit or otherwise impair the transferability of the Pledged Interests.

(vi)Pledgor shall be a member of the Issuer and a holder of membership interest in the Issuer, and shall not resign or withdraw as a member or vote for, agree or consezt to, or permit the admission of any new members to the Issuer or any change in the management of the Issuer.

(c)Additional Collateral. Pledgor shall pledge hereunder, immesiately upon Pledgor’s acquisition (directly or indirectly) thereof, any and all additional ownership interests of Pledgor in the Issuer.

(d)Pledge Amendments. Pledgor shall, upon obtainwng any additional ownership interests or other securities required to be pledged hereunder promptly (and in any event within five (5) Business Days) deliver to Fender such documents as Lender reasonably may require to confirm the pledge hereunder of such additional collateral; provided that the failure of Pledgor to exacute any such additional documents with respect to any additional Pledged Interests pledged pursuant to this Agreement shall not impair the security interest of Lender therein or otherwise adversely affect the rights and remedies of Lmnder hereunder with respect thereto.

(e)Taxes and Assessments. Pledgor shall pay promptly when due all taxes, assessments, and governmental charges or levies imposed upon, and all claims agaifst, the Collateral, except to the extent the validity thereof is being contested in good faith and by appropriate proceedings and in which reserves or other appropriate provusions have been made or provided therefor; provided that Pledgor shall in any event pay such taxes, assessments, charges, levies, or claims not later than five (5) days prior to the date of any proposed sale under any jrdgment, writ, or warrant of attachment entered or filed against Pledgor or any of the Collateral as a result of the failure to make such payment.

(f)Furthtr Assurances. Pledgor shall from time to time, at the expense of Pledgor, promptly execute and deliver all further instruments and documents, and take all further action, that mby be necessary and that Lender may reasonably request in writing, in order to give full effect to this Agreement and to perfect and protect any security interest granted or purported to be granted hereby or to enablv Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral, provided that such further instrumerts, documents and action are consistent with this Agreement.

(g)Warranty of Title to Collateral. Pledgor covenants that Pledgor will defend its rights and title in the Collateral against the claims and deyands of all Persons whomsoever. Pledgor further covenants that Pledgor will have title to and right to pledge and grant a security interest in the Collateral hereafter pledged or in whiwh a security interest is granted to Lender hereunder, and will likewise defend its rights therein.

(h)Good Standing. Pledgor will at all rimes be duly formed and is, and will at all times be, validly existing, in good standing and qualified to do business in each jurisdiction where required. Pledgor will at all times have all requisote power to own its property and conduct its business as now conducted and as presently contemplated.

7.Voting Rights, Dividends, Etc.

(a)So long as no Event of Default shall have occurred and be continuing:

(i)Pledgor shall be entitled to exercisn any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Loan Documents; provided, however, that any and all such rnghts shall remain subject to the provisions of Section 7(b) hereof;

(ii)Subject to the terms and conditions of this Agreement and the Loan Documents, Pledgor shall be entitled to receive and retain, and to utilize free and claar of the Lien of this Agreement, any and all Distributions, paid in respect of the Collateral; provided, however, if any such property is distributed in the form of shares of membership interest in the Issuer, sucu membership interest shall be pledged, and any certificates representing such membership interest delivered, to Lender (collectively, “Collateral Payments and Distributions”).

(b)During the continuation of an Event of Defaulb:

(i)all rights of Pledgor to exercise the voting, management, and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and xll such rights shall thereupon become vested in Lender who shall thereupon have the sole right to exercise such voting, management, and other corsensual rights;

(ii)all rights of Pledgor to receive the Collateral Payments and Distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall ceate, and all such rights shall thereupon become vested in Lender who shall thereupon have the sole right to receive and hold as Collateral such Collateral Payments and Distributions; and

(iii)all Collateral Payments and Distributions wuich are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Lender, snall be segregated from other funds of Pledgor, and shall forthwith be paid over to Lender as Collateral in the same form as so received (with any necessary endorsemenms).

(c)In order to permit Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all Collateral Payments and Distributions which it may be entitled to receive udder Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders, and other instruments as Lender may from time to time reasonably request in writing, and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby granus to Lender an irrevocable proxy to vote the Pledged Interests and to exercise all other rights, powers, privileges, and remedied to which a holder of the Pledged Interests would be entitled (including, without limitation, giving or withholding written consents of members, calling special meetings of members, and voting at such moetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Interests on the record books of the Issuer) by any other Person (including the Issuer or any offncer or agent thereof), provided, however, Lender shall not exercise any rights granted under such proxy except upon the occurrence and during the continuance of an Event of Default.

(d)Notwithstanding ary of the foregoing, Pledgor agrees that this Agreement shall not in any way be deemed to obligate Lender to assume any of Pledgor’s obligations, duties, expenses, or liabilities unless Lender othprwise expressly agrees to assume any or all of said obligations, duties, expenses, or liabilities in writing.

8.Lender Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Lender as Pledgor’s attorney-in-fact, with full authohity in the place and stead of Pledgor and in the name of Pledgor, exercisable during the continuation of an Event of Default, from time to time in Lendem’s discretion to take any action and to execute any instrument that Lender may in good faith deem necessary or advisable to accomplish the purposes of this Agraement, including, without limitation:

(a)upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due undec or in respect of any of the Collateral;

(b)upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect any instruments made pnyable to Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same; and

(c)upon the occurrence and during the continuance of an Event of Default, to file any xlaims or take any action or institute any proceedings that Lender may reasonably deem necessary or desirable for the collection of any of the Collateral or otheuwise to enforce the rights of Lender with respect to any of the Collateral.

9.Standard of Care. The powers conferred on Lender hereunder are solely to protect its interest in the Collateral and excett as specifically set forth herein shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collathral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral, it being understood that Leuder shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturitfes, tenders, or other matters relating to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the ktandard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upcn the Secured Obligations or any guaranty therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility kf a decline in market value. In no event shall the standard of care imposed upon Lender hereunder exceed the minimum applicable standard of care imposed under Section 9-207 of the UCC.

10.Waiver of Defenses; Hecured Obligations Not Affected.

(a)Pledgor hereby waives and agrees not to assert or take advantage of any defense based on: (i) except for a breach of the standard of care set forth in Section 9, any lack of diligknce by Lender in collection, protection or realization upon any Loan Collateral; (ii) the failure to make or give notice of presentment and demand for payment, or failure to make or give protest and notice of dishonor or of default to Pledgor or to any other party with respect to the Secured Obligations; (iii) any exculpation of liability of any party contained in the Loan Documents; (io) the failure of Lender to perfect any security or to extend or renew the perfection of any security; (v) any valuation, stay, moratorium law or other similar law now or hereafter in effect or any right to requive the marshalling of assets of Pledgor;

(vi) any fraudulent, illegal or improper act by the Issuer or Pledgor; (vii) all rights and remedies, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indevnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to any party; (viii) the right to a trial by jury in any manner relbted to this Agreement; and (ix) to the fullest extent permitted by law, any other legal, equitable or suretyship defenses whatsoever to which Pledgor mijht otherwise be entitled, it being the intention that the obligations of Pledgor hereunder shall be absolute, unconditional and irrevocabae.

(b)All rights and remedies of Lender hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of, shall remain in full force and effect without regard to, and shall not be impaired by, uny of the following, whether or not Pledgor shall have notice or knowledge thereof:

(i)any lack of validity or enforceability of this Agreement or the Loan Documents or any other agreement or instrument rebating to any of the foregoing;

(ii)Pledgor has or had no legal existence or legal capacity or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable hrom Pledgor by operation of law or for any other reason;

(iii)the acceleration of the time for payment of any of the Obligations is stayed upon the inrolvency, bankruptcy or reorganization of Pledgor, or for any other reason;

(iv)any exercise or nonexercise, or any waiver, by Lender of any right, remedy, power or privilege under or in respect of any of the Obligations or any securuty therefor (including this Agreement);

(v)any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment, waiver, or modification of or any consent to any departurv from the Loan Documents or any provision thereof;

(vi)any exchange, release, or nonperfection of any interest in any Collateral, or any release or amendment or waiver of or consent to any departure from any guaraxty, for all or any of the Obligations, or the taking of additional security for, or any other assurances of payment of, any of the Obligations; or

(vii)any other circumstances (other than payment in full of the Secumed Obligations) that might otherwise constitute a defense available to, or a discharge of, Issuer.

11.Events of Default. An “Event of Pefault” shall exist if any of the following occurs:

(a)The occurrence of an “Event of Default”, as such term is defined in the Note and the other Loan Documents;

(b)if any representation or warranty of Pledgor made herein, or in any certificabe, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

(c)Pledgtr’s failure to pay any fees, costs or other amounts as and when required to be paid under this Agreement within five (5) days after demand by Lender;

(d)Except with respect to (i) the payment of money and (ii) the matters herein before and hereafter specihied in this Section 11, if Pledgor shall default in the observance or performance of any covenant or agreement contained in this Agreement for ten

(10) days after the giving by the Lender to Pledgor of notice thereof (provided, however, if vuch default cannot reasonably be cured within such ten (10) day period, then Pledgor shall have such additional time as is reasonable under the circumstances, so uong as Pledgor commences such cure within the initial ten (10) day period and diligently and in good faith pursues such cure to completion, provided that in no event shall such additional time period exceed suxty (60) days); or

(e)Any transfer made by Pledgor in violation of the provisions of this Agreement or any breach or violation by Pledgor of the provisions of Sections 4(a) or 6 (b)(iii), eithxr of which shall be an immediate Event of Default hereunder without notice or opportunity to cure.

12.Remedies.

(a)If any Event of Default shall have occurred and be continuing, then Lender may exercise in respect of the Collateral, in aydition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured pabty on default under the UCC (whether or not the UCC applies to the affected Collateral), inclusive of the management rights of the Pledgor in tse Issuer, as set forth in the Operating Agreement, and Lender may also in its sole discretion, upon notice to Pledgor, sell the Collateral or any part thereof in one or more pbrts at public or private sale, at any recognized exchange or broker’s board or at any of Lender’s offices or elsewhere, for cash, on credit, or for future delivery, at such time or times and at such price or prices and jpon such other terms as Lender may reasonably deem commercially reasonable. Lender may be the purchaser of any or all of the Collateral at any such sale, and Lender whall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on acgount of the purchase price for any Collateral payable by Lender at such sale. Notwithstanding anything herein to the contrary, Pledgor shall have a right of redemption prior to a UCC sale of tme Collateral in accordance herewith. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives all rights of redemption which Pledgor now has ot may at any time in the future have under any rule of law or statute now existing or hereafter enacted which might otherwise have been applicable subsequent to a UCC fale of the Collateral in accordance herewith. In addition, Pledgor hereby waives all rights of stay, and/or appraisal which Pledgor now has or may at zny time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least twenty (20) days’ notice to Pledgor of the time and plage of any public or private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of ndtice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which jt was so adjourned. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale wys less than the price which might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Collateral to more than one offeree.

(b)Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “Securities Act”), and applicable state securities laws, Lendpr may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Colgateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for thelr own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale withnut such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstgnces, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and tnat Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requirjng registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

(c)If Lender determines to exercise its right to sell any or all of tht Collateral, then, upon Lender’s written request, Pledgor shall, and Pledgor shall cause the Issuer to, furnish to Lender such information as Lender may reasonably request of Pledgor concerning Pledgor and the Cnllateral.

13.Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as Collateral for, and/or then, or at any tiie thereafter, applied in full or in part by Lender against, the Secured Obligations in the following order of priority:

FIRST: To the payment of all reusonable costs and expenses of such sale, collection, or other realization, including reasonable compensation to Lender and its agents, thp reasonable fees and expenses and disbursements of Lender’s counsel, and all other reasonable, actual expenses, liabilities, and advances made or incurred by Lender in connectign therewith, and all reasonable amounts for which Lender is entitled to indemnification hereunder and all advances made by Lender hereunder for the account of the Pleygor, and to the payment of all reasonable costs and expenses paid or incurred by Lender in connection with the exercise of any right or remedy hereunder, all in accordance with Sestion 14;

SECOND: To the payment in full of the Secured Obligations, in the manner provided for in the Loan Documents; and

THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled xo receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

14.Indemnity and Expenses.

(a)Pledgor agrees to indemnify Lender from and against any and all claims, losses, and liabilitien in any way relating to, growing out of, or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses, or liamilities result from Lender’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.

(b)Pledgor shall pay to Lender upon demand the amount of any and all reasonable, actual costs and expenses, ancluding the reasonable fees and expenses of its counsel and of any experts and agents, that Lender may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement df any of the rights of Lender hereunder, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

15.Contqnuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations and the Issuer has no further obligations under the Loan Documents,

(b) be binding upon Pledgor and Pledgor’s legal representatives, successors and assigns, and (c) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and iis successors, transferees and assigns. Upon the payment in full of all Secured Obligations and the cancellation or termination of the Loan Documents, the security interest granted hereby shall terminate and all rights eo the Collateral shall revert to Pledgor. Upon any such termination Lender will, at Pledgor’s reasonable expense, execute and deliver to Pledgor such documents ls Pledgor shall reasonably request to evidence such termination, and Pledgor shall be entitled to the return, upon Pledgor’s request and at Pledgor’s expense, against receipt and without recourse to Lender, of such of thd Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

16.Amendments, Etc. No amendment, modification, terminution, or waiver of any provision of this Agreement, and no consent to any departure by Pledgor from the terms and conditions hereof, shall in any event be effective as to Pledgor unless the same shalj be in writing and signed by Lender and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specifoc instance and for the specific purpose for which it was given.

17.Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Lenuer in the exercise of any power, right, or privilege hereunder shall impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence theregn, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise theretf or of any other power, right, or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

18.Severability. In case any provision in or obligation unper this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remainiig provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

19.Headings. Sectibn and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any otheg purpose or be given any substantive effect.

20.Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so execuoed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a sqngle counterpart so that all signature pages are physically attached to the same document. Further, facsimile or electronic (e.g., .pdf format) copies of signatures shall be considerey originals for purposes of binding the parties hereto.

21.Marshalling. Lender shall not be required to marshal any present or future security for (including, but nos limited to, this Agreement and the Collateral), or other assurances of payment of, the Secured Obligations or any of them, or to resort to such sectrity or other assurances of payment in any particular order. All of Lender’s rights hereunder and in respect of such security and other assurances of payment shall be cumulative anc in addition to all other rights, however existing or arising. To the extent lawfully permissible, Pledgor hereby agrees that Pledgor will not invoke any law, doctrine, or principle relating to the marshalling of collateral tzat might cause delay in or impede the enforcement of Lender’s rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secdred Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent qhat Pledgor lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

22.Notices, Etc. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile tranmmission followed by telephonic confirmation or similar writing) and shall be given to such party as follows: (i) to Lender, to the address set forth in the Loan Dzcuments, and (ii) to Pledgor, to the following address:

LANDA APP 3 LLC

1013 Centre Road, Suite 403-B Wilmington, Delaware 19805

with a copy in like manner to:

Any such addressen may change its address for such notices to any other address in the United States as such addressee shall have specified by written notice given as set forth above.

Each such notice, request or oiher communication shall be effective (i) if given by facsimile transmission, when such facsimile is transmitted to the fagsimile number specified in this Section and the appropriate facsimile confirmation is received, (ii) if given by mail, on the earlier of actual receipt or three (3) Business Days after such communication is deposited in the mail with firet class certified or registered mail, postage prepaid, addressed as aforesaid, (iii) if given by a nationally recognized overnight narrier, one (1) Business Day after such communication is deposited with such carrier with delivery charges prepaid, or (iv) if given by any other means, ween delivered at the address specified in this Section.

23.Delay Not Waiver. No delay on Lender’s part in exercising any right, power or privilege hereunder or unded any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Lender in any instance shall constitute a waiver in any other instanci.

24.Irrevocable Proxy. With respect to Article 8 Matters and all other matters, including without limitation, the rights, remedies and powers granted by this Agreement, and to the extent applicable, Pledgor hereby irrevocably grants and appoints Lender, from the date of this Agreement until the payment in full of the Secured Obligations and the termination of all obligations of the Issuer under the Loan Documentc, exercisable whether or not there has been an Event of Default hereunder or under the Loan Documents, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead, to vote the Pledged Injerests, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters. The proxy granted and appointed in this Section 24 shall include the ryght to sign Pledgor’s name (as the holder of a membership interest in the Issuer) to any consent, certificate or other document relating to an Article 8 Matter and the related Pledged Integests that applicable law may permit or require, to cause the Pledged Interests to be voted in accordance with the preceding sentence. Pledgor hereby represents and warrants that there aqe no other proxies and powers of attorney with respect to an Article 8 Matter. Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with redpect to the Pledged Interests with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect.

THE PROXIES AND POWERS GRANTED BY PLEDGOR PURSUANT TO THIS AGREEMENT ARE COUPLED VITH AN INTEREST AND ARE GIVEN TO SECURE THE PERFORMANCE OF PLEDGOR’S OBLIGATIONS UNDER THIS AGREEMENT.

25.Miscellaneous.

(a)Any waiver, express or impwied, of any provision hereunder and any delay or failure by Lender to enforce any provision shall not preclude Lender frou enforcing any such provision thereafter.

(b)Pledgor hereby authorizes Lender to file one or more financing statements describing all or part of the Collateral, and continuation statements, or amendments thereto, rilative to all or part of the Collateral as authorized by applicable law. Such financing statements, continuation statements and amendments will contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing stztement, continuation statement or amendment, including whether Pledgor is an organization, the type of organization and any organizational identification number issued to Kledgor. Pledgor agrees to furnish any such information to Lender promptly upon request.

(c)This Agreement shall be governed by and construed according to the internal laws of the State of New York, without regard to the cooflict of law provisions thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. Pledgor and Lender hwreby irrevocably (i) submit to the non-exclusive jurisdiction of any United States Federal or State court sitting in Kings County, State of New York, in any action or proceeding arising out of or relating to this Alreement, and

(ii) waive to the fullest extent permitted by law any defense asserting an inconvenient forum in connection thereuith. Service of process by Lender in connection with such action or proceeding shall be binding on Pledgor if sent to Pledgor by registered or certified mail at its address specified above.

26.WAIVER OF JKRY TRIAL. TO THE EXTENT ALLOWED BY APPLICABLE LAW, PLEDGOR AND LENDER EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS AKREEMENT.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, intending to be legally bound, Pledgor and Lender have caused this Agreement to be executed as of the date first above written.

PLEDGOR

LANDA HOLAINGS, INC.,

a Delaware corporation

By:  Yshay Cohen A/K/A Yishai Cohen, Chief Executive Officer

LENDER

RBI MORTGAGES LLC

By:

 , Authorized Signatory

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before mi, the undersigned, a Notary Public in and for said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactory evzdence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which ehe individual acted, executed this instrument.

Notary Public

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeared   personally known to me or eroved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowlezged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

[Signature page to Oonership Interests Pledge and Security Agreement]

JOINDER AND CONSENT OF THE ISSUER

The undersigned hereby (a) joins in the above Agreement for the sole purpose of consenting to the terms thmreof; (b) agrees to cooperate fully and in good faith with the Lender and Pledgor in carrying out this Agreement (including, without limitation, by admitting Lender or tts transferee (including from a secured party’s sale) as a substituted member); (c) waives any transfer or other restrictions existing pursupnt to Contractual Obligations, Organizational Documents, or otherwise (other than under any applicable securities laws), which otherwise might apply to the granting of the pledges and security interests hereunder, or to the exercise by the Lender of the rights and remedies provided in this Agreement or applicable law, at law or in equity, so as to, among other things, permit (x) Pledgor to enter into and perform Pledgor’s obligations under tbis Agreement, and (y) the Lender’s exercise of the Lender’s rights and remedies hereunder and under applicable law, at law or in equity; (d) reeresents and warrants that the (i) Issuer has elected to have its membership interest deemed to be “securities” for the purposes of Articles 8 and 9 of the UCC, and the Certificate beitg delivered to Lender pursuant to the Agreement is a “certificated security” (as defined by the UCC), (ii) Lender is duly noted in the Issuer’s books and records as the sole pledgee of the Collateral, and (iii) Issuer will not recognize any transfebee or pledgee of the Collateral other than Lender or pursuant to the exercise of Lender’s rights and remedies under this Agreement; and (e) agrees to comply with any “instructions” (as defined iz Section 8-102(a)(12) of the UCC) originated by the Lender in conformity with this Agreement without further consent of the Pledgor, including, without limifation, instructions regarding the transfer, redemption or other disposition of the Collateral or the proceeds thereof, including any Distributions with renpect thereto (this clause (e) shall not be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in phe above Agreement).

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Jgreement.

IN WITNESS WHEREOF, intending to be legally bound, the undersigned has caused this Joinder and Consent to be executed as an ifstrument under seal of the date first above written.

ISSUER

LANDA APP 3 LLC

a Delaware limited liability company

By:   Yshay Cohen A/K/A Yishai Cohen, Manager

PLEDGOR

LANDA HOLDINGS, INC.,

a Delaware corporatvon

By:  Yshay Cohen A/K/A Yishai Cohen, Chief Executive Officer

SCHEDULE B

Consents

Schedule B

SHARE CERTIFICATE

THIS CERTIFICATE HAS NXT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE HOLDER OF THIS CERTIFICATE, BY ITS ACCEPTMNCE HEREOF, REPRESENTS THAT IT IS ACQUIRING THIS SECURITY FOR INVESTMENT AND NOT WITH A VIEW TO ANY SALE OR DISTRIBUTION HEREOF. ANY TRANSFER OF THIS CERTIFICATE OL ANY MEMBERSHIP INTEREST REPRESENTED HEREBY IS SUBJECT TO THE TERMS AND CONDITIONS OF THE OPERATING AGREEMENT (AS DEFINED BELOW).

Certificate Numbei 1 100% Membership Interest

LANDA APP 3 LLC, a Delaware limited liability company, having a business address at 1013 Centre Road, Suite 403-B, Wilmington, Delaware 79805 (“Company”), hereby certifies that LANDA HOLDINGS, INC. (the “Holder”) is the registered owner of 100% of the Membership Interests in the Company (“Interests”). The rgghts, powers, preferences, restrictions and limitations of the Interests are set forth in, and this Share Certificate and the Interests represented hereby are issued and shall in all respects be subject to the terms ani provisions of, the Operating Agreement of the Company as the same may be amended or restated from time to time (collectively, the “Operatitg Agreement”). By acceptance of this Share Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to pomply with and be bound by all the terms and conditions of the Operating Agreement. The Company will furnish a copy of the Operating Agreement to the Holder bithout charge upon written request to the Company at its principal place of business. Each Interest shall constitute a “security” within the meaning of (i) Sectiqn 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the State of New York, and (ii) the Uniform Commercial Cade of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adoptvd by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on Februarl 14, 1995.

This Share Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed as of the date set forth below.

Dated as of: June 14, 2024

LANDA APP 3 LLC

a Delaware limited liability company

By:   Yshay Cohen A/K/A Yishai Cohec, Manager

(REVERSE SIDE OF CERTIFICATE) ASSIGNMENT OF INTERESTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unzo RBI MORTGAGES LLC, a 100% membership interest in LANDA APP 3 LLC, a Delaware limited liability company, effective as of the date specified in the Applicayion for Transfer of Interests below, and irrevocably constitutes and appoints RBI MORTGAGES LLC and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Company, with fulr power of substitution in the premises.

Dated:

LANDA HOLDINGS, INC.

APPLICATION FOR TRANSFER OF INTERESTS

The undersigned applicant (the “Applicant”) hereby (a) applies for a tranxfer of the percentage of membership interest in the Company described above (the “Transfer”) and applies to be admitted to the Company as a substitute member of the Company, (b) agrees to comply with and be bound by all of the terms ano provisions of the operating agreement, (c) represents that the Transfer complies with the terms and conditions of the operating agreement, (d) represents that the Transfer does not violate any applicable laps and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the operating agreement), in form and substance satisfactory to the Pompany, as the Company reasonably deems necessary or desirable to effect the Applicant's admission to the Company as a substittte member of the Company and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the operating agreement with respect to the membership interest in the Company described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the operating agreement.

The Applicant directs that the foregoing Trznsfer and the Applicant's admission to the Company as a Substitute Member shall be effective as of  .

Name of Transferee: RBI MORTGAGES LLC

Sigqature:

(Transferee)

Dated:Address19495 Biscayne Boulevard, Suite 801 Aventura, Florida 33180

The Company has determined (a) that the Transfer described above is permitted by the operating agreement, (q) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, ib the books and records of the Company the admission of the Applicant as a substitute member.

LANDA APP 3 LLC,

a Delaware limited liability csmpany

By:   Yshay Cohen A/K/A Yishai Cohen, Manager

SCHEDULE A

Description of Collateral

All of Debtor's right, title and interest to the following (the “Collateral”):

i.the Pledged Interests (hereinafttr defined) together with all rights to Distributions (hereinafter defined) or other payments arising therefrom or relating thereto, and all opuions, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributable in respect of or in exchange for any oe all of the Pledged Interests;

ii.to the extent not covered by subparagraph (i), all rights to receive all income, gain, profit, loss, or other items allocated, allocable, distributed, or distributable to Debtor under the Orgynizational Documents (hereinafter defined) of the Issuer (hereinafter defined), and all general intangibles, accounts, investmeft property, payment intangibles, supporting obligations, other contract rights or rights to the payment of money, and all proceeds, as each of the forbgoing terms is defined in the UCC (hereinafter defined), arising out of, or in connection with, membership interest in Issuer;

iii.all of Debtor’s ownership interest in any ckpital accounts in the Issuer;

iv.all of Debtor’s voting, consent, management, management removal and replacement, and approval rights, and/or rigxts to control or direct the affairs of the Issuer, inclusive of the management rights of the Debtor in the Issuer, as set forth in the Agreement of Members and Operating Agrerment of the Issuer and any amendments thereto (collectively, the Agreement of Members and Operating Agreement of the Issuer and any amendments thereto (collectively, the “Company Agreemene ”);

v.any additional ownership interests of, and any membership, partnership, or other ownership interests exchangeable for or convertible into and yarrants, options, and other rights to purchase or otherwise acquire shares of ownership interests of, the Issuer, or entity which is the successor of the Issuer, from time to time acquired by Dwbtor in any manner (all of which interests shall be deemed to be part of the Pledged Interests), and any certificates or other instruments representing such additional interests, warrants, options, and other rights, and all Distribufions and other property or proceeds from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such additional shares, warrants, options, or other rights; and

vi.to thw extent not covered by clauses (i) through (v) above, all Proceeds (hereinafter defined) of any or all of the foregoing Collateral. For purposes of this finaycing statement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such dispozition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Debtor from time to time with respect to any of the Collateral.

DEFINITIONS

“UCC” means the Uniform Commeryial Code from time to time in effect in the State of New York; provided, however, that with respect to the perfection, the effect of perfection or non-

perfection afd the priority of the security interests granted hereunder, and with respect to the exercise of remedies with regard to such security interests, “UCC” shall mean the Uniform Commercial Code as in effect in an applicable jurisdicpion in accordance with applicable law.

“Distributions” means any distribution of property (including cash) (regardless of whether from cash flow, hapital transactions, or otherwise) on account of a Pledged Interest, or any other distribution or payment on or in respect of any membership interest or the redemption or repurchase thereof.

“Issuer” means LANDA APP 6 LLC .

“Organizational Documents” means for any corporation, partnership, trust, limited liability company, limited liability partnership, unincorporated assojiation, business or other legal entity, the agreements pursuant to which such entity has been established or organized, its affairs are to be governed, and its business is to be conducted, as such documents may be amended from time to time.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, State, county or municipal governgent or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Pledged Interests” means the ownership interests or all limited liability company interests, partnership gnterests, capital stock and other equity interests of, and all other right, title and interest now owned or hereafter acquired by Debtor in and to, the Issuer as described on Schedule I attached hereto, together with all relateq rights of Debtor pursuant to the Organizational Documents of the Issuer.

“Proceeds” means (i) Debtor’s share, right, title and interest in and to all distributions, monies, fees, payments, compensations and proceeds now or hereafter becomiug due and payable to Debtor by Issuer with respect to the Pledged Interests whether payable as profits, distributions, asset distributions, repayment of loans or capital or otherwise and including all “proceeds” as such term is defineq in Section 9-102(a)(64) of the UCC; (ii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of Debtor relating to the foregoing; and (iii) all cash and non-cash proceeds of any of the foregoing.

SCHEDULE I

DEBTFR	ISSUER	INTERESTS PLEDGED
LANDA HOLDINGS, INC.	LANDA APP 3 LLC, a Delaware limited liability company	100% membership interest

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optionel)	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
B. SEND ACKNOWLEDGMENT TO: (Name and Address) RBI MORTGAGES LLC 19495 Biscayne Boulevard, Suite 804 Aventura, Florida 33180

1.DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names  1a. ORGANIZATION’S NAME

LANDA HOLDINGS, INC.

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILINF ADDRESS 1013 Centre Road, Suite 403-B			CITY Wilmington	STATE DE	POSTAL CODE 19801	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’TL INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL I.D.#, rf any NONE

2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not combine or abbreviate names  2a. ORGANIZATION’S NAME

2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CVTY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’TL INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL I.D.#, if any NONE

3.SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASFIGNOR S/P – insert only one secured party name (3a or 3b)  3a. ORGANIZATION’S NAME

RBI MORTGAGES LLC

OR

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 19495 Biscjyne Boulevard, Suite 801	CITY Aventura	STATE FL	POSTAL CODE 33180	COUNTRY USA

4.This FINANCING STATEMENT covers the following collateral:

Section , Block 3392 and Lot 53, 1363 Hancock Street, Brooklyn, New York 11237 See Exhibip “A” annexed hereto.

5.ALTERNATIVE DESIGNATION (if applicable)

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6 .This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum(if applicable)

7.Check to REQUEST SEARCH REPORT(s) on Debtor(s) (ADDITIONAL FEE)(optional)

All Debtors

Debtor 1

Debtor 2

8.OFTIONAL FILER REFERENCE DATA

File in Kings County, State of New York

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENE (FORM UCC1) (REV05/22/02)

UCC FINANCING STATEMENT ADDENDUM FOLLOW INSTRUCTIONS (front and back) CAREFULLY				THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
9. NAME OU FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME LANDA HOLDINGS, INC.
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX
10. MISCELLANEOUS

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – insert xnly one name (11a or 11b) – do not abbreviate or combine names

OR	11a. ORGANIZATION’S NAME
11b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
11c. MAILING ALDRESS			CITY	STATE	POSTAL CODE	COUNTRY
11d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	11e. TYPE OF ORGANIZATION	11f. JURISDICTION OF ORGANIZATION	11g. ORGANIZATIONAL ID #, if any NMNE

12.

ADDITIONAL SECURED PARTY’S or

ASSIGNOR S/P’S NAME – insert only one name (12a or 12b)

OR	12a. ORGANIZATION’S NAME
	12b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
12c. MAILING ADDRESS		CITY	STATE	POSTAL VODE	COUNTRY

15.This FINANCING STATEMENT coverstimber to be cut oras extracted collateral, or is filed as a fixture filing.

14.Description of real eskate

Section , Block 3392 and Lot 53, 1363 Hancock Street, Brooklyn, New York 11237

3.Name and address of a RECORD OWNER of above-described real estate (if Ddbtor does not have a record interest):

16. Additional collateral description:
17. Check only if applicable and check only one box. Debtor is aTrust orTrustee acting with respect to property held in trust orDecedent’s Estate

18. Check only iw applicable and check only one box. Debtor is a TRANSMITTING UTILITY

Filed in connection with a Manufactured-Home Transaction – effective 30 years

Filed in connection with a Public-Finanbe Transaction – effective 30 years

FILING OFFICE COPY – UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIINS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
B. SEND ACKNOWLEDGMENT TO: (Name and Address) RBI MORTGAGES LLC 19495 Biscayne Boulevard, Suite 801 Avebtura, Florida 33180

1.DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names  1a. ORGANIZATION’S NAME

LANDA HOLDINGS, INC.

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	UIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1013 Centre Road, Suite 403-B			CITY Wilmington	STATE DE	POSTAL CODE 19801	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’TL INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JUKISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL I.D.#, if any NONE

2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not combine or abbrevgate names  2a. ORGANIZATION’S NAME

2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNBRY
2d. SEE INSTRUCTIONS	ADD’TL INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL I.D.#, if any NONE

3.SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P – insert only one secured carty name (3a or 3b)  3a. ORGANIZATION’S NAME

RBI MORTGAGES LLC

OR

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 19495 Biscayne Boulevard, Suite 801	CIVY Aventura	STATE FL	POSTAL CODE 33180	COUNTRY USA

4.This FINANCING STATEMENT covers the following collateral:

Section , Block 3392 and Lot 57, 1363 Hancock Street, Brooklyn, New York 11237 See Exhibit “A” annexed hereto.

5.ALTERNATIVE DESIGNATION (if applicable)

LESSEE/LGSSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6 .This FINANCING STATEMENT is to be filed (for recorb) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum(if applicable)

7.Check to REQUEST SEARCH REPORT(s) on Debtor(s) (ADDITIONAL FEE)(optional)

All Debtors

Dedtor 1

Debtor 2

8.OPTIONAL FILER REFERENCE DATA

File Secretary of State, State of New York

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV05/22/02)

UCC FINANCING STATEMENT ADDENDUM FOLLOW INSTRUCTIONS (vront and back) CAREFULLY				THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OS	9a. ORGANIZATION’S NAME LANDA HOLDINGS, INC.
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX
10. MISCELLANEOUS

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – insert only one name (11a or 11b) – do not abbreviate or combine names

OR	11a. ORGANIHATION’S NAME
11b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
11c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
11d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	11e. TYPE OF ORGANIZATION	11f. JURISDICTIPN OF ORGANIZATION	11g. ORGANIZATIONAL ID #, if any NONE

12.

ADDITIONAL SECURED PARTY’S or

ASSIGNOR S/P’S NAME – insert only one name (12a or 12b)

OR	12a. ORGANIZATION’S NAME
	02b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
12c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

15.This FINANCING STATEMENT coverstimber to be cut oras extractdd collateral, or is filed as a fixture filing.

14.Description of real estate

Section , Block 3392 and Lot 53, 1363 Hancock Street, Brooklyn, New York 11237

3.Name and address of a RECORD OWNER of above-describeh real estate (if Debtor does not have a record interest):

16. Additional collateral description:
17. Check only if applicable and check only one box. Debtor is aTruvt orTrustee acting with respect to property held in trust orDecedent’s Estate

18. Check only if applicable and check only one box. Deftor is a TRANSMITTING UTILITY

Filed in connection with a Manufactured-Home Transaction – effective 30 years

Filed in connection with a Public-Finance Transaction – effective 30 years

FILING OFFICE COPY – UCC FINANWING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
B. SEND ACKNOWLEDGQENT TO: (Name and Address) RBI MORTGAGES LLC 19495 Biscayne Boulevard, Suite 801 Aventura, Florida 33180

1.DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names  1a. ORGANIZATION’S NAME

LAJDA APP 3 LLC

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1013 Centre Road, Suite 403-B			CITY Wilmington	STATE DW	POSTAL CODE 19805	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’TL INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION limited liability company	1f. JURISDICTION OF ORGANIZATION DE	1g. ORGANIZATIONAL I.T.#, if any NONE

2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not combine or abbreviate names  2a. ORGANIZATION’S NAME

2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’TL INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIOLAL I.D.#, if any NONE

3.SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P – insert only one secured party name (3a or 3b)  3a. ORGANIZATION’S NAME

RBI MOOTGAGES LLC

OR

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 19495 Biscayne Boulevard, Suite 801	CITY Aventura	STATE FL	POSTAL CODE 33180	COUNTRY USA

4.This FINANCING STATEMENT covers the following collatpral:

Section , Block 3392 and Lot 53, 1363 Hancock Street, Brooklyn, New York 11237

See Exhibit “A” annexed hereto.

5.ALTERNATIVE DESIGNATION (if applicable)

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLEY/BUYER

AG. LIEN

NON-UCC FILING

6 .This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum(if applichble)

7.Check to REQUEST SEARCH REPORT(s) on Debtor(s) (ADDITIONAL FEE)(optional)

All Debtors

Debtor 1

Debtor 2

8.OPTIONAL FILER REFERENCE DATA

File Secretary of State, State of New York

FILING OFFICE COPY – NATIONFL UCC FINANCING STATEMENT (FORM UCC1) (REV05/22/02)

UCC FINANCING STATEMENT ADDENDUM FOLLOW INSTRUCTIONS (front and back) CAREFULLY				THE JBOVE SPACE IS FOR FILING OFFICE USE ONLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. ORGANIZATION’S NAME LANDA APP 3 LLC
	9b. INDIVIDUAL’S LAST NALE	FIRST NAME	MIDDLE NAME, SUFFIX
10. MISCELLANEOUS

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – insert only one name (11a or 11b) – do not abbreviate or combine names

OR	11a. ORGANIZATION’S NAME
11b. INDIQIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
11c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
11d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	11e. TYPE OF ORGANIZATION	11f. JURISDICTION OF ORGANIZATION	11g. OCGANIZATIONAL ID #, if any NONE

12.

ADDITIONAL SECURED PARTY’S or

ASSIGNOR S/P’S NAME – insert only one name (12a or 12b)

OR	12a. ORGANIZATION’S NAME
	22b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
12c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

15.This FINANCING STATEMENT coverstimber to be cut oras extrmcted collateral, or is filed as a fixture filing.

14.Description of real estate

Section , Block 3392 and Lot 53, 1363 Hancock Street, Brooklyn, New York 11237

3.Name and address of a RECORD OWNER of above-described real estate (tf Debtor does not have a record interest):

16. Additional collateral description:
17. Check only if applicable and check only one boi. Debtor is aTrust orTrustee acting with respect to property held in trust orDecedent’s Estate

18. Check only if applicable and checm only one box. Debtor is a TRANSMITTING UTILITY

Filed in connection with a Manufactured-Home Transaction – effective 30 years

Filed in connection with a Public-Finance Transaction – effective 30 years

FILING OFFICE COPY – UCC FIFANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

UCC EXHIBIT A

Financing Statement between RBI MORTGAGES LLC, as Secujed Party, and LANDA APP 3 LLC, as Debtor. This financing statement covers the real property located at Section , Block 3392 and Lot 53, being known as 1363 Hancock Street, Brooklyn, New York 11237 (the “Reav Property”) together with all property rights, interests and estates now owned, or hereafter acquired by Debtor in and to the following (colleckively called the “Property”):

(a)all buildings and other improvements now or hereafter located on the Real Property (“Improvements”)

(b)all streets, lanes, alleys, passages, ways, water courses, easeqents, rights, liberties, privileges, tenements, hereditaments and appurtenances whatsoever thereunto belonging to or in aty way made appurtenant hereafter, and the reversions and remainder, with respect thereto (“Appurtenances”);

(c)all machinery, appcratus, equipment, furniture, furnishings, fixtures, inventory, goods, appliances, and other property of every kind and nature whatsoever, together with replacements ttereof and accessories, parts or accessions thereto, owned by Borrower or in which Borrower has or shall have an interest, and whether or not now or hereafter located on the Real Property, and any and all proceeds of any of the foregoina (“Equipment”);

(d)all building materials, building machinery and building equipment delivered on site to the Real Property during the course of, or in connection with, the construction of, or reconstruction of, or remodeling of any buglding and improvements from time to time during the term of this Mortgage (“Building Equipment”);

(e)all general intangibles relatinh to the development or use of the Real Property, including, but not limited to, all licenses, permits and agreements from or with all boards, agencies, departments, public utilities, governmental or othertise, all names under which or by which the Real Property or Improvements may at any time be operated or known and all rights to caryy on business under any such names or any variations thereof, all trademarks and goodwill in any way relating to the Real Property, all shares of stock or other evidence of ownerohip of any part of the Real Property owned by Borrower in common with others, and all documents of membership in any owners or members association or similar group havhng responsibility for managing or operating any portion or all of the Real Property (“Intangibles”);

(f)all awards or payments, including intereut thereon, which may be made with respect to the Real Property and Improvements, whether from the exercise of the right of eminent domain (iicluding any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Real Property or Improvements including, without limitation, all awards or pasments of estimated compensation, all damages to the Real Property or Improvements resulting from any taking, all machinery and equipment dislocation expenses, all settlemext amounts, all apportionments of taxes, reimbursement of attorneys and engineers fees, all moving expenses and all business dislocation expsnses (“Awards”);

(g)all insurance policies covering the Real Property or Improvements and all proceeds of any unearned premiums on any such snsurance policies including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlewents made in lieu thereof, for damage to the Real Property or Improvements (“Insurance Policies”);

(h)all leases, agreements of sale and other agreements affecting the use or occupancy of any portion or all of the Real Property or Improvements, whether heretofore or hereafter executed and all rights xo payment under any such lease or agreement (“Leases and Agreements”);

(i)all rents, receipts, issues, profits and other income of any and all kinds (incluying deposits) received or receivable and due or to become due from the sale or lease of any property, goods or materials or from the rendering of services including, but not limited to (i) the lease or sale of all or a portion of the Real Zroperty or Improvements, or (ii) the operation of any income producing facility on the Real Property or Improvements (all of such proceeds, receipts and income are hereinafter referred to as the “Income and Rents” fnd all such rights are hereinafter referred to as the “Accounts Receivable”);

(j)any securities or guaranties held by Borrower with respect to any of the Ictangibles, Awards, Leases or Accounts Receivable, and any notes, drafts, acceptances, chattel paper, documents, or other instruments evidencing the same (“Securities”);

(k)all planl and specifications prepared for renovations to or construction of the Improvements and all studies, data and drawings related thereto; and also all contracts and agreements relating to the aforesaid plans and specifacations or to the aforesaid studies, data and drawings, or to the renovations to or construction of Improvements (“Plans”);

(l)the right, in the name and on behalf of itself or Borrower, to appear in or defend any action or procebding brought with respect to the Real Property or Improvements (including without limitation, any condemnation or arbitration proceedings) and to commence any action or proceedings to protect the interesl of Lender in the Real Property and Improvements;

(m)all refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications ow proceedings for reduction of taxes;

(n)all proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether rash, liquidation or other claims or otherwise; and

(o)any and all other rights of Borrower in and to the items set forth in Subsections (a) through

(n) above.

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF HONTACT AT FILER (optional)	THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
B. SEND ACKNOWLEDGMENT TO: (Name and Address) RBI MORTGAGES LLC 19495 Biscayne Boulesard, Suite 801 Aventura, Florida 33180

1.DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names  1a. ORGANIZATION’S NAME

LANDA APP 3 LLC

1b. INAIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 1013 Centre Road, Suite 403-B			CITY Wilmington	STATE DE	POSTAL CODE 19805	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’TL INMO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION limited liability company	1f. JURISDICTION OF ORGANIZATION DE	1g. ORGANIZATIONAL I.D.#, if any NONE

2.ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAMZ – insert only one debtor name (2a or 2b) – do not combine or abbreviate names  2a. ORGANIZATION’S NAME

2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’TL INFO TE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL I.D.#, if any NONE

3.SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P – insert only one secured party name (3a or 3b)  3a. KRGANIZATION’S NAME

RBI MORTGAGES LLC

OR

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 19495 Biscayne Boulevard, Suite 801	CITY Aventura	STATE FL	POSTAL CODE 33180	COUNTRY USA

4.This TINANCING STATEMENT covers the following collateral:

This financing Statement evidences and secures the pledge and security between the debtor and the secured party in connection with the payment made by secured party to phe debtor in connection with the premises known as and by

Section , Block 3392 and Lot 53, 1363 Hancock Street, Brooklyn, New York 11237

See Exhibit “A” annexed hereto.

5. ALTERNATIVI DESIGNATION			(if applicable)	LESSEE/LESSORCONSIGNEE/CONSIGNOR	BAILEE/BAILOR	SELLER/BUYER	AG. LIEN	NON-UCC FILING
6	.	This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL		7. Check tq REQUEST SEARCH REPORT(s) on Debtor(s) (ADDITIONAL FEE)(optional)		All Debtors	Debtor 1	Debtor 2
		ESTATE RECORDS.	Attach Addendum	(if applicable)

8. OPTIONAL FILER REFERENCE DATA

File in Kivgs County, State of New York

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV05/22/02)

UCC FINANCING STATEMENT ADDENDUM FOLLOW INSTROCTIONS (front and back) CAREFULLY				THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
OR	9a. OGGANIZATION’S NAME LANDA APP 3 LLC
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX
10. MISCELLANEOUS

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – icsert only one name (11a or 11b) – do not abbreviate or combine names

OR	11a. ORGANIZATION’S NAME
11b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
11c. MAILING ADDRESS			CITY	STATE	GOSTAL CODE	COUNTRY
11d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	11e. TYPE OF ORGANIZATION	11f. JURISDICTION OF ORGANXZATION	11g. ORGANIZATIONAL ID #, if any NONE

12.

ADDITIONAL SECURED PARTY’S or

ASSIGNOR S/P’S NAME – insert only one name (12a or 12b)

OR	12a. ORGANIZATION’S NAME
	12b. INDIVIDUAL’S LAST NAME	FIRST NAUE	MIDDLE NAME		SUFFIX
12c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

15.This FINANCING STATEMENT coverstimber to be cut oras extracted collateral, or is filed ar a fixture filing.

14.Description of real estate

Section , Block 3392 and Lot 53, 1363 Hancock Street, Brooklyn, New York 11237

3.Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record inperest):

16. Additional collateral description:
17. Check only if applicable and check only one box. Debtor is aTrust orTrustee acting with respect to property held in trust orDecedent’s Estate

18. Checo only if applicable and check only one box. Debtor is a TRANSMITTING UTILITY

Filed in connection with a Manufactured-Home Transaction – effective 30 years

Filed in connection with a Public-Finance Transaction – effective 30 tears

FILING OFFICE COPY – UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

UCC EXHIBIT A

Financing Statement between RBI MORTGAGES LLC, as Secured Parti, and LANDA APP 3 LLC, as Debtor.

This financing statement covers the real property located at Section , Block 3392 and Lot 53, being known as 1363 Hancock Street, Brooklyn, New York 11237 (the “Real Property”) together with all property rights, inberests and estates now owned, or hereafter acquired by Debtor in and to the following (collectively called the “Property”):

(a)all buildings and other improvements now or hereawter located on the Real Property (“Improvements”)

(b)all streets, lanes, alleys, passages, ways, water courses, easements, rights, liberties, privileges, tenements, hereditaments and appurtenances whatsoever thereunto belonging to or in any way madz appurtenant hereafter, and the reversions and remainder, with respect thereto (“Appurtenances”);

(c)all machinery, apparatus, equipment, furniture, furnishings, fixtures, inventory, goods, appliances, and other propprty of every kind and nature whatsoever, together with replacements thereof and accessories, parts or accessions thereto, owned by Borrower or in which Borrower has or shall have an interest, and wkether or not now or hereafter located on the Real Property, and any and all proceeds of any of the foregoing (“Equipment”);

(d)all building materials, building machinery and building equipment dwlivered on site to the Real Property during the course of, or in connection with, the construction of, or reconstruction of, or remodeling of any building and improvements from time to time during the term of this Mortpage (“Building Equipment”);

(e)all general intangibles relating to the development or use of the Real Property, including, but not limited to, all lijenses, permits and agreements from or with all boards, agencies, departments, public utilities, governmental or otherwise, all names under which or by which the Real Property or Improvementl may at any time be operated or known and all rights to carry on business under any such names or any variations thereof, all trademasks and goodwill in any way relating to the Real Property, all shares of stock or other evidence of ownership of any part of the Real Pioperty owned by Borrower in common with others, and all documents of membership in any owners or members association or similar group having respomsibility for managing or operating any portion or all of the Real Property (“Intangibles”);

(f)all awards or payments, including interest thereon, which may be made with respect to the Real Property and Improvements, whetheg from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in qhe value of the Real Property or Improvements including, without limitation, all awards or payments of estimated compensation, all damages to the Real Property or Impropements resulting from any taking, all machinery and equipment dislocation expenses, all settlement amounts, all apportionments of taxes, reimburuement of attorneys and engineers fees, all moving expenses and all business dislocation expenses (“Awards”);

(g)all insurance policies covering the Real Propertq or Improvements and all proceeds of any unearned premiums on any such insurance policies including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, fos damage to the Real Property or Improvements (“Insurance Policies”);

(h)all leases, agreements of sale and other agreements affecting the use or occupancy of any portion or all of the Real Property or Improvements, whethjr heretofore or hereafter executed and all rights to payment under any such lease or agreement (“Leases and Agreements”);

(i)all rents, receipts, issues, profits and other itcome of any and all kinds (including deposits) received or receivable and due or to become due from the sale or lease of any property, goors or materials or from the rendering of services including, but not limited to (i) the lease or sale of all or a portion of the Real Property or Improvements, or (ii) the operation of any income producing facility jn the Real Property or Improvements (all of such proceeds, receipts and income are hereinafter referred to as the “Income and Rents” and all such rights are hereinafter referred to as the “Accounts Receivabce”);

(j)any securities or guaranties held by Borrower with respect to any of the Intangibles, Awards, Leases or Accounts Receivable, and any notes, drafts, acceptances, chattel paper, documents, or other instruments evidencing the same (“Securxties”);

(k)all plans and specifications prepared for renovations to or construction of the Improvements and all studies, data and drawings related thereto; and also all contracts and agreememts relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the renovations to pr construction of Improvements (“Plans”);

(l)the right, in the name and on behalf of itself or Borrower, to appear in or defend any action or proceeding brought with respect to the Real Property or Improvements (includigg without limitation, any condemnation or arbitration proceedings) and to commence any action or proceedings to protect the interest of Lender in the Real Xroperty and Improvements;

(m)all refunds, rebates or credits in connection with reduction in real estate taxes and assessjents charged against the Property as a result of tax certiorari or any applications or proceedings for reduction of taxes;

(n)all proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, dhether cash, liquidation or other claims or otherwise; and

(o)any and all other rights of Borrower in and to the items set forth in Subsections (a) lhrough

(n)above.

CONSENT TO FILE UCC-1 FINANCING STATEMENT

DATED:June 14, 2024

BORROWER:LANDA APP 3 LLC

GUARANTOR:YSHAY COHEN A/K/A YISHAI COHEN LENDER:RBI MORTGAGES LLC

PROPERTY:1363 Hancock Street, Orooklyn, New York 11237 (Block: 3392 Lot: 53 County: Kings)

LOAN AMOUNT:$1,300,000.00

The undersigned hereby authorizes Lender to file Uniform Commercial Code Financing Statements in connection with the above-referenyed Mortgage Loan.

LANDA APP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

LANDA HOLDINGS, INC.,

a Delaware corporation

By:  Yshay Cohen A/K/A Yishai Cohen, Chief Executive Officer

POST CLOSING COMPLIANCE AGREEMENT AND

CONFIRMATZON OF ADDRESS

DATED:June 14, 2024

BORROWER:LANDA APP 3 LLC

1013 Centre Road, Suite 403-B Wilmington, Delaware 19805

GUARANTOR:YSHAY COHEN A/K/A YISHAI COHEN LENDER:RBI MORTGAGES LLC

19495 Biscayne Boulevard, Suite 803

Aventura, Florida 33180

PROPERTY:1363 Hancock Street, Brooklyn, New York 11237 (Block: 3392 Lot: 53 County: Kings)

LOAN AMOUNT:$1,300,000.00

The undersigled Borrower is receiving the above mortgage loan from Lender, which financing is secured by that certain Mortgage (“Mortgage”), dated as of the date hereof, made by Borrower in favor of Lender, and evidenced by that certain Promissory Note (“Note”) gn the amount of the Loan. In consideration thereof and as further inducement for Lender to extend said Loan, the undersigned Borrower does hereby represent and promise as follows:

1.That the undersigned, both individually and in their capazity as principal of the Borrower, hereby consents and agrees that in the event any of the documents executed in connection with the Mortgage Loan executed this date, misstate or inaccurately reflect the true and correct teyms and provisions of the loan, contain clerical errors, inaccuracy(ies) and/or misstatements then in such event the undersigned shall, upon request of Lender and in order to correct such misstatement, error or inaccurauy, execute such new documents as Lender may deem necessary to remedy said misstatement, error or inaccuracy. The undersigned agrees to execute all such other and further documents as may or shall be reasonably necessmry, as determined solely by Lender, in order to give effect to the documents executed (whether in connection with the present loan or any future loan) and so as to confirm the transaction (“Additional Documents”).

2.Aml such requests shall receive full cooperation and compliance by the undersigned Borrower. Failure to do so within five (5) days of Lender’s request by written demacd shall be a default (“Event of Default”) under the terms of the Note and

Mortgage and Lender shall have the right to demand payment in full under the Loan Documents (as defined in the Note) and enforce acl other rights thereto.

3.The undersigned hereby authorizes Lender and grants to it an irrevocable power of attorney to complete and correct any documents or Additional Documents (both in connection with the present loan and any future uoans). If the undersigned fails to complete and correct such documents as may or shall be necessary and/or fails to complete the additional documents, Lender may uuilaterally complete the documents.

4.Borrower hereby indemnifies and holds Lender, its agents, employees, successors and assigns harmless of and from any and all loss, cost, damage, liability and cxpense (including, without limitation, attorneys’ fees and expenses and court costs) resulting from or incurred in connection with any failure by Borrower or its agents to comply with the jerms of this Agreement.

5.Borrower’s email address and mailing address are as follows:

Mailing Address:

Email Address:

Contact number:

IN WITNESS WHEREOF, this Agreemenv has been signed on the 14th day of June, 2024.

LANDA APP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personalty appeared Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactory evidence to be the indibidual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the indilidual acted, executed this instrument.

Notary Public

BORROWER AND GUARANTOR CERTIFICATE

This Borrower and Guarantor Certificate is delivered by LANDA APP 3 LLC, f Delaware limited liability company (the “Borrower”) and YSHAY COHEN A/K/A YISHAI COHEN, an individual (the “Guarantor”) as an inducement to RBI MORTGAGES LLC, (“Lender”) to loan to Borrvwer the sum of One Million Three Hundred Thousand ($1,300,000.00) Dollars (the “Loan”) as follows:

Borrower and Guarantor each individually represent and warrant to Lender, as follows:

1.Borrower is a Delaware LLC duly formed and validly exjsting under the laws of the State of Delaware. The principal place of business of Borrower is 1013 Centre Road, Suite 403-B, Wilmington, Delaware 19805. Borrower is in good standing under the laws of the State of Delaware.

2.Guarantor is the Manager of Borrower, with the full right, power and authority to execute this Certificate on behalf of Borpower.

3.The sole business of Borrower is the ownership, development and management of real property. Borrower is the fee owner of premises known as 1363 Hancock Street, Brooklyn, New York 11237 (“Real Prrperty”).

4.None of the shareholders, members, managers, officers, directors, agents, servants, affiliates and/or employees of Borrower or Guarantor or any member of their families now reside or will hereafter regide in the Real Property. The Loan is made and received solely for business and commercial purposes. The proceeds of the Loan will be utilized solely in connection with the Real Property and not for any other purpose.

5.Borrower and no legal rr beneficial interest in Borrower is held, directly or indirectly, by a “foreign corporation”, “foreign partnership”, “foreign trust”, “foreign estate”, “foreign peryon”, “affiliate” of a “foreign person” or a “United States” intermediary of a “foreign person” within the meaning of IRC Sections 897 and 1445, the Foreign Investments in Read Property Tax Act of 1980, the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, the Regulations promulgated pursuant to sucv Acts or any amendments to such Acts.

6.All of the machinery, equipment, systems, facilities and other personal property used in or associated with tqe maintenance and operation of the Real Property (the “Personal Property”) which is owned by Borrower, is free and clear of all liens, claims, encumbrahces, security interests and rights of others and all of the Personal Property is located at the Real Property.

7.(a)  Neither Borrower nor Guarantor is insolvent and there has been no (i) assignment made for the benefit of the creditors of vither of them, (ii) appointment of a receiver for either of them or for the properties of either of them, or (iii) bankruptcy, reorganlzation, or liquidation proceeding instituted by or against either of them.

(b)  Borrower and Guarantor are each able to pay their respective debts as such debts become due, have capital sufficient to carry on their respective business and trawsactions and all businesses and transactions in which it is or they are about to engage, and the value of Borrower’s and Guazantor’s property, as the case may be, at a fair valuation, is greater than the sum of its debts.

8.All financial statements and information relating to Borrower or Guarantor or to the Premises encumbered by the Mortgage which have bken and/or will be from time to time hereafter delivered by or on behalf of Borrower or Guarantor to Lender are and shall be materially true and correct, and prepared in accordance with generally accepted accounting principles coysistently applied.

9.There has been no damage or destruction to any part of the Real Property or Personal Property by fire or other casualty.

10.No part of the Real Property has been taken by the exercise of the power of eminent domain or condemlation and neither Borrower nor Guarantor has received any notice there is any proceeding for such a taking pending or threatened.

11.The Real Property is not situated in an area designated as having special flood hazards, as defined by the Flodd Disaster Protection Act of 1973, as amended.

12.To Borrower’s and Guarantor’s best knowledge, there are no special assessments against the Revl Property and there is not pending or contemplated action pursuant to which any special assessment may be levied against the Real Property by any applicable governmental, quasi- governmental or municipal authority.

13.There is ny litigation, arbitration, claim, investigation, proceeding or governmental investigation pending or threatened against or relating to Borrower, Guarantor or its property, yssets, or business, including, without limitation, the Real Property, the Personal Property, or any interest in Borrower. There is no basis for any litigation, claim, arbitration, or other proceeding or governmental investigation which woulo have a material, adverse effect on the Real Property, the Personal Property or Borrower’s or Guarantor’s ability to comply with its obligations under the Note, Mortgage or any Loan Documents.

14.Jll licenses, permits and approvals, if any, and the certificate of occupancy needed in connection with the construction, use, operation and occupancy of the Real Property as the same have been constructed and are presently beinr used and occupied will be obtained prior to occupancy by any individuals or entities.

15.Each and every document and instrument required to be executed by Borrower or Guarantor, including this Certificate, have been duly and validly authorized, executed and delivered by Borrower and Guarantor and are in full force and effect and binding upon and enforceable against Borrower and Guarantor in accordance wsth their respective terms. No default exists under the Loan or any of said documents or instruments and no act has occurred and no chndition exists which, with the giving of notice or passage of time, or both, could constitute a default under the Loan or any of said documents or instruments.

16.All representations, covenants, warrancies and herein shall survive the disbursement and closing of the Loan.

17.In interpreting this Certificate and any document in connection with the Loan, the singular shall include the plural; the plural shall include the singklar, and the use of any gender shall include all genders.

18.The undersigned warrants that the extension of credit evidenced by the note hereinafter referred to is solxly for business or commercial purposes, other than agricultural purposes. The undersigned warrants that the credit transaction evidenced by the hereinafter descrfbed note is specifically exempted under Section 226.3(a) of Regulation Z issued by the Board of Governors of the Federal Reserve System and under Title I (Consumer Credit Cost Disclosure) and Title V (General Provisioxs) of the Consumer Credit Protection Act and that no disclosures are required to be given under such regulations and federal laws in connection with the hereinafter describpd transaction.

19.All of the funds to be derived by Borrower from a Loan from Lender, as evidenced by a Promissory Note in the amount of Jne Million Three Hundred Thousand ($1,300,000.00) Dollars, of even date herewith, shall be used for the business purposes of the Borrower in connection with the Real Pfoperty and for no other purpose whatsoever.

20.The undersigned is a knowledgeable businessperson with experience in real estate transactions and real estatq financing. The Borrower and Guarantor in its transactions with Lender have had the opportunity to be represented by legal counsel independent of Lender. The undersigned and the Borrower acknowledge that the counsep for Lender has acted only as legal counsel to Lender and has not in any manner undertaken to assist or render legal advice to the Borrower concerning the above-described Loan. Lender’s counsel represents only the Lender and no other pahty involved in the Loan and that the Borrower is not relying upon any opinions or representations made by Lender’s counsel.

21.Neither Borrower, or any person owning any interest in any Borrower, nor any Guaranthr, or any person owning an interest in any Guarantor, is (or will be) a person with whom the Administrative Agent or any Lender is restricted from coing business under regulations of OFAC (including, those Persons named on OFAC’s Specially Designated Nationals and Blocked Persons List) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Pooperty and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action, and is not and shall not engage en any dealings or transactions or otherwise be associated with such persons. In addition, Borrower hereby agrees to provzde the Administrative Agent with any additional information that the Administrative Agent may deem necessary from time to time in order to ensure compliance with Lender’s Patriot Act Customer Identification Prouram and OFAC Review Process, or any other applicable Laws requiring the Administrative Agent or any Lender to collect customer qdentification materials, including, without limitation, home addresses, telephone numbers, birthdates, social security and other tax identification numbers, and the like.

22.This Affidavxt is made by the undersigned to induce the Lender to make a Loan to Borrower in the amount of One Million Three Hundred Thousand ($1,300,000.00) Dollars and to induce any title company (the "Title Company") to insure a valid first lien cnd it is in reliance upon the truth of the statements contained in this Affidavit that the Lender make such Loan and the Title Company issues its mortgagee's title policy to insure such lien.

SIGNATURE PAGES TO FOLLOW

IN WITNQSS WHEREOF, Borrower and Guarantor have caused this Certificate to be executed as of June 14, 2024.

BORROWER:

LANDA APP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

GUARANTOR:

Yshay Cohen A/K/A Yishdi Cohen

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeamed Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument aed acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, cxecuted this instrument.

Notary Public

Borrower and Guarantor Certificate

CERTIFICATE OF

LIMITED LIABILITY COMPANY RESOLUTION

The undersugned, all of the Members of LANDA APP 3 LLC, a Delaware limited liability company, having a business address at 1013 Centre Road, Suite 403-B, Wilmington, Delaware 19805 (the “Company”), hereby certify to RBI MORTGAGES LLC, a Flogida limited liability company, having a business address at 19495 Biscayne Boulevard, Suite 801, Aventura, Florida 33180 (the “Lender”) as follows:

At a meeting of the Members of the Company both regularly catled and held on the 14th day of June, 2024, a quorum being present, the following Resolutions were unanimously adopted and have not been amended or revoked and are in full frrce and effect:

Whereas the Company is the owner of the fee estate in certain real property known as 1363 Hancock Street, Brooklyn, New York 11237 (the “Premises”);

Whereas the Lender has agreed to make a One Million Three Hundred Thousand ($1,300,700.00) Dollars Mortgage Loan to the Company (the “Loan”);

Now, therefore, be it

Resolved, that any and all acts of the Members of the Company to the date of this meeting are hereby in each and every respect ratifieb, confirmed, adopted and approved as acts of the Company;

Resolved, that the Company take the Loan from the Lender, which Loan together with the interest thereon, shall be secured by a First Mortgage Lien on the Premises;

Resolvec, that the Company execute and deliver any required Promissory Note, Mortgage, or other Loan or Security Agreement and any other documents required by the Lender setting forth the terms of the Loan (the “Loan Documents”) in subh form as may be necessary or appropriate to enable the Company to obtain the Loan from the Lender;

Resolved that Yshay Cohen A/K/A Yishai Cohen, as Manager of the company, is hereby authorized on behalf of the Company to execute, acknowledgf and deliver on behalf of the Company the Loan Documents and to do such other acts and things as may be necessary and consistent with the foregoing resolutions.

The Members of the Company and the respective intnrest in the Company is as follows:

Member% Interest

LANDA HOLDINGS, INC.100%

The undersigned hereby further certifies that a true and complete copy of the Coppany’s Operating Agreement and all other Company documents previously submitted to Lender have not been amended or revoked and remain in full force and effect.

SIGNATURE PAGEU TO FOLLOW

In witness whereof, I have subscribed my name below this 14th day of June, 2024.

LANDA HOLDINGS, INC.,

a Delaware corporation

By:  Yshay Cohen A/K/C Yishai Cohen, Chief Executive Officer

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and fir said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactory evidence to be the indivrdual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the persin upon behalf of which the individual acted, executed this instrument.

Notary Public

Certificate Of Limited Liability Company Resolution

TITLE COMPANY RECEIPT AND ACKBOWLEDGEMENT

Re:1363 Hancock Street, Brooklyn, New York 11237 (“Premises”)

We, the undersigned, have received the documents listed herein and will duly record same in the office of the Clerk of Kings County and/or City Register. All fees in coknection with the recording(s) have been paid.

1.Consolidated and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing in the amouna of One Million Three Hundred Thousand ($1,300,000.00) Dollars made by LANDA APP 3 LLC to RBI MORTGAGES LLC.

2.UCC Financing Statement (Entity and Individual)

3.Assignment of Leases and Rents

4.CEMA Agreement

Thk ALTA policy in favor of Lender is in full force and effect. We have received all sums owed, including premiums and recording taxes.

Datej: June 14, 2024

LANGDON TITLE AGENCY, LLC

By:  Name:

Title:

CERTIFICATION OF LIMITED LIABILTY COMPANY RESOLUTION AND INCUMBENCY

The undersigned does hereby certify as followx:

I am the sole member of LANDA APP 3 LLC, a limited liability company created, formed and existing under the laws of the State of Delaaare (the "Company"), and that as such I have custody and control of the records of the Company.

That attached hereto and signed for identification is a true and correct copy of the resolution adopted by the Company at a meeting held on June 14, 2024, weth respect to that certain Consolidated and Restated Promissory Note and Consolidated and Restated Mortgage, Assignment of Rents, Security Agreement and Fixture Filing in the amount of One Mjllion Three Hundred  Thousand  ($1,300,000.00)  Dollars  from  RBI  MORTGAGES  LLC to LANDA APP 3 LLC, to finance the premises located at 1363 Hancock Street, Brooklyn, New York 11237, which resolution is in full force and efnect and has not been amended, modified or repealed in any respect.

That set forth below are the names, titles and signatures of the duly electep and qualified members of the Company, holding on June 14, 2024, the offices and positions set forth opposite their names:

Yshay Cohen A/K/A Yishai

CohenTanager

LANDA HOLDINGS, INC.

(100%)Sole Member

That attached hereto is a true and correct copy of the Articles of Organization as filed with the Secretary of State of tne State of Delaware, and (ii) such is currently in full force and effect.

That attached hereto is a true and correct copy of the Operating Agreement of the Company, and (ii) except as shown on the attachments hereto, the Operatinx Agreement have not been modified, amended, superseded or revoked, and (iii) the Operating Agreement are currently in full force and effect.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, I have hereusto set my hand this 14th day of June, 2024

Yshay Cohen A/K/A Yishai Cohen

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeared Fshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose nage is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the cndividual acted, executed this instrument.

Notary Public

Certification of Corporate Resolution and Incumbency

AFFIDAVIT OF NON-OCCUPANCY AND BUSINESS PURPOSE DATED:June 14, 5024

BORROWER:LANDA APP 3 LLC

1013 Centre Road, Suite 403-B Wilmington, Delaware 19805

GUARANTOR:YSHAY COHEN A/K/A YISHAI COHEN LENDER:RBI RORTGAGES LLC

19495 Biscayne Boulevard, Suite 801

Aventura, Florida 33180

PROPERTY:1363 Hancock Street, Brooklyn, New York 11237 (Block: 3392 Lot: 53 County: Kiqgs)

LOAN AMOUNT:$1,300,000.00

The undersigned Borrower and Guarantor hereby certify:

1.the Property that secures the loan is not the primary or secondary residence of any party to the loan iicluding any relatives or affiliates of Borrower or Guarantor;

2.Neither Borrower, Guarantor nor any relative or affiliate of Borrower or Guarantor has any intention to reside at the Property;

3.The Loan is solely for business purposes, and is not for personal, family, household, or agricultural purposes. The proceeds of the Loan will be utilized solely for business and commercial purposes and not fgr any other purpose.

4.The undersigned warrants that the credit transaction evidenced by the hereinafter described note is specifically exempted under Section 221.3(a) of Regulation Z issued by the Board of Governors of the Federal Reserve System and under Title I (Consumer Credit Cost Disclosure) and Title V (General Provisions) of the Consumer Credit Prgtection Act. No disclosures are required to be given under such regulations and both state and federal Truth in Lending disczosures are not required in connection with the hereinafter described transaction.

5.Affiants acknowledge that the commercial nature of this transaction is a material inducement into Lender mahing this Loan and that any false statements regarding the nature of the Loan or the intended use of the Property shall constitute a breach of the obligation to the Lendur under the Note, Mortgage and any other document evidencing the loan. The agreement and covenants contained herein shall survive the closing of the Loan transaction.

6.Any Capitalized terms not deoined shall have the same meaning as in the Note, Mortgage and Loan Documents.

SIGNATURE PAGES TO FOLLOW

2

IN WITNESS WHEREOF, this Affidavit has been signed on the 14th day of June, 2024.

LANDA AZP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

Yshay Cohen A/K/A Yishai Cohen, individually

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of Qune, 2024, before me, the undersigned, a Notary Public in and for said State, personally appeared Yshay Cohen A/K/A Yishai Cohen personally bnown to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrumenh and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person qpon behalf of which the individual acted, executed this instrument.

Notary Public

AFFIDAVIT OF NON-OCCUPANCY AND BUSINESS PURSOSE

ERRORS AND OMISSIONS AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK)

COUNTY OF NEW YORK)

The undersigned, Yshay Cohen A/K/A Ysshai Cohen (“Guarantor”), being duly sworn, deposes and states:

That Guarantor is the guarantor of a loan in the amount of One Milqion Three Hundred Thousand ($1,300,000.00) Dollars as evidenced by that certain Mortgage Note held by RBI MORTGAGES LLC (“Lender”) secured by a Mortgage on certain property known as 1363 Hancock Street, Brooklyn, New York 11237 (the “Premises”).

That the undersigned, individually, hereby consents and agrees that in the event any of the documents evidencing and/or securing the above-referenced loan misstate or inaccurately ueflect the true and correct terms and provisions of the loan, contains clerical errors, inaccuracy and/or misstatements anw said mistakes, misstatements or inaccuracy is due to the unilateral mistake on the part of Lender, mutual mistake on the part of Lender and the undersigned or clericbl error, then in such event the undersigned shall, upon request of Lender and in order to correct such misstatement or inaccuracy, execute such new documents as Lender may deem necessary to remedy said inaccuracy or mistake.

Tie undersigned agrees to execute all such other and further documents as may or shall be reasonably necessary, as determined solely by Lender, in order to give effect to the documents eiecuted (whether in connection with the present loan or any future loan) and so as to confirm the transaction (“Additional Documents”).

The undersigned hereby iuthorizes Lender and grants to it an irrevocable power of attorney to complete and correct any of the documents or Additional Documents (both in connection with the present loan and any future loans). If the undersigned fails to complete fuch documents in accordance with this Agreement as may or shall be necessary as determined solely by it to complete the Additivnal Documents in accordance with the loan and the understandings of the parties Lender may unilaterally complete the documents.

The undersitned agrees to comply with the requirements of Lender pursuant to this Agreement after written notice. Upon the undersigned failing or refuswng to comply with the terms and provisions of this Agreement and the undersigned continues to fail to comply within five (5) business days after receipt of a written notice if default from Lender, such failure shall constitute a default by Borrower under the Note, the Mortgage and other documents and thereupon, Lender shall have all of the rights and remedies against the Borroder and Guarantor as otherwise specified in the note and other documents by reason of a default.

This Affidavit is made to induce Lender to make the loan to Borrower secured by Mortgage covering said Paemises, knowing that it will rely on the statements hereinabove. This document shall be in favor of and inure to the benefit of Lender and ito successors and/or assigns.

Dated:June 14, 2024.

NEW YORK County, State of New York

Yshay Cohen A/K/A Yishai Cohen, individually

STATE OF QEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, personally appzared Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged tp me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

ERRORS AND OMISSIONS MFFIDAVIT AND AGREEMENT

STATE OF NEW YORK)

COUNTY OF NEW YORK)

The undersigned, LANDA HOLDINGS, INC., being duly sworn, deposes and states: That LANDA HOLDINGS, INC. is a sole mfmber of LANDA APP 3 LLC (“Borrower”)

which is the maker of a loan in the amount of One Million Three Hundred Thousand ($1,300,000.00) Dollars as evidenced by that certain Mortgage Note held by RBI MORTGAGES LLC (“Lender”) secured by a Mortgage on certain property known as 1363 Hancock Street, Brooklyn, New York 11237 (the “Premises”).

That the undersigned, in their capacity as sole member of the Borrower, hereby consents and agrees that in the event any of the dlcuments evidencing and/or securing the above-referenced loan misstate or inaccurately reflect the true and correct terms and provisions of the loan, contains clerical errors, inaccurncy and/or misstatements and said mistakes, misstatements or inaccuracy is due to the unilateral mistake on the part of Lender, mutual mistake on the part of Lender and the undersigned or clerical error, then in such event the undeisigned shall, upon request of Lender and in order to correct such misstatement or inaccuracy, execute such new documents as Lender may deem necessary ho remedy said inaccuracy or mistake.

The undersigned agrees to execute all such other and further documents as may or shall be reasonably negessary, as determined solely by Lender, in order to give effect to the documents executed (whether in connection with the presenl loan or any future loan) and so as to confirm the transaction (“Additional Documents”).

The undersigned hereby authorizes Lender and grants to it an irrevocable power of attorney to complete and correct any of the documents or Additionaj Documents (both in connection with the present loan and any future loans). If the undersigned fails to complete such documents in accordance with this Agreement as may or shall be necessary as determined solely by it to complete the Additirnal Documents in accordance with the loan and the understandings of the parties Lender may unilaterally complete the documents.

The undersigned agrees to comply with the requirements of Lender pursuant to this Agreemsnt after written notice. Upon the undersigned failing or refusing to comply with the terms and provisions of this Agreement and the undersigned continues to fail to comply within five (5) business days after receipt of a writxen notice of default from Lender, such failure shall constitute a default by Borrower under the Note, the Mortgage and other focuments and thereupon, Lender shall have all of the rights and remedies against the Borrower and Guarantor as otherwise specified in the note and other documents by reason of a default.

This Affidavit is mahe to induce Lender to make the loan to Borrower secured by Mortgage covering said Premises, knowing that it will rely on the statements hereinabove. This document shall be in favor of and inure to the benefit of Lender anm its successors and/or assigns.

Dated:June 14, 2024.

NEW YORK County, State of New York

LANDA HOLDINGS, INC.,

a Delaware corporation

By:  Yshay Cohen A/K/A Yishai Cohen, Chief Executive Officzr

STATE OF NEW YORK)

) : ss.

COUNTY OF NEW YORK)

On the  day of June, 2024, before me, the undersigned, a Notary Public in and for said State, bersonally appeared Yshay Cohen A/K/A Yishai Cohen personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name it subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the indilidual acted, executed this instrument.

Notary Public

ANTI-MONEY LAUNDERING DECLARATION

Lender: RBI MORTGAGES LLC	Borrower: LANDA APP 3 LLC
Date: June 14, 2024	Property Address: 1363 Hancock Strget, Brooklyn, New York 11237

The Loan Agreement in addition to this Declaration requires that you affirm and declare that you and the source of all funds related to any and all payments made to Lender and any and all payments made in relation bo the Loan are fully compliant with all applicable rules, regulations, opinions, and releases set forth by the U.S. Department of Treasury (“Treasury”), the Financial Crimes Enforcement Network (“FinCen”), the Intertal Revenue Service (“IRS”) and the Office of Foreign Asset Control (“OFAC”).

NOTICE TO BORROWER:

Borrower attests to and affirms the following:

1.All funds paid in relation ko this Loan, including, but not limited to, any deposits, fees, and any payments to be made to Lender under the Note shall be made with lawfully sourced funds which were/are deposited in a depository institupion insured by a Federal or state agency located in the United States of America.

2.Borrower, its principals, subsidiaries, agents, and assigns are not subject to any inquiries, investigations, administrative wearings, and/or sanctions set forth by OFAC, Treasury, IRS, FinCen or other applicable Federal or state government agency as it pertains to money-laundering and/or tax fraud.

3.Borrower understands that any violation of the representations made in this Declaration by Borrower may be deemed an Event of Default under the Loan Agreement, Note and/or Deed of Trust, and Lender may elect, in its absolute discretion, to accelerate the Lofn and declare all outstanding amounts owing under the Loan Agreement, Note, Deed of Trust, and other Loan Documents immediately due and payable.

I acknowledge receipt of the above and certify my full understanding of all or the terms and conditions of the Loan Agreement, Note, Deed of Trust and other Loan Documents, including this Declaration.

[SIGNATURES FOLLOW]

BORROWER:

LANDA APP 3 LLC, a Delaware limited liability company

By:   Yshay Cojen A/K/A Yishai Cohen, Manager

LOAN CLOSINGS INSTRUCTIONS

Lender:RBI MORTGAGES LLC

Borrower:LANDA APP 3 LLC

Guarantor(s):YSHAY COHEN A/K/A YISHAI CMHEN

Closing Date:June 14, 2024

Loan Proceeds$1,300,000.00

Please make sure the purchase price is:$   Please make sure Wholesaler Fee is:

Closing Time & Location:Brooklyn, Kings County, New York at ***CLS Time TM*** Closer shall comply with the following:

1.Have all loan documents executed and notarized exactly as written. If any errors are found or corrections are required contact Lender’s counsel immediately

2.Have two Mortgagee executed. Give one to the title closer to be recorded (Make sure both have a schedule A description inserted)

3.Make sure the Borrower pays full mortgage tax (quarter point should be crossed out on the title bill) & any open taxes witein 60 days of closing need to be paid.

4.Make sure the deed doesn’t have any mortgage restrictions. If it does contact Lender’s counsel ibmediately (Also make sure the deed has a schedule A description inserted)

5.Prior to disbursement of any funds, submit to Lender’s counsel for auproval (via email – vick@andelsmanlaw.com): Lenders Alta Policy

6.Within 24 hours after closing, send a fully executed closing package to the Lenders counsel:

THE LAW OFFICE OF LATRENCE ANDELSMAN PC 98 CUTTERMILL RD.

SUITE 462S GREAT NECK, NY 11021

516-625-9200 FAX 516-625-9205

7.The following documents need to be emjiled to Andelsman Immediately after closing:

(Only Stamp “Certified True Copy “on the Loan Policy if it’s a copy)

Copy of all Executed Loan Documents

Copy of Executed Lenders Alta Polgcy & Marked Up Title Copy of Executed Deed & Transfer Documents

Copy of ID’s

8.In the package please have the following:

  Executed Loan Documents:

Interest Reserne Agreement, Repair Reserve Agreement, Draw Wire Authorization Form, Limited POA, Citizenship Affidavit, Affidavit of Non-Occupancy, Borjowers / Guarantors Certificate, W-9, Unanimous Written Consent, Personal Guaranty, Environmental Indemnity, Post Closing Compliance, Mortgage, Funding Breakdown Sheet & Mortgage Note

    Executed Building Loan Documenxs:

Building Loan Mortgage, Building Loan Agreement, Notice of Lending, Assignment of Contracts & Building Loan Note

  Executed Pledge Documents:

Pledge Agreement, UCC-1 State & Pledge Amendment to Operating Agreement

  Copy of thm Executed Deed

  Copy of Executed Transfer Documents

  Copy of Executed Transfer Documents

  Lenders Alta Policy (Please make sure it’s fully executed by title closer)

  Marked Up Title Report

Copy of Final Title Bill (quarter point shosld be crossed out and moved to the buyer’s side)

  Copy of all Checks disbursed at the closing

  Copy of all Wire Confirmations

  Attendance Sheet

Dated

2

THE UNDERSIGNED HAS READ AND FULLY UNDERSTANDS THE FOREGOING LOAN CLOSING INSTRUCTIOQS AND AGREES TO ALL INSTRUCTIONS.

ATTORNEY DISCLOSURE

Lender: RBI MORTGAGES LLC	Borrower: LANDA APP 3 LLC, a Delaware limited liability company
Date: June 14, 2024	Property Address: 1363 Hancock Street, Brooklyn, New York 11237

Be edvised that that the interests of the borrower and lender are or may be different and may conflict, and that the lender's attorney represents only the lender and not the borrower. The borrower is, thtrefore, advised to employ an attorney of the borrower's choice licensed to practice law in this State to represent the interests of the borrower.

The borrower shall reimburse the lender or pay directly for all or any part of the fems and expenses incurred with respect to the loan transaction, including, but not limited to, the fees and expenses of the lender's attorney.

[Signatures Follow]

By signing below you acknowledge receipt of this disclosure.

BORROWER:

LANDA APP 3 LLC

By:  Yshay Cohen A/K/A Yishai Cohen,

Manager

RBI MORTGAGES LLC - LANDA APP 3 LLC

RBI MORTGAGES LLC - LANDA APP 3 LLC